UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Item1 . Report to Shareholders

Allianz Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

December 31, 2016

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–52	Fund Summaries
54–56	Important Information
57–58	Benchmark Descriptions
59–81	Schedules of Investments
82–89	Statements of Assets and Liabilities
90–93	Statements of Operations
94–99	Statements of Changes in Net Assets
100–127	Financial Highlights
128–155	Notes to Financial Statements
156-157	Privacy Policy
158-163	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent the Fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of Fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the Funds are not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy continued to expand during the six-month fiscal reporting period ended December 31, 2016, but the overall pace was far from robust. Economic activity overseas remained generally tepid. Against this backdrop, US and international equities generated solid results, while the US bond market posted a negative return during the reporting period.

The Six-Month Fiscal Period in Review

For the six-month period ended December 31, 2016, US stocks rose 7.82%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced positive results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning 5.67% and the MSCI World Index gaining 6.81%. Elsewhere, the MSCI Emerging Markets Index rose 4.49% in dollar-denominated terms. With respect to bonds, the Bloomberg Barclays US Credit Index declined 1.78% and the Bloomberg Barclays Global High Yield Index returned 5.10%. The Bloomberg Barclays US Government Bond Index returned -3.97%, while the broader bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, declined 2.53%.

Turning to the US economy, gross domestic product (GDP), the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 0.8% annual pace during the second quarter of 2016. GDP grew at a 3.5% annual pace during the third quarter. This represented the strongest expansion in two years. The Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 1.9% for the fourth quarter of 2016.

After raising interest rates for the first time in nearly a decade at its meeting in December 2015, the US Federal Reserve (the “Fed”) remained on hold at its first seven meetings in 2016. Then, as widely anticipated, the Fed again raised interest rates in December 2016 to a range between 0.50% and 0.75%. In the statement following the December meeting the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Economic growth outside the US was generally lackluster, which caused many international central banks to maintain highly accommodative monetary policies during the reporting period.

2	December 31, 2016 |	Semiannual Report

Both the European Central Bank (ECB) and the Bank of Japan (BOJ) introduced negative interest rates. The ECB also extended its bond purchasing program through December 2017. Elsewhere, in the aftermath of the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union (“Brexit”), the Bank of England lowered rates from 0.50% to 0.25% — a record low.

Outlook

Looking ahead, we believe investors should expect muted growth as the US enters its late-cycle period, Japan struggles with its aging population and Europe suffers from the uncertainties related to Brexit. In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to modestly increase rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere, we believe the ECB and BOJ should maintain their accommodative monetary policies. We have passed peak global liquidity as central banks have pushed past negative interest rate policies to begin supporting government spending.

The tides of deregulation continued shifting in 2016, and nationalism and populism gained ground. Given the results from the November elections in the US and significant elections looming in Europe in 2017, we believe politics should remain a key investment consideration. We also feel that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

On behalf of Allianz Global Investors U.S. LLC, the investment manager, and NFJ Investment Group LLC, the sub-adviser to certain funds, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Semiannual Report	| December 31, 2016	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2016 through December 31, 2016, as provided by Lu Yu, CFA, CIPM Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at Net Asset Value (“NAV”), of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned 0.22%, and underperformed the MSCI Emerging Markets Index (the “benchmark index”), which returned 4.49%.

Market Overview

Bookended by the Brexit vote and the US election outcome, the semi-annual reporting period returns were driven by oscillating investor sentiment. The Brexit news in June initially sent emerging markets into a tailspin, but this soon reversed course as emerging markets came to be seen as offering good relative value and attractive growth relative to developed markets. As a result, emerging market equities posted four consecutive months of gains from July through October.

The surprise Trump Presidential victory in November resulted in a short-term retreat in emerging markets due to the strength of the US dollar, the potential for higher US interest rates, and increased concerns over more protectionist policies. The negativity reversed course with a modest gain in December against the backdrop of continued attractive valuation, accelerating earnings growth expectations, Return on Equity (“ROE”) expansion and higher GDP growth in emerging market equities.

During the reporting period, pro-cyclical stocks were the best performers, led by double-digit gains in energy and materials, followed closely by financials. Meanwhile, consumer-related sectors were among the laggards with high single-digit declines in consumer staples and health care. Country performance was led by European shares, including strong gains in Russia and Hungary, while Mexico, the Philippines and Turkey were leaders to the downside.

Portfolio Review

Against a volatile geopolitical backdrop and with higher-beta, lower-quality securities dictating performance, the Fund’s results trailed the benchmark index on a relative basis due to more conservative stock selection. Also, bottom-up stock selection from China, South Korea and Taiwan detracted from results, particularly with respect to South Korean issues.

From a sector standpoint, a relative overweight allocation to materials contributed to performance, as did bottom-up stock selection in health care, particularly within the pharmaceuticals industry. Meanwhile, selections in the utilities sector offset results, as did a relative underweight and more conservative stock selection in financials. Country results were aided by stock picking in India alongside underweight allocations to Malaysia and the Philippines.

Outlook

The surprise news of Trump’s presidential victory resulted in a knee-jerk reaction from investors, causing a short-term sell off in emerging markets after the election in November. The asset class then rebounded heading into the new year as the original protectionist expectations of his Presidency moderated. Investors then focused on the potential for corporate tax reform, which could further fuel the global equity rally. Our expectation is that while emerging market volatility may increase, we believe that developed markets will be less of an impact. Instead, emerging market economies will be driven more by internal growth.

Our outlook for emerging market equities is favorable against the backdrop of continued attractive valuation, accelerating earnings growth expectations, ROE expansion and higher GDP growth. Emerging market balance sheets are stronger than previous years which should help counteract Fed rate hikes and any further strength in the US dollar. In addition, investors are still massively underweight emerging markets, where allocations are estimated to be near an eight-year low. We believe this is a potential silver lining as investors may reallocate to the asset class, which could translate to meaningful upside potential as we move through 2017.

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	0.22%	6.43%	1.75%	1.00%	8.29%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	–5.30%	0.58%	0.61%	0.43%	7.80%
AllianzGI Emerging Markets Opportunities Fund Class C	–0.11%	5.62%	1.00%	0.24%	7.47%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	–1.11%	4.62%	1.00%	0.24%	7.47%
AllianzGI Emerging Markets Opportunities Fund Class P	0.37%	6.66%	2.01%	1.27%	8.58%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	0.45%	6.84%	2.12%	1.39%	8.71%
AllianzGI Emerging Markets Opportunities Fund R6	0.44%	6.84%	2.17%	1.44%	8.76%
MSCI Emerging Markets Index	4.49%	11.19%	1.28%	1.84%	8.19%
Lipper Emerging Markets Fund Average	2.19%	8.77%	1.56%	1.31%	7.57%

* Cumulative return

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s gross expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares, 1.26% for Institutional Class and 1.21% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 1.46% for Class A shares, 2.21% for Class C shares, 1.21% for Class P shares, 1.11% for Institutional Class shares and 1.06% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

4	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Cumulative Returns Through December 31, 2016

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2016)

China	22.0%
Korea (Republic of)	19.2%
Taiwan	14.1%
Russian Federation	8.6%
Brazil	5.8%
India	5.6%
Hong Kong	4.0%
Thailand	3.8%
Other	13.4%
Cash & Equivalents — Net	3.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,002.20	$998.90	$1,003.70	$1,004.50	$1,004.40
Expenses Paid During Period	$7.42	$11.19	$6.16	$5.66	$5.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,017.75	$1,013.98	$1,019.00	$1,019.51	$1,019.76
Expenses Paid During Period	$7.46	$11.24	$6.19	$5.69	$5.43

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.47% for Class A, 2.22% for Class C, 1.22% for Class P, 1.12% for Institutional Class and 1.07% for R6 Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2016	5

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2016 through December 31, 2016, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2016, Class A Shares, at NAV, of the AllianzGI Focused Growth Fund (the “Fund”) returned 2.49%, and underperformed the Russell 1000 Growth Index (the “benchmark index”), which returned 5.64%.

Market Overview

Bookended by the Brexit vote and the US election outcome, the semi-annual reporting period was rife with political risk from start to finish. Despite fears of a market meltdown, US stocks were able to shrug off volatility and major market indices, including the S&P 500, Dow Jones Industrial Average (“Dow”) and NASDAQ, hit record highs by 2016 year-end. With a 5.64% return for the six-month reporting period, the benchmark index performed strongly on an absolute basis but underperformed relative to its value counterpart, the Russell 1000 Value Index, which returned 10.39%. With global economic growth prospects improving over the six-month reporting period, investors favored more valued-oriented sectors such as energy, materials and financials.

Portfolio Review

With a return of 2.49% for the six months ended December 31, 2016, the Fund didn’t share in the market’s strong capital appreciation to the extent of our benchmark index, this was largely due to the Funds decided growth tilt, even more so than the benchmark, during a period where more value-oriented names outperformed.

Further detracting from the Fund’s performance was stock selection in the technology and consumer discretionary sectors. Within the technology sector, higher growth companies such as Salesforce.com, Palo Alto Networks and Facebook underperformed after the US election. In our view, the fundamentals for these companies remain solid and the growth outlook is favorable, but investors moved assets to more cyclical areas within the sector such as semiconductors and technology hardware. In the consumer discretionary sector, our holdings in TJX companies, Newell Brands, and L Brands underperformed as investors grew concerned about the implications of potentially higher taxes on imports.

From a sector allocation perspective, an overweight in consumer staples, an underweight in technology, as well as our average cash position of 3.8% hurt relative performance. Conversely, an overweight in energy and financials, as well as having no exposure to the real estate sector helped relative performance.

On the positive side, stock selection in the financials and health care sectors contributed strongly to Fund performance. Many of our financials holdings delivered positive business results, and we believe they should benefit from higher interest rates and lower regulations under the new US presidential administration. In health care, avoiding stocks impacted by generic pricing pressures and owning stocks such as UnitedHealth Group, Celgene, and Biogen helped relative performance.

Outlook

While the US presidential election came to a surprising end in early November, we maintain a cautiously positive view on US equities. We anticipate higher volatility in the coming months given the uncertainty around many of the Trump administration’s policies. However, we should see a more business-friendly environment as Republicans now have the majority in both houses of Congress. While much remains to be seen from foreign trade deals to domestic regulations to tax policy, we believe the market will ultimately reward companies that deliver consistent growth and increase shareholder value over time.

As always, we are diligently evaluating investment opportunities and risk exposures, and we maintain our focus on identifying companies with strong fundamentals and secular growth opportunities. At the midway point in the 2017 fiscal year, we believe the Fund’s holdings have attractive long-term growth prospects, and we remain comfortable with our overall positioning despite short-term periods of volatility going forward.

6	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	2.49%	1.50%	14.66%	8.29%	10.81%
AllianzGI Focused Growth Fund Class A (adjusted)	–3.14%	–4.09%	13.37%	7.68%	10.62%
AllianzGI Focused Growth Fund Class C	2.11%	0.73%	13.80%	7.48%	9.98%
AllianzGI Focused Growth Fund Class C (adjusted)	1.13%	–0.25%	13.80%	7.48%	9.98%
AllianzGI Focused Growth Fund Class R	2.35%	1.26%	14.38%	8.02%	10.46%
AllianzGI Focused Growth Fund Class P	2.62%	1.76%	14.95%	8.58%	11.12%
AllianzGI Focused Growth Fund Institutional Class	2.65%	1.84%	15.06%	8.68%	11.23%
AllianzGI Focused Growth Fund R6	2.71%	1.92%	15.13%	8.74%	11.28%
AllianzGI Focused Growth Fund Administrative Class	2.55%	1.61%	14.78%	8.41%	10.94%
Russell 1000 Growth Index	5.64%	7.08%	14.50%	8.33%	10.52%
Lipper Large-Cap Growth Fund Average	4.41%	1.79%	13.03%	7.10%	8.76%

* Cumulative return

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class, 0.71% for Class R6 shares, and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least December 31, 2017. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.76% for Class C shares, 1.26% for Class R shares, 0.76% for Class P shares, 0.66% for Institutional Class shares, 0.61% for Class R6 shares, and 0.91% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2016)

Software	9.0%
Internet Software & Services	8.8%
Specialty Retail	8.2%
Biotechnology	6.9%
Beverages	6.7%
Internet & Catalog Retail	6.0%
Technology Hardware, Storage & Peripherals	5.5%
Aerospace & Defense	5.3%
Other	43.3%
Cash & Equivalents — Net	0.3%

Semiannual Report	| December 31, 2016	7

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,024.90	$1,021.10	$1,023.50	$1,026.20	$1,026.50	$1,027.10	$1,025.50
Expenses Paid During Period	$5.67	$9.48	$6.94	$4.39	$3.88	$3.63	$5.16

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,019.61	$1,015.83	$1,018.35	$1,020.87	$1,021.37	$1,021.63	$1,020.11
Expenses Paid During Period	$5.65	$9.45	$6.92	$4.38	$3.87	$3.62	$5.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class C, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class, 0.71% for Class R6 and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

8	December 31, 2016 |	Semiannual Report

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Semiannual Report	| December 31, 2016	9

Unaudited

AllianzGI Global Natural Resources Fund

For the period of July 1, 2016 through December 31, 2016, as provided by Paul Strand, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI Global Natural Resources Fund (the “Fund”) returned 10.16%, and outperformed the Custom Commodity Equity Benchmark, which returned 9.2%.

Market Overview

The 2017 fiscal year began with a shock by the British electorate and ended with an even greater shock by the American one. Despite fears of a market meltdown, global markets were able to shrug off volatility as major indices in the US, including the S&P 500, Dow and NASDAQ, hit record highs by 2016 year-end. Investors were buoyed by the global economy’s improving growth prospects and placed bets on previously beaten down sectors. After being among the worst performing sectors in recent years, energy and commodities were among the strongest performers for 2016 and helped drive the MSCI World Materials Index to a 10.48% total return for the six-month reporting period ended December 31, 2016.

Portfolio Review

With a total return of 10.16% for the reporting period, the Fund’s outperformance was driven by positive stock selection, primarily from energy and materials stocks. Oil and gas exploration and production (“E&P”) and the sand supplier positions contributed the most to performance. In general, the E&P stocks were boosted by the continued rebound in crude prices during the period, while sand suppliers benefitted from the pick-up in US land-based drilling. The largest detractor from performance was a natural gas-oriented E&P company that was impacted by concerns over weakening natural gas prices over the long-term. In addition, gold prices slid in the reporting period as interest rates moved higher with the prospect of the Fed raising interest rates.

Outlook

Our forecast for gradually improving crude prices over the course of the calendar year materialized. Over the longer term, we expect oil prices to normalize at least in the $55 to $65 range, which, in our opinion, is a level that is necessary to encourage additional investment in oil exploration and production to meet growing worldwide demand. Given our forecast for continued improvement in oil prices, we believe that our overweight in the energy sector should benefit our Fund holders in future quarters to come and represents the best relative growth opportunity in the portfolio. We have recently started shifting some of our energy exposure by taking some profits in our earlier-positioned E&P names and shifting that exposure into oil service, which may benefit from the recent, strong pick-up in land-based, US rig usage.

We continue to favor our diversified, thematic and opportunistic approach to investing in natural resource-related companies, and maintain our belief that over the long term the performance of the equities should outperform the underlying commodities. We believe risks to the Fund for the remainder of the fiscal year include a slowdown in the global economy, disruption to world bond markets and a sustained drop in commodity prices.

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	10.16%	24.02%	1.75%	1.34%	6.64%
AllianzGI Global Natural Resources Fund Class A (adjusted)	4.10%	17.20%	0.61%	0.76%	6.16%
AllianzGI Global Natural Resources Fund Class C	9.77%	23.08%	0.99%	0.59%	5.85%
AllianzGI Global Natural Resources Fund Class C (adjusted)	8.77%	22.08%	0.99%	0.59%	5.85%
AllianzGI Global Natural Resources Fund Class P	10.30%	24.36%	2.01%	1.61%	6.93%
AllianzGI Global Natural Resources Fund Institutional Class	10.26%	24.37%	2.09%	1.70%	7.03%
MSCI World Index	6.81%	7.51%	10.41%	3.83%	6.20%
Custom Commodity Equity Benchmark	9.20%	18.11%	3.38%	3.65%	8.15%
World Energy & Materials Composite	10.48%	24.85%	1.47%	1.70%	6.19%
Lipper Global Natural Resources Fund Average	8.69%	23.06%	–1.44%	–0.87%	5.19%

* Cumulative return

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s expense ratios are 1.44% for Class A shares, 2.19% for Class C shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

10	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Cumulative Returns Through December 31, 2016

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2016)

United States	64.1%
United Kingdom	8.9%
Canada	8.8%
Switzerland	5.7%
France	4.6%
Australia	3.5%
Brazil	2.1%
Germany	1.7%
Other	1.7%
Cash & Equivalents — Net	–1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,101.60	$1,097.70	$1,103.00	$1,102.60
Expenses Paid During Period	$7.52	$11.47	$6.20	$5.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,018.05	$1,014.27	$1,019.31	$1,019.81
Expenses Paid During Period	$7.22	$11.02	$5.96	$5.45

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Class A, 2.17% for Class C, 1.17% for Class P and 1.07% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| December 31, 2016	11

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2016 through December 31, 2016, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 4.25%, and underperformed the MSCI World Small-Cap Index (the “benchmark index”), which returned 10.18%.

Market Overview

The reporting period was bookended by two political events—the Brexit vote and the US election—whose shocking outcomes signaled stock market volatility which never really came to pass. Instead, investors were buoyed by improving global growth prospects as they bid equity prices higher and drove major market indices, including the S&P 500, Dow and NASDAQ, to record highs by 2016 year-end. Small-cap stocks in equity markets around the world participated in the reporting period’s strong capital appreciation and the benchmark index returned 10.18% for the six months ended December 31, 2016.

Portfolio review

During the latter half of the 2016 calendar year, there was a remarkable difference among market-cap segments within the benchmark index. Overall, the smallest of small-cap stocks—those with a market cap of $2 billion or less—had positive performance while many larger small-caps experienced significant declines. This bifurcation of the small-cap market kept the Fund from participating in the market’s strong gains as our strategy generally overweights the benchmark’s larger names on a consistent basis.

For the semi-annual reporting period, negative stock selection was a key driver of the Fund’s underperformance, with strong detractions coming from healthcare, information technology, and industrials. Conversely, stock selection in materials and utilities were the strongest contributors to relative performance, while sector allocation overall was positive.

The situation was similar from a country perspective, as negative stock selection, particularly in the US, was a significant detractor. Also, a meaningful negative relative return came from the portfolio’s Japanese stocks. Just as with the sector allocations, very few countries saw positive stock selection but overall country allocation was positive.

Over the reporting period, three of the top 10 detractors came from the industrials sector. In particular, Hoshizaki Corporation, a Japanese manufacturer of food service equipment, delivered negative performance, while the Japanese stock market in general performed well. On the positive side, MasTec Inc., a US-based provider of energy infrastructure and engineering, was the best performer on a relative basis in the portfolio.

Outlook

At the outset of what looks to be a very eventful 2017, one of the key risks that we will be monitoring over the coming months is the rise of populism. On the heels of the Brexit vote and the US presidential election, populist pressures are mounting throughout Europe which threatens to impact markets in 2017. Coming up in quick succession are critical elections in France, the Netherlands, Germany and Italy; each having the potential, in our view, to disrupt capital markets worldwide.

Another macro theme that we will be focusing on is the global transition from monetary policy dominance to fiscal policy dominance. In the US, we anticipate that the Fed will continue to raise interest rates at a slow and measured pace while other major central banks maintain accommodative policies. Against this backdrop, we believe that global small-cap stock valuations look increasingly attractive, with Price-Earnings ratios (“P/E ratios”) still well below historic highs. In this environment, the Fund’s regional investment teams will remain disciplined in targeting high-quality, organic growth stocks with the potential to generate strong, risk-adjusted returns and outperform over the long-term.

12	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	4.25%	1.32%	11.41%	4.07%	9.81%
AllianzGI Global Small-Cap Fund Class A (adjusted)	–1.48%	–4.25%	10.16%	3.48%	9.50%
AllianzGI Global Small-Cap Fund Class C	3.86%	0.58%	10.58%	3.30%	9.01%
AllianzGI Global Small-Cap Fund Class C (adjusted)	2.86%	–0.42%	10.58%	3.30%	9.01%
AllianzGI Global Small-Cap Fund Class P	4.36%	1.57%	11.69%	4.36%	10.13%
AllianzGI Global Small-Cap Fund Institutional Class	4.42%	1.67%	11.80%	4.45%	10.23%
MSCI World Small-Cap Index	10.18%	12.71%	12.24%	5.61%	7.86%
Lipper Global Small-/Mid-Cap Funds Average	8.97%	11.61%	10.83%	4.62%	8.10%

* Cumulative return

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2016)

United States	55.4%
Japan	13.1%
United Kingdom	4.7%
Sweden	3.5%
France	3.2%
Netherlands	2.2%
Australia	2.1%
Germany	1.8%
Other	11.2%
Cash & Equivalents — Net	2.8%

Semiannual Report	| December 31, 2016	13

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,042.50	$1,038.60	$1,043.60	$1,044.20
Expenses Paid During Period	$8.34	$12.18	$7.06	$6.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,017.04	$1,013.26	$1,018.30	$1,018.80
Expenses Paid During Period	$8.24	$12.03	$6.97	$6.46

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class C, 1.37% for Class P and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2016	15

Unaudited

AllianzGI Health Sciences Fund

For the period of July 1, 2016 through December 31, 2016, as provided by John Schroer, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI Health Sciences Fund (the “Fund”) returned -2.52%, and outperformed the MSCI World Healthcare Index (the “benchmark index”), which returned -5.29%.

Market Overview

While most market sectors were able to recover from the volatility caused by the reporting period’s significant political risk, healthcare was not among them. Beset by the prospects of a Hillary Clinton presidency on one side, who campaigned for price controls on medications and a Donald Trump presidency on the other side, who campaigned for the repeal of the Affordable Care Act (“Obamacare”), healthcare investors found little to cheer about during the period. For the six months ended December 31, 2016, healthcare was the worst performing sector in the S&P 500 Index, while the benchmark index returned -5.29% for the period.

Portfolio Review

Against broad declines in the healthcare sector during the period, the Fund was able to outperform the benchmark index primarily due to favorable stock selection in biotechnology and pharmaceuticals. Our focus continued to be on companies delivering innovative and profitable drug treatments and cost effective, productivity-enhancing medical solutions. These factors are driving solid long-term earnings growth and in our opinion attractive overall valuations for global healthcare stocks.

The largest contributors to performance were small and mid-cap biotechnology holdings. These companies benefitted from a variety of factors including positive pipeline progress, favorable earnings reports, rebounds from oversold conditions and potential M&A interest. A large-cap managed care company was also a large contributor. The stock benefitted from solid quarterly earnings reports, a mostly successful navigation of Obamacare, and pending M&A of other players in the industry.

The largest individual detractors to performance were centered on medical technology and bio-pharma positions. These medical technology names encountered either quarterly sales misses or diminished revenue outlooks. In addition, one of our pharmaceutical holdings missed a pivotal clinical trial endpoint and a biotechnology company was negatively impacted by deterioration in its core franchise outlook.

Outlook

The Fund entered 2017 with a relatively concentrated number of positions as our current portfolio strategy is to focus on our highest conviction ideas. This strategy is in response to the uncertain environment for healthcare in light of the new Trump administration. As of early January, the Fund is overweight biotechnology and underweight pharmaceuticals.

The bio-pharma sector continues to operate under intense scrutiny for excessive drug pricing post the election. At a press conference in early January, Trump cited the possibility for Medicare drug bidding, which is, in our minds, a possible form of price controls. We are surprised about Mr. Trump’s initial proposal. We believe the possible enactment of Medicare drug bidding would most likely have very serious negative consequences for the bio-pharma industry.

While it’s very early to presume the enactment of Medicare drug price bidding, the actual implementation of such a program would most likely involve several Congressional steps that could take some time. Against this backdrop, we believe we are positioned opportunistically with our current underweight in pharmaceuticals and overweight of biotechnology companies that demonstrate responsible drug pricing.

16	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	–2.52%	–7.99%	15.38%	9.61%	11.32%
AllianzGI Health Sciences Fund Class A (adjusted)	–7.88%	–13.05%	14.08%	8.99%	11.01%
AllianzGI Health Sciences Fund Class C	–2.90%	–8.69%	14.52%	8.80%	10.49%
AllianzGI Health Sciences Fund Class C (adjusted)	–3.87%	–9.60%	14.52%	8.80%	10.49%
AllianzGI Health Sciences Fund Institutional Class	–2.36%	–7.65%	15.78%	9.99%	11.74%
MSCI World Healthcare Index**	–5.29%	–6.81%	13.44%	7.41%	8.06%
MSCI World Index	6.81%	7.51%	10.41%	3.83%	5.72%
World Healthcare and Consumer Blended Index	–3.43%	–3.98%	13.13%	7.45%	5.91%
Lipper Health/Biotech Fund Average	0.02%	–10.27%	17.41%	10.96%	11.25%

* Cumulative return

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s expense ratios are 1.47% for Class A shares, 2.22% for Class C shares and 1.12% for Institutional Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

** Effective August 29, 2016, the MSCI World Health Care Index became the Fund’s primary benchmark and replaced both of the Fund’s prior benchmark indices. The MSCI World Health Care Index is a broad-based, sector-specific index, and AllianzGI U.S. believes that it is more representative of the Fund’s investment strategies and provides investors with a more useful point of comparison than the Fund’s prior primary benchmark, the MSCI World Index. Moreover, because the MSCI World Health Care Index is sector-specific, it eliminates the need for the World Healthcare & Consumer Blended Benchmark, a custom index that had served as the Fund’s secondary benchmark.

Industry/Sectors (as of December 31, 2016)

Biotechnology	36.8%
Pharmaceuticals	30.5%
Health Care Providers & Services	14.1%
Health Care Equipment & Supplies	12.4%
Food & Staples Retailing	2.2%
Life Sciences Tools & Services	0.9%
Diversified Consumer Services	0.5%
Cash & Equivalents — Net	2.6%

Semiannual Report	| December 31, 2016	17

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$974.80	$971.00	$976.40
Expenses Paid During Period	$7.27	$10.98	$5.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,017.85	$1,014.06	$1,019.61
Expenses Paid During Period	$7.43	$11.22	$5.65

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C and 1.11% for Institutional Class ), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2016	19

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2016 through December 31, 2016, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month reporting period ending December 31, 2016, the AllianzGI Income & Growth Fund Class A Shares, at NAV, returned 6.94%. During the same period, the S&P 500 Index gained 7.82% and the overall US bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 2.53%. The convertible universe returned 8.25%, as measured by the BofA Merrill Lynch All US Convertibles Index; and high-yield bonds, as measured by the BofA Merrill Lynch US High Yield Master II Index, rose 7.47%. Lastly, the Russell 1000 Growth Index increased 5.64%.

Market Overview

During the last half of 2016, US economic reports were largely positive, signaling ongoing economic growth and reinforcing favorable market conditions for all three asset classes—large-cap equities, high-yield bonds and convertibles—that the fund invests in.

Operating performance for most equity, convertible and high-yield issuers met or exceeded expectations and credit metrics showed further improvement. With net leverage ticking lower, interest coverage rising and earnings before interest, tax, depreciation and amortization (“EBITDA”) growing quarter-over-quarter, these statistics provided additional proof of the underlying fundamental strength of the convertible and high-yield bond markets as well as the large-cap equity space.

In addition to strong absolute returns, equities, convertible and high-yield bonds provided substantial diversification benefits, significantly outperforming core fixed-income and US Treasuries over the six-month reporting period. Additionally, the high-yield market responded positively to the Fed’s rate decision and commentary. On balance, a cautious Fed and a highly accommodative environment outside the US helped support the performance of risk assets over the period.

As markets moved toward year-end, the unexpected election of Donald Trump to the US presidency triggered a rotation into risk assets with investors fleeing safe-haven investments. It was clear that Trump’s pro-growth agenda caused an abrupt shift in sentiment. Investors suddenly anticipated a more favorable corporate earnings backdrop predicated on positive tax reform, decreased regulation, increased fiscal spending and less congressional gridlock.

In regard to energy- and materials-linked issuers, a more favorable economic backdrop, higher commodity prices and a continual improvement in industry dynamics were supportive. These issuers were among the top performing in 2016, due in part to their oversold conditions exiting 2015.

Portfolio Review

The Fund returned 6.94% for the six months ended December 31, 2016. During the period, the Fund was a natural beneficiary of the increased appetite for risk, both pre- and post-election, and was able to share in the strong capital appreciation across the three asset classes that compose the portfolio. In addition to providing a strong total return, the Fund also provided a high level of income over the six-month reporting period.

In the Fund’s equity sleeve, financials, industrials and consumer staples helped relative performance. Conversely, the information technology, health care and telecommunication services sectors hindered returns. The relative performance breakdown for the convertible sleeve was similar, with additional contribution from the energy and utilities sectors.

In the high-yield sleeve, industries that aided relative performance were energy, chemicals and diversified financial services. In contrast, aerospace/defense, theaters and entertainment and media content hampered relative performance. The covered call strategy during the period provided some capital gains for the portfolio, but with the depressed implied volatilities the magnitude of the premiums faced headwinds.

Outlook

Equity markets finished the year near all-time highs with volatility near all-time lows. In addition, interest rates moved higher on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Stress in select industries of the market has waned, and overall, balance sheets, leverage ratios and interest coverage ratios continue to support an investment in the high-yield and convertible asset classes.

The US economy is expected to expand at a moderate pace in 2017 and the equity market performance and steepness of the Treasury yield curve confirms this notion. Moreover, Trump’s agenda should, in our view, result in even stronger economic growth.

Regarding corporate health, profits are poised to trend higher in 2017 after accelerating into year-end. Additionally, the new administration’s policies could create the most favorable backdrop for corporate earnings in years.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward adjustments. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off and spread-widening in high-yield and convertibles.

20	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	6.94%	9.53%	8.39%	6.41%
AllianzGI Income & Growth Fund Class A (adjusted)	1.06%	3.50%	7.17%	5.80%
AllianzGI Income & Growth Fund Class C	6.61%	8.75%	7.57%	5.61%
AllianzGI Income & Growth Fund Class C (adjusted)	5.61%	7.76%	7.57%	5.61%
AllianzGI Income & Growth Fund Class R	6.80%	9.32%	8.10%	6.15%
AllianzGI Income & Growth Fund Class P	7.03%	9.73%	8.64%	6.68%
AllianzGI Income & Growth Fund Institutional Class	7.13%	9.84%	8.74%	6.78%
S&P 500 Index	7.82%	11.96%	14.66%	7.11%
Bloomberg Barclays U.S. Aggregate Bond Index	–2.53%	2.65%	2.23%	4.26%
Lipper Flexible Portfolio Fund Average	3.22%	7.00%	5.68%	3.98%

* Cumulative return

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.54% for Class R shares, 1.04% for Class P shares and 0.94% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2016)

Oil, Gas & Consumable Fuels	6.4%
Media	6.0%
Software	5.7%
Semiconductors	4.9%
Telecommunications	4.4%
Biotechnology	4.1%
Internet	3.7%
Pharmaceuticals	3.4%
Other	59.2%
Cash & Equivalents — Net (including Options Written)	2.2%

S&P Ratings* (as of December 31, 2016)

*	As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” or “NA”, respectively.

Semiannual Report	| December 31, 2016	21

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,069.40	$1,066.10	$1,068.00	$1,070.30	$1,071.30
Expenses Paid During Period	$6.73	$10.62	$8.03	$5.43	$4.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,018.70	$1,014.92	$1,017.44	$1,019.96	$1,020.47
Expenses Paid During Period	$6.56	$10.36	$7.83	$5.30	$4.79

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04% for Class C, 1.54% for Class R, 1.04% for Class P and 0.94% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2016	23

Unaudited

AllianzGI Mid-Cap Fund

For the period of July 1, 2016 through December 31, 2016, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI Mid-Cap Fund (the “Fund”) returned 5.54%, and outperformed the Russell Midcap Growth Index (the “benchmark index”), which returned 5.07%.

Market overview

The semi-annual reporting period began shortly after the Brexit vote and continued through the US presidential election amid the most heightened levels of political risk in decades. Despite fears of a market meltdown, US stocks were able to shrug off volatility. Major market indices, including the S&P 500, Dow and NASDAQ, each hit record highs by year-end.

Small- and mid-cap companies, which tend to be more exposed to the domestic economy, outperformed their larger-cap counterparts in the later part of the year on hopes that the new administration will enact measures aimed at boosting domestic growth. With global economic growth prospects improving over the six-months ended December 31, 2016, investors were attracted to those companies that offered the most capital-appreciation potential.

Portfolio review

Positive stock selection was the main driver of the Fund’s outperformance, with strong contributions coming from financials and consumer staples. Conversely, stock selection within consumer discretionary was the main detractor from relative returns. Sector allocation overall was slightly positive.

The top contributor to relative returns over the period was MGIC Investment Corporation (“MGIC”), which rebounded from its late June low and rallied strongly. MGIC is the oldest private mortgage insurer in the country. Mortgage insurance protects lenders from mortgage credit defaults and allows home buyers to purchase homes with down payments of less than 20%.

Despite weakness in the first half of 2016, we kept and rounded up our position because MGIC’s book showed an improving financial position with legacy, pre-crisis vintage losses declining. Management demonstrated cost control discipline, with an expense ratio among the lowest in the industry. The capital base was also strong. The company’s fundamental trends were rewarded with a sharp rebound over the period, and we took profits and exited the stock in November.

The top detractor from returns was Michaels Companies, the largest arts and crafts specialty retailer in North America. It owns and operates over 1,300 retail stores in 49 US states and in Canada, which provide materials, project ideas and education for creative activities. The stock fell gradually on concerns about competition from online retailers and the impact of long-term strategic investments, which we believe can benefit the company in future periods. Looking forward, we think Michaels Companies has acquisition synergies that are yet to be realized, including margin improvement potential.

Outlook

We view mid-cap companies as well-positioned to benefit from Trump’s proposals. For example, mid-caps may benefit more than large companies from lower corporate tax rates, as they have more of their total earnings generated from within the US, and therefore would be subject to the lower rates of taxation. Mid-cap companies also are generally less dependent on revenues from outside the US, especially from emerging markets, which could continue to face headwinds from a strong U.S. dollar.

In the latter half of 2016, value strongly outpaced growth and this may continue to be a headwind for a while from a sector standpoint, although the environment, with falling correlations, allows us ample opportunity to add value via individual stock selection. As always, we continue to focus on stock selection, seeking to invest in high-quality mid-cap companies with superior growth prospects that are attractively valued.

24	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	5.54%	6.80%	11.79%	7.18%	12.64%
AllianzGI Mid-Cap Fund Class A (adjusted)	–0.27%	0.92%	10.53%	6.57%	12.47%
AllianzGI Mid-Cap Fund Class C	5.01%	6.09%	10.93%	6.36%	11.87%
AllianzGI Mid-Cap Fund Class C (adjusted)	4.05%	5.12%	10.93%	6.36%	11.87%
AllianzGI Mid-Cap Fund Class R	5.61%	6.88%	11.56%	6.98%	12.46%
AllianzGI Mid-Cap Fund Class P	5.52%	6.94%	12.07%	7.47%	13.09%
AllianzGI Mid-Cap Fund Institutional Class	5.77%	7.19%	12.18%	7.57%	13.21%
AllianzGI Mid-Cap Fund Administrative Class	5.58%	7.08%	11.86%	7.31%	12.91%
Russell Midcap Growth Index	5.07%	7.33%	13.51%	7.83%	12.05%
Lipper Multi-Cap Growth Fund Average	4.99%	2.81%	12.49%	6.80%	9.90%
Lipper Mid-Cap Growth Fund Average	5.59%	5.90%	11.85%	6.80%	N/A

* Cumulative return

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of December 31, 2016 )

Software	7.9%
Specialty Retail	6.3%
IT Services	6.1%
Health Care Equipment & Supplies	5.6%
Semiconductors & Semiconductor Equipment	5.2%
Hotels, Restaurants & Leisure	4.6%
Pharmaceuticals	4.5%
Household Durables	4.5%
Other	55.3%
Cash & Equivalents — Net	0.0%	*

* Less than 0.05%

Semiannual Report	| December 31, 2016	25

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,055.40	$1,050.10	$1,056.10	$1,055.20	$1,057.70	$1,055.80
Expenses Paid During Period	$5.91	$9.77	$7.20	$4.61	$4.10	$5.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,019.46	$1,015.68	$1,018.20	$1,020.72	$1,021.22	$1,019.96
Expenses Paid During Period	$5.80	$9.60	$7.07	$4.53	$4.02	$5.30

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.89% for Class P, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2016	27

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period of July 1, 2016 through December 31, 2016, as provided by the NFJ Investment team.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI NFJ Dividend Value Fund (the “Fund”) delivered a double-digit gain of 11.16% and outperformed the Russell 1000 Value Index (the “benchmark index”), which returned 10.39%.

Market Overview

The reporting period began with a shock by the British electorate and ended with an even greater shock by the American one. Despite fears of a market meltdown, US stocks were able to shrug off volatility and major market indices, including the S&P 500, Dow and NASDAQ, each hit record highs by 2016 year-end. But perhaps the most welcome return over the six-month reporting period was the emergence of value stocks after years of playing runner-up to growth stocks. For the six months ended December 31, 2016, the benchmark index returned 10.39% vs. 5.64% for its counterpart Russell 1000 Growth Index. Helping to drive the value index’s performance was the cyclical turnaround of traditional value-oriented sectors such as energy, materials and financials, all of which were among top performers for the reporting period.

Portfolio Review

The Fund’s solid performance over the benchmark during the period was largely due to positive sector allocation. In the latter half of 2016, as investors rotated out of defensive stocks and into more cyclical names, the Fund’s underweights in the more defensive bond-proxy sectors of real estate and consumer staples contributed the most to performance. The lone detractor from an allocation standpoint was the Fund’s overweight in telecom services as the sector trailed the benchmark by a significant margin. Selection across the health care and materials sectors boosted relative returns, but gains were overwhelmed by holdings in the energy and information technology (“IT”) sectors, which failed to keep pace with the benchmark.

Outlook

Following a very brief initial sell off after the presidential election, the market rallied sharply, largely under the enthusiasm for Trump’s pro-growth agenda, particularly infrastructure spending and tax cuts. Investor reaction suggests that the economic stimulus baton could be passed from the monetary realm to the fiscal realm, which could help generate economic growth and inflation. More specifically, broad tax cuts should be positive for consumer spending, while corporate tax cuts could lead to more capital expenditures. Additionally, foreign cash repatriation could mean more capital investment or shareholder friendly actions from large US multinationals with a substantial amount of cash overseas.

If Congress enacts Trump’s planned agenda in its current form, investors may expect a reflationary environment, which has recently been a tailwind for value stocks. Within the Russell-style indices, the value-style indices have outperformed the growth-style indices in 2016 as value tends to outperform when inflation strengthens and GDP growth accelerates. Research firm FundStrat draws parallels between Trump’s proposed policies and the two longest bull markets in history. For example, the two secular bull markets—one during 1953-1974 and other during 1982-1999—were preceded by Eisenhower’s infrastructure spending plan and Regan’s tax cuts and de-regulation, respectively. Trump’s proposals for lower taxes and infrastructure expansion could resemble a combination of Reagan and Eisenhower policies. These policies have historically been positive for equities in general and value equities in particular.

28	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	11.16%	15.87%	11.22%	4.06%	7.78%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	5.05%	9.50%	9.96%	3.47%	7.41%
AllianzGI NFJ Dividend Value Fund Class C	10.74%	14.98%	10.38%	3.28%	6.97%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	9.74%	13.98%	10.38%	3.28%	6.97%
AllianzGI NFJ Dividend Value Fund Class R	11.00%	15.58%	10.93%	3.80%	7.51%
AllianzGI NFJ Dividend Value Fund Class P	11.30%	16.21%	11.49%	4.33%	8.10%
AllianzGI NFJ Dividend Value Fund Institutional Class	11.36%	16.26%	11.61%	4.43%	8.21%
AllianzGI NFJ Dividend Value Fund R6	11.34%	16.28%	11.65%	4.47%	8.26%
AllianzGI NFJ Dividend Value Fund Administrative Class	11.23%	16.01%	11.32%	4.17%	7.94%
Russell 1000 Value Index	10.39%	17.34%	14.80%	5.72%	6.80%
Lipper Equity Income Fund Average	7.05%	13.86%	11.53%	5.95%	6.32%

* Cumulative return

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Funds gross expense ratios are 1.08% for Class A shares, 1.83% for Class C shares, 1.33% for Class R shares, 0.83% for Class P shares, 0.73% for Institutional Class shares, 0.68% for R6 shares and 0.98% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 0.93% for Class A shares, 1.68% for Class C shares, 1.18% for Class R shares, 0.68% for Class P shares, 0.58% for Institutional Class shares, 0.53% for Class R6 shares and 0.83% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2016)

Banks	17.5%
Oil, Gas & Consumable Fuels	11.7%
Insurance	7.9%
Pharmaceuticals	5.0%
Aerospace & Defense	4.5%
Health Care Providers & Services	4.2%
Diversified Telecommunication Services	4.1%
Electric Utilities	3.7%
Other	41.0%
Cash & Equivalents — Net	0.4%

Semiannual Report	| December 31, 2016	29

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,111.60	$1,107.40	$1,110.00	$1,113.00	$1,113.60	$1,113.40	$1,112.30
Expenses Paid During Period	$5.48	$9.46	$6.81	$4.15	$3.62	$3.36	$4.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,020.01	$1,016.23	$1,018.75	$1,021.27	$1,021.78	$1,022.03	$1,020.52
Expenses Paid During Period	$5.24	$9.05	$6.51	$3.97	$3.47	$3.21	$4.74

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.03% for Class A, 1.78% for Class C, 1.28% for Class R, 0.78% for Class P, 0.68% for Institutional Class, 0.63% for Class R6 and 0.93% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2016	31

Unaudited

AllianzGI NFJ International Value Fund

For the period of July 1, 2016 through December 31, 2016, as provided by the NFJ Investment team.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI NFJ International Value Fund (the “Fund”) returned 1.73%, but failed to keep pace with the MSCI All Country World ex-USA Index (the “benchmark index”), which returned 5.57%.

Market Overview

Bookended by the Brexit vote and the US election outcome, the semi-annual reporting period was rife with political risk from start to finish. Despite fears of a market meltdown, global equities were resilient in shrugging off volatility and the benchmark index returned a solid 5.57% for the six months ended December 31, 2016. International equities, however, underperformed their US counterparts as the S&P 500 Index returned 7.82% on its way to hitting a record high. While just about all regions of the world delivered solid returns for the reporting period, those returns were dampened by the strong performance of the US dollar against major foreign currencies.

Portfolio Review

Relative performance results were due to negative stock selection which outweighed the impact of positive country allocations; the Fund’s sector allocations were effectively net neutral over the reporting period. Selection was strong in the consumer discretionary and financials sectors, but positive results were overwhelmed by poor selection across the utilities, industrials and materials sectors.

The Fund’s underweight exposures in consumer staples and real estate boosted performance results, while overweight positions in the telecom services and utilities sectors dampened relative returns during the reporting period. By country, selection was positive in Hong Kong, Australia and Russia, while stock picking across South Korea, China and Brazil detracted. Underweights in Switzerland, Denmark and India contributed to performance over the reporting period, while an underweight in Japan and an overweight in Israel hampered gains.

Outlook

The events of the past calendar year have ranged from the historic to the unanticipated. From Japan’s surprise rate cut into negative territory to British voters’ unexpected fervor to withdraw from the EU, few pollsters or market pundits anticipated many of the major geopolitical and macroeconomic outcomes of 2016. Uncertainty has roiled international markets of late and shows no signs of abatement. While 2017 augers further surprises and market volatility, compelling investment opportunities may also lie in the international equities space.

Valuation spreads between international and US equities, for example, are approaching multi-year highs. P/E ratios for European and US stocks were last this disparate in 2009, when the benchmark index posted a meteoric annual return of 42%. While the siren’s song of rising rates in the US called too many in 2016, the fundamentally-focused investor may keep an eye on the attractive valuations available overseas. At the close of 2016, the MSCI EAFE Index traded at 14.8x forward earnings versus a forward earnings multiple of 19.1x for the S&P 500 Index. Further, international equities offer higher dividend yields, with the MSCI EAFE offering a 3.1% yield at the end of 2016 versus a dividend of 2.2% for the S&P 500.

Given pervasive political and geopolitical uncertainties, NFJ views this as an environment that requires managers to be agile; it should favor active managers who can take advantage of major and revised policy announcements, rapid shifts in sentiment and the potential need to rotate toward value. NFJ’s process-driven approach to low valuation investing should stand to benefit in this type of environment, particularly if the green shoots we’ve seen for the value style persist in 2017. Conversely, in a volatile environment where market movements are anything but certain, dividends are always positive and can boost total return while removing some of the sting from capital losses if the market turns lower. By allocating to equities that offer attractive absolute and relative valuations, coupled with a healthy dividend yield, we believe investors are positioned to benefit from the uncertainty ahead.

32	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	1.73%	–6.60%	0.43%	–0.03%	8.39%
AllianzGI NFJ International Value Fund Class A (adjusted)	–3.86%	–11.74%	–0.70%	–0.59%	7.95%
AllianzGI NFJ International Value Fund Class C	1.37%	–7.28%	–0.32%	–0.78%	7.59%
AllianzGI NFJ International Value Fund Class C (adjusted)	0.37%	–8.19%	–0.32%	–0.78%	7.59%
AllianzGI NFJ International Value Fund Class R	1.57%	–6.80%	0.18%	–0.27%	8.14%
AllianzGI NFJ International Value Fund Class P	1.82%	–6.36%	0.67%	0.23%	8.68%
AllianzGI NFJ International Value Fund Institutional Class	1.89%	–6.23%	0.77%	0.33%	8.79%
AllianzGI NFJ International Value Fund R6	1.95%	–6.21%	0.82%	0.37%	8.84%
AllianzGI NFJ International Value Fund Administrative Class	1.77%	–6.54%	0.54%	0.08%	8.52%
MSCI All Country World ex-USA Index	5.57%	4.50%	5.00%	0.96%	7.87%
Lipper International Multi-Cap Value Funds Average	8.16%	3.13%	5.65%	–0.29%	6.63%

* Cumulative return

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s gross expense ratios are 1.33% for Class A shares, 2.08% for Class C shares, 1.58% for Class R shares, 1.08% for Class P shares, 0.98% for Institutional Class shares, 0.93% for Class R6 shares, and 1.23% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class C shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares, 0.86% for Class R6 shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2016)

United Kingdom	13.5%
France	10.8%
Japan	9.7%
Canada	7.8%
Australia	5.4%
Korea (Republic of)	4.8%
China	4.6%
Brazil	4.4%
Other	37.7%
Cash & Equivalents — Net	1.3%

Semiannual Report	| December 31, 2016	33

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,017.30	$1,013.70	$1,015.70	$1,018.20	$1,018.90	$1,019.50	$1,017.70
Expenses Paid During Period	$6.61	$10.41	$7.88	$5.34	$4.83	$4.58	$6.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,018.65	$1,014.87	$1,017.39	$1,019.91	$1,020.42	$1,020.67	$1,019.16
Expenses Paid During Period	$6.61	$10.41	$7.88	$5.35	$4.84	$4.58	$6.11

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.55% for Class R, 1.05% for Class P, 0.95% for Institutional Class , 0.90% for Class R6 and 1.20% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

34	December 31, 2016 |	Semiannual Report

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Semiannual Report	| December 31, 2016	35

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period of July 1, 2016 through December 31, 2016, as provided by the NFJ Investment team.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) delivered strong absolute and relative returns with a gain of 11.96%. The Fund outperformed its benchmark, the Russell Top 200 Value Index (the “benchmark index”), which returned 10.47%.

Market Overview

The semi-annual reporting period began shortly after the Brexit vote and continued through the US presidential election amid the most heighted levels of political risk in decades. Despite fears of a market meltdown, US stocks were able to shrug off volatility and major market indices, including the S&P 500, Dow and NASDAQ, all rose to record highs by 2016 year-end. But perhaps the most welcome return over the six-month reporting period was the emergence of value stocks after years of playing runner-up to growth. For the six months ended December 31, 2016, the benchmark index returned 10.39% vs. 5.64% for its counterpart Russell 1000 Growth Index. Driving performance in the value index was the cyclical turnaround of traditional value-oriented sectors such as energy, materials and financials, all of which were among top performers for the six-month period.

Portfolio Review

The Fund’s strong performance over the benchmark during the period was largely due to positive sector allocation and stock selection. In the latter half of 2016, as investors rotated out of defensive stocks and into more cyclical names, the financial and material sectors gained the most within the benchmark and returned 30% and 14%, respectively. In that market context, the Fund’s underweight in the consumer staples and health care sectors contributed the most to performance followed by an overweight in materials. The portfolio’s slight underweight to Financials detracted marginally. Selection across the Energy and Consumer Discretionary sectors outpaced benchmark returns while the portfolio’s composition in Materials and Real Estate failed to keep pace with benchmark shares. However, the Fund’s composition in materials and real estate failed to keep pace with the benchmark during the period.

Outlook

Following a very brief initial sell off after the presidential election, the market rallied sharply largely under the enthusiasm for Trump’s pro-growth agenda, particularly infrastructure spending and tax cuts. Investor reaction suggests that the economic stimulus baton could be passed from monetary policy to the fiscal policy, which could help generate economic growth and inflation. More specifically, broad tax cuts should be positive for consumer spending, while corporate tax cuts could lead to more capital expenditures. Additionally, foreign cash repatriation could mean more capital investment or shareholder friendly actions from large US multinationals with a substantial amount of cash overseas.

If Congress enacts Trump’s planned agenda in its current form, investors may expect a reflationary environment, which has recently been a tailwind for value stocks. Within the Russell-style indices, the value-style indices outperformed the growth-style indices in 2016 as value tends to outperform when inflation strengthens and GDP growth accelerates. Research firm FundStrat draws parallels between Trump’s proposed policies and the two longest bull markets in history. For example, the two secular bull markets—one during 1953-1974 and other during 1982-1999—were preceded by Eisenhower’s infrastructure spending plan and Regan’s tax cuts and de-regulation, respectively. Trump’s proposals for lower taxes and infrastructure expansion could resemble a combination of Reagan and Eisenhower policies. These policies have historically been positive for equities in general and value equities in particular.

36	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	11.96%	13.86%	12.43%	3.80%	7.16%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	5.81%	7.60%	11.17%	3.21%	6.80%
AllianzGI NFJ Large-Cap Value Fund Class C	11.59%	13.04%	11.60%	3.03%	6.37%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	10.59%	12.04%	11.60%	3.03%	6.37%
AllianzGI NFJ Large-Cap Value Fund Class R	11.81%	13.54%	12.15%	3.53%	6.92%
AllianzGI NFJ Large-Cap Value Fund Class P	12.13%	14.15%	12.72%	4.09%	7.50%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	12.22%	14.32%	12.84%	4.18%	7.60%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	12.04%	13.96%	12.54%	3.90%	7.32%
Russell Top 200 Value Index	10.47%	16.20%	14.40%	4.97%	5.29%
Lipper Large-Cap Value Fund Average	11.60%	14.64%	13.28%	5.02%	6.39%

* Cumulative return

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 1.21% for Class R shares, 0.71% for Class P shares, 0.61% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2016)

Banks	18.3%
Oil, Gas & Consumable Fuels	11.2%
Pharmaceuticals	7.3%
Insurance	6.2%
Industrial Conglomerates	4.0%
Diversified Telecommunication Services	3.8%
Health Care Providers & Services	3.1%
Semiconductors & Semiconductor Equipment	2.9%
Other	43.2%
Cash & Equivalents — Net	–0.0%	*

*	Less than (0.05)%

Semiannual Report	| December 31, 2016	37

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,119.60	$1,115.90	$1,118.10	$1,121.30	$1,122.20	$1,120.40
Expenses Paid During Period	$5.72	$9.71	$7.05	$4.38	$3.85	$5.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,019.81	$1,016.03	$1,018.55	$1,021.07	$1,021.58	$1,020.32
Expenses Paid During Period	$5.45	$9.25	$6.72	$4.18	$3.67	$4.94

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.07% for Class A, 1.82% for Class C, 1.32% for Class R, 0.82% for Class P, 0.72% for Institutional Class and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

38	December 31, 2016 |	Semiannual Report

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Semiannual Report	| December 31, 2016	39

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period of July 1, 2016 through December 31, 2016, as provided by the NFJ Investment team.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) generated strong, double-digit gains of 12.66% and decidedly outpaced its benchmark, the Russell Midcap Value Index (the “benchmark index”), which returned 10.22%.

Market Overview

The reporting period was bookended by two political events—the Brexit vote and the US election—whose shocking outcomes signaled stock market volatility which never really came to pass. Instead, investors were buoyed by improving economic growth prospects as they bid US equity prices higher and drove major market indices, including the S&P 500, Dow and NASDAQ, to all-time highs by 2016 year-end. But perhaps the most welcome return over the six-month reporting period was the emergence of value stocks after years of playing runner-up to growth. For the six months ended December 31, 2016, the benchmark index returned 10.22% vs. 5.07% for its counterpart Russell Midcap Growth Index. Driving performance in the value index was the cyclical turnaround of traditional value-oriented sectors such as energy, materials and financials, all of which were among top performers for the reporting period.

Portfolio Review

For the six months ended December 31, 2016, our strong performance results relative to the benchmark were due to positive sector allocation and stock selection. Selection was strong in the financials, consumer discretionary and industrials sectors. These positive results were only somewhat offset by poor selection across the energy and IT sectors. The Fund’s underweight exposures in real estate and utilities, as well as overweight positions in financials and industrials, boosted performance results. Conversely, an overweight in the health-care sector and underweight in the energy sector dampened relative returns during the six-month period.

Outlook

Following a very brief initial sell off after the presidential election, the market rallied sharply largely under the enthusiasm for Trump’s pro-growth agenda, particularly infrastructure spending and tax cuts. Investor reaction suggests that the economic stimulus baton could be passed from the monetary realm to the fiscal realm, which could help generate economic growth and inflation. More specifically, broad tax cuts should be positive for consumer spending, while corporate tax cuts could lead to more capex. Additionally, foreign cash repatriation could mean more capital investment or shareholder friendly actions from large US multinationals with a substantial amount of cash overseas.

If Congress enacts Trump’s planned agenda in its current form, investors may expect a reflationary environment, which has recently been a tailwind for value stocks. Within the Russell-style indices, the value-style indices have outperformed the growth-style indices in 2016 as value tends to outperform when inflation strengthens and GDP growth accelerates. Research firm FundStrat draws parallels between Trump’s proposed policies and the two longest bull markets in history. For example, the two secular bull markets—one during 1953-1974 and other during 1982-1999—were preceded by Eisenhower’s infrastructure spending plan and Regan’s tax cuts and de-regulation, respectively. Trump’s proposals for lower taxes and infrastructure expansion could resemble a combination of Reagan and Eisenhower policies. These policies have historically been positive for equities in general and value equities in particular.

40	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	12.66%	16.83%	13.24%	6.47%	11.16%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	6.47%	10.41%	11.96%	5.87%	10.94%
AllianzGI NFJ Mid-Cap Value Fund Class C	12.23%	15.97%	12.39%	5.68%	10.33%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	11.23%	14.97%	12.39%	5.68%	10.33%
AllianzGI NFJ Mid-Cap Value Fund Class R	12.51%	16.51%	12.94%	6.21%	10.81%
AllianzGI NFJ Mid-Cap Value Fund Class P	12.82%	17.15%	13.52%	6.76%	11.45%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	12.85%	17.24%	13.63%	6.86%	11.56%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	12.73%	16.92%	13.35%	6.59%	11.31%
Russell Midcap Value Index	10.22%	20.00%	15.70%	7.59%	12.01%
Lipper Multi-Cap Value Fund Average	11.98%	15.81%	13.36%	5.46%	7.62%

* Cumulative return

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of December 31, 2016)

Insurance	11.6%
Equity Real Estate Investment Trusts (REITs)	7.0%
Oil, Gas & Consumable Fuels	6.4%
Capital Markets	5.1%
Banks	5.0%
Electric Utilities	4.7%
Chemicals	4.7%
Aerospace & Defense	4.6%
Other	49.3%
Cash & Equivalents — Net	1.6%

Semiannual Report	| December 31, 2016	41

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,126.60	$1,122.30	$1,125.10	$1,128.20	$1,128.50	$1,127.30
Expenses Paid During Period	$6.49	$10.48	$7.82	$5.15	$4.61	$5.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,019.11	$1,015.32	$1,017.85	$1,020.37	$1,020.87	$1,019.61
Expenses Paid During Period	$6.16	$9.96	$7.43	$4.89	$4.38	$5.65

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class C, 1.46% for Class R, 0.96% for Class P, 0.86% for Institutional Class and 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Semiannual Report	| December 31, 2016	43

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period of July 1, 2016 through December 31, 2016, as provided by the NFJ Investment team.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) generated strong, double-digit gains of 18.24% but failed to keep pace with its benchmark, the Russell 2000 Value Index (the “benchmark index”), which returned 24.19%.

Market Overview

The reporting period began with a shock by British electorate and ended with an even greater shock by the American one. Despite fears of a market meltdown, US stocks were able to shrug off volatility and major market indices, including the S&P 500, Dow and NASDAQ, each hit record highs by 2016 year-end. But perhaps the most welcome return over the six-month reporting period was the emergence of value stocks after years of playing runner-up to growth. For the six months ended December 31, 2016, the benchmark index returned a remarkable 24.19% versus a respectable 13.12% for its counterpart, Russell 2000 Growth Index. Driving performance in the value index was the cyclical turnaround of traditional value-oriented sectors such as energy, materials and financials, all of which were among top performers for the six-month period.

Portfolio Review

With a return of 18.24% for the six-month reporting period, the Fund delivered strong absolute performance but failed to keep pace with the benchmark. In this regard the Fund was hampered by negative stock selection which outweighed the impact of positive sector allocations. Selection was strong in the consumer discretionary and telecom services sectors, but positive results were overwhelmed by poor selection across the materials, industrials and energy sectors. The Fund’s underweight exposures in utilities, real estate and consumer discretionary, as well as an overweight in materials, boosted performance results. Conversely, an underweight in the financials sector dampened relative returns during the reporting period.

Outlook

Following a very brief initial sell off after the presidential election, the market rallied sharply largely under the enthusiasm for Trump’s pro-growth agenda, particularly infrastructure spending and tax cuts. Investor reaction suggests that the economic stimulus baton could be passed from the monetary realm to the fiscal realm, which could help generate economic growth and inflation. More specifically, broad tax cuts should be positive for consumer spending, while corporate tax cuts could lead to more capital expenditures. Additionally, foreign cash repatriation could mean more capital investment or shareholder friendly actions from large US multinationals with a substantial amount of cash overseas.

If Congress enacts Trump’s planned agenda in its current form, investors may expect a reflationary environment, which has recently been a tailwind for value stocks. Within the Russell-style indices, the value-style indices have outperformed the growth-style indices in 2016 as value tends to outperform when inflation strengthens and GDP growth accelerates. Research firm FundStrat draws parallels between Trump’s proposed policies and the two longest bull markets in history. For example, the two secular bull markets—one during 1953-1974 and other during 1982-1999—were preceded by Eisenhower’s infrastructure spending plan and Regan’s tax cuts and de-regulation, respectively. Trump’s proposals for lower taxes and infrastructure expansion could resemble a combination of Reagan and Eisenhower policies. These policies have historically been positive for equities in general and value equities in particular.

44	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	18.24%	22.90%	10.69%	7.44%	11.49%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	11.73%	16.14%	9.45%	6.83%	11.24%
AllianzGI NFJ Small-Cap Value Fund Class C	17.78%	22.02%	9.87%	6.64%	10.66%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	16.78%	21.02%	9.87%	6.64%	10.66%
AllianzGI NFJ Small-Cap Value Fund Class R	18.12%	22.60%	10.43%	7.18%	11.17%
AllianzGI NFJ Small-Cap Value Fund Class P	18.38%	23.26%	10.98%	7.72%	11.82%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	18.50%	23.42%	11.14%	7.87%	11.94%
AllianzGI NFJ Small-Cap Value Fund R6	18.52%	23.51%	11.20%	7.93%	12.00%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	18.32%	23.18%	10.87%	7.61%	11.62%
Russell 2000 Value Index	24.19%	31.74%	15.07%	6.26%	11.56%
Lipper Small-Cap Value Fund Average	20.70%	26.78%	13.87%	6.76%	9.48%

* Cumulative return

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s gross expense ratios are 1.23% for Class A shares, 1.98% for Class C shares, 1.48% for Class R shares, 0.98% for Class P shares, 0.88% for Institutional Class shares, 0.83% for Class R6 shares and 1.13% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class C shares, 1.43% for Class R shares, 0.93% for Class P shares, 0.83% for Institutional Class shares, 0.78% for Class R6 shares and 1.08% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2016)

Banks	12.4%
Equity Real Estate Investment Trusts (REITs)	6.6%
Oil, Gas & Consumable Fuels	6.2%
IT Services	5.2%
Machinery	4.9%
Chemicals	4.8%
Insurance	4.6%
Commercial Services & Supplies	4.0%
Other	48.6%
Cash & Equivalents — Net	2.7%

Semiannual Report	| December 31, 2016	45

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,182.40	$1,177.80	$1,181.20	$1,183.80	$1,185.00	$1,185.20	$1,183.20
Expenses Paid During Period	$6.71	$10.81	$8.08	$5.34	$4.57	$4.30	$5.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,019.06	$1,015.27	$1,017.80	$1,020.32	$1,021.02	$1,021.27	$1,019.76
Expenses Paid During Period	$6.21	$10.01	$7.48	$4.94	$4.23	$3.97	$5.50

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 1.47% for Class R, 0.97% for Class P, 0.83% for Institutional Class , 0.78% for Class R6 and 1.08% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Semiannual Report	| December 31, 2016	47

Unaudited

AllianzGI Small-Cap Blend Fund

For the period of July 1, 2016 through December 31, 2016, as provided by Mark Roemer, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI Small-Cap Blend Fund (the “Fund”) returned 13.62%, and underperformed the Russell 2000 Index (the “benchmark index”), which returned 18.68%.

Market Overview

The reporting period was bookended by two political events—the Brexit vote and the US election—whose surprise outcomes signaled stock market volatility which never really came to pass. Instead, investors were buoyed by improving global economic growth prospects as they bid US equity prices higher and drove major market indices, including the S&P 500, Dow and NASDAQ, to all-time record highs by 2016 year-end. But perhaps the biggest beneficiary of all was the small-cap benchmark index, which also hit a record high and returned a remarkable 18.68% for the six months ended December 31, 2016. With global economic growth prospects improving, investors were attracted to those companies that offered the most potential for capital appreciation.

During the reporting period, pro-cyclical stocks were the best performers, led by gains greater than 30% in the financials and energy sectors, followed by materials and industrials. Meanwhile, utilities posted a modest decline amid concerns over a rising-rate environment.

Portfolio Review

The AllianzGI Small-Cap Blend Fund trailed the benchmark on a relative basis over the reporting period due to more conservative stock selection, with higher-beta, lower-quality securities in the benchmark dictating performance during the period. In addition, the Fund’s focus on core and growth segments of the market kept us from participating in the value-oriented rally during the latter half of 2016.

On a sector basis, results were aided by relative underweight allocation to real estate, followed by stock selection in industrials, primarily via construction and engineering and professional services industries. Conversely, financials was the primary laggard due to a meaningful underweight allocation and more conservative stock picking. Bottom-up selections in health care and energy sectors also offset performance during the semi-annual period.

Outlook

The surprise news of a Trump Presidential victory translated to renewed invigoration for US equities, particularly small-cap stocks. We believe the US economy is anticipated to expand at a moderated 2-3% pace in 2017, benefitting from a healthy labor market and stability in housing prices alongside positive consumer sentiment and business confidence. US monetary policy continues to be modestly accommodative with the Fed expected to take a measured approach toward adjustments. Although the Federal Open Market Committee (“FOMC”) projects three interest rate hikes in 2017, this estimation signals confidence in the US economy’s ability to grow. The wildcard in the equation is the fiscal and tax policies under the new Trump administration. This could, in our opinion, lead to an increase in volatility, particularly as market participants adjust to changing policies at the beginning of this year.

While US small-cap valuation levels have increased modestly due to the outperformance of the asset class advance, P/E ratios remain well below historical highs. In addition, the potential for a tax holiday under the new administration could lead to further growth than is currently being estimated by the market, which may translate to upside potential for US small-cap equities.

The Fund combines four unique small-cap strategies in one investment, including a small-cap core, small-cap growth, micro-cap and a managed volatility sleeve. We remain confident that the Fund will provide diversification benefits and may help reduce overall portfolio volatility through the combination of four separately managed small-cap portfolios.

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Small-Cap Blend Fund Class A	13.62%	15.07%	9.95%
AllianzGI Small-Cap Blend Fund Class A (adjusted)	7.37%	8.74%	8.19%
AllianzGI Small-Cap Blend Fund Class C	13.20%	14.24%	9.16%
AllianzGI Small-Cap Blend Fund Class C (adjusted)	12.20%	13.24%	9.16%
AllianzGI Small-Cap Blend Fund Class P	13.81%	15.39%	10.25%
AllianzGI Small-Cap Blend Fund Institutional Class	13.81%	15.46%	10.34%
Russell 2000 Index	18.68%	21.31%	10.96%
Lipper Small-Cap Core Fund Average	17.01%	20.56%	10.51%

* Cumulative return

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

48	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Cumulative Returns Through December 31, 2016

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of December 31, 2016)

Banks	7.7%
Oil, Gas & Consumable Fuels	7.3%
Health Care Equipment & Supplies	6.4%
Semiconductors & Semiconductor Equipment	5.4%
Electronic Equipment, Instruments & Components	4.7%
Commercial Services & Supplies	4.6%
Hotel, Restaurants & Leisure	3.8%
Thrifts & Mortgage Finance	3.8%
Other	55.8%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,136.20	$1,132.00	$1,138.10	$1,138.10
Expenses Paid During Period	$7.11	$11.12	$5.77	$5.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,018.55	$1,014.77	$1,019.81	$1,020.32
Expenses Paid During Period	$6.72	$10.51	$5.45	$4.94

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Class A, 2.07% for Class C, 1.07% for Class P, and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	| December 31, 2016	49

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2016 through December 31, 2016, as provided by Huachen Chen, CFA and Walter Price, CFA, Senior Portfolio Managers.

Fund Insights

For the six-month period ended December 31, 2016, Class A shares, at NAV, of the AllianzGI Technology Fund (the “Fund”) returned 8.26%, and underperformed the S&P North American Technology Sector Index (the “benchmark index”), which returned 13.29%.

Market Overview

Beset by persistent political risk throughout the six months ending December 31, 2016, the technology sector nevertheless prevailed and delivered strong performance as the NASDAQ returned 11.16% for the period. Buoyed by improving global economic growth prospects, investors bid technology stocks higher and drove the NASDAQ to all-time record highs by 2016 year-end. Unlike recent years, which saw big gains concentrated among the so-called FANG stocks (Facebook, Amazon, Netflix and Google), the six-month period experienced a technology rally that was more broad-based. Old-line technology names, such as IBM and Hewlett Packard, were among the sector’s biggest gainers for the period.

Portfolio Review

Despite the strong performance of the S&P North American Technology Sector Index during the period, the technology sector was actually a tale of two markets. On the one side, semiconductor and technology hardware stocks did well, but on the other side software and internet software and services stocks underperformed. The Fund, with its focus on capital appreciation, owns several higher-growth stocks in the software and internet software and services industries, which were key contributors to the Fund’s underperformance. We believe the decline in several internet and software stocks was largely driven by greater geopolitical uncertainty coupled with higher US interest rates.

Given the strong performance in cyclical/value segments within technology, the Fund’s traditional overweight in the high-growth segments negatively impacted relative returns. During the period, our positions in companies such as Criteo, Zendesk and ServiceNow hurt relative returns. But on the positive side, our positions in semiconductor companies such as Micron Technologies, Applied Materials and Lam Research helped relative performance as these companies are benefiting from tighter inventories, disciplined industry pricing and capital spending.

The core of our investment process is the identification of major themes impacting the technology sector and then investing in the primary beneficiaries/drivers of these trends. Over our 30 years of managing technology portfolios, we have identified numerous major trends. However, in some investment cycles, it takes longer for the market to fully appreciate the significance of new technology trends. We maintain our conviction in the core secular growth names in our portfolio, but we are also attentive to present market conditions.

Outlook

We believe the policy changes the Trump administration is proposing should be good for the economy and business, which should lead to higher economic growth. Already, investors are rotating assets out of some high valuation technology stocks and into industries with lower valuations perceived to benefit from Mr. Trump’s proposed policies. However, from a company-specific perspective, we believe fundamentals and growth opportunities for several high growth technology companies remain strong.

We continue to believe that the technology sector can provide some of the best absolute and relative return opportunities in the equity markets—especially for bottom-up stock pickers. Investors need to find companies that can generate organic growth by creating new markets or effecting significant change on old markets. We believe industries such as automobiles, advertising, security, retail and web services are all being shaped and transformed by advances in technology.

50	December 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	8.26%	4.37%	14.71%	9.19%	12.48%
AllianzGI Technology Fund Class A (adjusted)	2.31%	–1.37%	13.42%	8.57%	12.18%
AllianzGI Technology Fund Class C	7.83%	3.56%	13.85%	8.37%	11.64%
AllianzGI Technology Fund Class C (adjusted)	6.83%	2.59%	13.85%	8.37%	11.64%
AllianzGI Technology Fund Class P	8.40%	4.62%	14.99%	9.48%	12.86%
AllianzGI Technology Fund Institutional Class	8.45%	4.74%	15.11%	9.59%	12.97%
AllianzGI Technology Fund Administrative Class	8.32%	4.48%	14.82%	9.31%	12.69%
S&P North American Technology Sector Index	13.29%	13.56%	17.41%	10.42%	9.55%
NASDAQ Composite Index	11.16%	7.50%	15.62%	8.34%	8.08%
Lipper Global Science/Tech Funds Average	11.77%	9.36%	14.53%	9.33%	11.02%

* Cumulative return

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 54-56 for more information. The Fund’s gross expense ratios are 1.67% for Class A shares, 2.42% for Class C shares, 1.42% for Class P shares, 1.32% for Institutional Class shares and 1.57% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 1.52% for Class A shares, 2.27% for Class C shares, 1.27% for Class P shares, 1.17% for Institutional Class shares and 1.42% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through December 31, 2016

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of December 31, 2016)

Software	20.6%
Internet Software & Services	19.5%
IT Services	13.9%
Internet Software & Services	12.2%
Technology Hardware, Storage & Peripherals	10.8%
Internet & Catalog Retail	9.2%
Communications Equipment	4.3%
Electronic Equipment, Instruments & Components	2.8%
Other	2.7%
Securities Sold Short*	–1.1%
Cash & Equivalents — Net (including Options Purchased & Written )	5.1%

*	Table below details the industry/sectors allocation for securities sold short

Industry/Sectors - Securities Sold Short

Software	–0.5%
Exchange-Traded Funds	–0.5%
Communications Equipment	–0.1%
Electronic Equipment, Instruments & Components	–0.0%	**

**	Less than (0.05)%

Semiannual Report	| December 31, 2016	51

Unaudited

AllianzGI Technology Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,082.60	$1,078.30	$1,084.00	$1,084.50	$1,083.20
Expenses Paid During Period	$8.40	$12.31	$7.09	$6.57	$7.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/16)	$1,017.14	$1,013.36	$1,018.40	$1,018.90	$1,017.64
Expenses Paid During Period	$8.13	$11.93	$6.87	$6.36	$7.63

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.60% for Class A, 2.35% for Class C, 1.35% for Class P, 1.25% for Institutional Class and 1.50% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

52	December 31, 2016 |	Semiannual Report

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Unaudited

Important Information

Share Class (A/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (2/91) and AllianzGI Focused Growth (10/90). The oldest share class for AllianzGI Health Sciences was the D share class, and the A and C shares were first offered in 2/02. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap Blend, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

On November 13, 2015, all Class D shares of each Fund were converted into Class A shares of the same Fund.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap Blend, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ International Value (5/10), AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13) and AllianzGI NFJ Small-Cap Value (12/13). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns shown in the “Fund Summaries” section of this report measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser and Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required

54	December 31, 2016 |	Semiannual Report

by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Adviser and Sub-Adviser, as applicable, will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, NFJ Investment Group LLC, the sub-adviser to the applicable Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

Semiannual Report	| December 31, 2016	55

Unaudited

Important Information (cont’d)

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Ratings Summaries are unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

56	December 31, 2016 |	Semiannual Report

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description

Bloomberg Barclays US Aggregate Bond Index

The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index

The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index

The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US Dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities) and debt explicitly guaranteed by the US government.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield and Emerging Markets (EM) Hard Currency High Yield Indices.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch US High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CBOE Volatility Index (VIT)	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials Index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World ex-USA Index (Also known as MSCI ACWI ex-USA Index)	The MSCI All Country World Index (ACWI) ex-USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI ACWI ex-USA Value Index	The MSCI ACWI ex-USA Value Index captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 23 Emerging Markets. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

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Benchmark Descriptions (cont’d)

Index	Description
MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Healthcare Index	The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Materials Index	The MSCI World Materials Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is the market capitalization-weighted index, of approximately 3,000 common equities listed on the NASDAQ stock exchange.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks.

World Healthcare and Consumer Blended Index	The World Healthcare and Consumer Blended Index is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Benchmark Index represents the performance of a hypothetical index developed by the Adviser.

58	December 31, 2016 |	Semiannual Report

Schedule of Investments

December 31, 2016 (Unaudited)

AllianzGI Emerging Markets

Opportunities Fund

	Shares	Value
Common Stock—93.4%
Brazil—4.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (d)	244,865	$2,125,428
Equatorial Energia S.A.	43,400	724,089
Itau Unibanco Holding S.A. ADR	305,400	3,139,512
Porto Seguro S.A.	145,076	1,197,544
Qualicorp S.A.	143,400	846,679
Smiles S.A.	84,000	1,152,927

		9,186,179

China—22.0%
Agricultural Bank of China Ltd., Class H	5,048,000	2,060,174
Air China Ltd., Class H	1,176,000	747,034
China CITIC Bank Corp., Ltd., Class H	2,226,000	1,408,580
China Construction Bank Corp., Class H	3,127,000	2,394,750
China Merchants Bank Co., Ltd., Class H	1,253,500	2,923,336
China Petroleum & Chemical Corp., Class H	7,964,000	5,608,785
China Shenhua Energy Co., Ltd., Class H	2,361,500	4,414,149
China Vanke Co., Ltd., Class H	471,700	1,072,291
Great Wall Motor Co., Ltd., Class H	4,862,000	4,510,147
Industrial & Commercial Bank of China Ltd., Class H	17,452,000	10,405,441
NetEase, Inc. ADR	23,545	5,070,180
Sinopec Shanghai Petrochemical Co., Ltd., Class H	2,820,000	1,522,119
Skyworth Digital Holdings Ltd.	2,128,000	1,207,265
Tencent Holdings Ltd.	271,300	6,578,240

		49,922,491

Hong Kong—4.0%
CLP Holdings Ltd.	107,500	985,870
Link REIT	668,500	4,333,934
WH Group Ltd. (a)	3,436,500	2,770,151
Yue Yuen Industrial Holdings Ltd.	254,000	920,675

		9,010,630

India—5.6%
Apollo Tyres Ltd.	1,010,558	2,742,920
HCL Technologies Ltd.	114,689	1,391,867
Hindalco Industries Ltd.	1,386,341	3,132,603
Housing Development Finance Corp., Ltd.	62,668	1,161,129
LIC Housing Finance Ltd.	383,621	3,136,532
Sintex Industries Ltd.	1,008,344	1,109,597

		12,674,648

Indonesia—2.1%
Bank Rakyat Indonesia Persero Tbk PT	1,353,600	1,169,124
Telekomunikasi Indonesia Persero Tbk PT	12,393,700	3,646,128

		4,815,252

Korea (Republic of)—19.2%
Hyosung Corp.	27,463	3,301,344
Hyundai Mobis Co., Ltd.	6,083	1,328,059

	Shares	Value
KB Financial Group, Inc.	63,987	$2,261,265
Korea Electric Power Corp.	150,111	5,475,752
LG Uplus Corp.	477,981	4,530,253
Lotte Chemical Corp.	14,835	4,520,836
POSCO	34,724	7,372,415
Samsung Electronics Co., Ltd.	4,258	6,337,233
Shinhan Financial Group Co., Ltd.	75,354	2,825,862
SK Hynix, Inc.	150,045	5,521,068

		43,474,087

Russian Federation—7.2%
Lukoil PJSC ADR	113,721	6,382,023
Sberbank of Russia PJSC ADR	685,471	7,937,754
Severstal PJSC GDR	137,727	2,093,450

		16,413,227

South Africa—3.2%
AVI Ltd.	213,405	1,419,618
Standard Bank Group Ltd.	279,021	3,072,347
Vodacom Group Ltd.	253,586	2,809,338

		7,301,303

Taiwan—14.1%
Asustek Computer, Inc.	110,000	900,610
Cathay Financial Holding Co., Ltd.	2,050,000	3,047,563
Cheng Shin Rubber Industry Co., Ltd.	458,000	859,712
Formosa Chemicals & Fibre Corp.	455,000	1,355,054
Hon Hai Precision Industry Co., Ltd.	2,618,000	6,809,647
Powertech Technology, Inc.	835,000	2,240,718
Siliconware Precision Industries Co., Ltd.	785,635	1,165,341
Taiwan Semiconductor Manufacturing Co., Ltd.	2,646,000	14,820,917
Uni-President Enterprises Corp.	469,000	773,317

		31,972,879

Thailand—3.8%
PTT PCL (c)	752,800	7,793,814
Thai Union Group PCL NVDR	1,233,600	722,394

		8,516,208

Turkey—2.9%
Eregli Demir ve Celik Fabrikalari TAS	769,590	1,119,704
Tupras Turkiye Petrol Rafinerileri AS	178,856	3,583,985
Turkiye Garanti Bankasi AS	872,881	1,882,473

		6,586,162

United Kingdom—1.6%
British American Tobacco PLC	41,117	2,331,818
Mondi PLC	66,103	1,349,972

		3,681,790

United States—3.6%
Copa Holdings S.A., Class A	50,100	4,550,583
Lear Corp.	26,834	3,552,017

		8,102,600

Total Common Stock (cost—$195,325,005)		211,657,456

	Shares	Value
Preferred Stock—3.1%
Brazil—1.7%
Vale S.A.	562,900	$4,012,842

Russian Federation—1.4%
Surgutneftegas OJSC (c)	5,949,201	3,153,077

Total Preferred Stock (cost—$6,289,527)		7,165,919

	Principal Amount (000s)
Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $7,892,026; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $8,054,752 including accrued interest
(cost—$7,892,000)	$7,892	7,892,000

Total Investments (cost—$209,506,532) (b)—100.0%		226,715,375

Liabilities in excess of other assets—(0.0)%		(48,446)

Net Assets—100.0%		$226,666,929

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $171,605,919, representing 75.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $10,946,891, representing 4.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	59

Schedule of Investments

December 31, 2016 (Unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	18.3%
Oil, Gas & Consumable Fuels	13.7%
Semiconductors & Semiconductor Equipment	10.5%
Metals & Mining	7.8%
Internet Software & Services	5.1%
Chemicals	4.7%
Auto Components	3.8%
Diversified Telecommunication Services	3.6%
Technology Hardware, Storage & Peripherals	3.2%
Electric Utilities	3.2%
Electronic Equipment, Instruments & Components	3.0%
Food Products	2.5%
Airlines	2.3%
Automobiles	2.0%
Equity Real Estate Investment Trusts (REITs)	1.9%
Thrifts & Mortgage Finance	1.9%
Insurance	1.9%
Wireless Telecommunication Services	1.2%
Tobacco	1.0%
Water Utilities	0.9%
IT Services	0.6%
Paper & Forest Products	0.6%
Household Durables	0.5%
Media	0.5%
Building Products	0.5%
Real Estate Management & Development	0.5%
Textiles, Apparel & Luxury Goods	0.4%
Health Care Providers & Services	0.4%
Repurchase Agreements	3.5%
Liabilities in excess of other assets	(0.0)%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—99.7%
Aerospace & Defense—5.3%
Lockheed Martin Corp.	99,062	$24,759,556
United Technologies Corp.	181,415	19,886,713

		44,646,269

Auto Components—1.8%
Delphi Automotive PLC	223,985	15,085,390

Banks—4.1%
First Republic Bank	211,960	19,529,994
Signature Bank (a)	101,370	15,225,774

		34,755,768

Beverages—6.7%
Constellation Brands, Inc., Class A	151,668	23,252,221
Monster Beverage Corp. (a)	385,428	17,089,877
PepsiCo, Inc.	157,655	16,495,443

		56,837,541

Biotechnology—6.9%
AbbVie, Inc.	466,010	29,181,546
Biogen, Inc. (a)	51,885	14,713,548
Celgene Corp. (a)	127,660	14,776,645

		58,671,739

Capital Markets—1.6%
CME Group, Inc.	114,750	13,236,412

Communications Equipment—1.6%
Palo Alto Networks, Inc. (a)	109,920	13,745,496

Construction Materials—1.4%
Vulcan Materials Co.	97,750	12,233,413

Food & Staples Retailing—2.3%
Walgreens Boots Alliance, Inc.	232,745	19,261,976

Food Products—1.1%
Mondelez International, Inc., Class A	207,295	9,189,387

Health Care Equipment & Supplies—4.2%
Danaher Corp.	147,610	11,489,962
DexCom, Inc. (a)	130,435	7,786,970
Edwards Lifesciences Corp. (a)	173,624	16,268,569

		35,545,501

Health Care Providers & Services—4.6%
UnitedHealth Group, Inc.	242,695	38,840,908

Household Durables—1.5%
Newell Brands, Inc.	291,225	13,003,196

Internet & Catalog Retail—6.0%
Amazon.com, Inc. (a)	43,212	32,403,382
Expedia, Inc.	164,495	18,633,994

		51,037,376

Internet Software & Services—8.8%
Alphabet, Inc., Class A (a)	49,664	39,356,237
Facebook, Inc., Class A (a)	310,256	35,694,953

		75,051,190

IT Services—4.5%
Visa, Inc., Class A	491,090	38,314,842

Machinery—2.1%
Fortive Corp.	329,655	17,679,398

Media—1.3%
Time Warner, Inc.	116,280	11,224,508

	Shares	Value
Multi-line Retail—1.0%
Dollar Tree, Inc. (a)	110,675	$8,541,897

Oil, Gas & Consumable Fuels—3.4%
EOG Resources, Inc.	203,225	20,546,048
Range Resources Corp.	247,315	8,497,743

		29,043,791

Pharmaceuticals—1.4%
Allergan PLC (a)	57,070	11,985,271

Road & Rail—2.4%
Union Pacific Corp.	197,715	20,499,091

Semiconductors & Semiconductor Equipment—2.2%
Broadcom Ltd.	106,955	18,906,435

Software—9.0%
Microsoft Corp.	650,655	40,431,702
Mobileye NV (a)	344,285	13,124,144
Salesforce.com, Inc. (a)	333,000	22,797,180

		76,353,026

Specialty Retail—8.2%
Home Depot, Inc.	233,558	31,315,456
L Brands, Inc.	155,720	10,252,605
TJX Cos., Inc.	367,013	27,573,687

		69,141,748

Technology Hardware, Storage & Peripherals—5.5%
Apple, Inc.	402,575	46,626,236

Trading Companies & Distributors—0.8%
HD Supply Holdings, Inc. (a)	166,135	7,062,399

Total Common Stock (cost—$656,465,299)		846,520,204

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $3,156,011; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $3,219,863 including accrued interest
(cost—$3,156,000)	$3,156	3,156,000

Total Investments (cost—$659,621,299)—100.1%		849,676,204

Liabilities in excess of other assets—(0.1)%		(831,470)

Net Assets—100.0%		$848,844,734

Notes to Schedule of Investments:

(a) Non-income producing.

60	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

AllianzGI Global Natural Resources Fund

	Shares	Value
Common Stock—101.1%
Australia—3.5%
BHP Billiton Ltd.	69,692	$1,248,520

Brazil—2.1%
Vale S.A. ADR	97,915	746,112

Canada—8.8%
Agrium, Inc.	4,678	470,222
First Quantum Minerals Ltd.	72,235	718,234
Lundin Mining Corp. (c)	174,185	830,286
Suncor Energy, Inc.	20,094	657,004
Teck Resources Ltd., Class B	20,955	419,729

		3,095,475

Denmark—0.8%
Vestas Wind Systems A/S	4,533	293,578

France—4.6%
Arkema S.A.	6,855	670,081
Total S.A.	18,617	954,905

		1,624,986

Germany—1.7%
BASF SE	6,295	583,398

Spain—0.9%
Gamesa Corp. Tecnologica S.A.	14,860	300,435

Switzerland—5.7%
Glencore PLC (c)	243,910	824,143
Syngenta AG (c)	65	25,753
Syngenta AG	1,090	430,662
Weatherford International PLC (b)(c)	145,525	726,170

		2,006,728

United Kingdom—8.9%
BP PLC	147,505	923,887
Rio Tinto PLC	23,673	903,787
Royal Dutch Shell PLC, Class A	27,647	763,154
Royal Dutch Shell PLC, Class B	18,495	531,397

		3,122,225

United States—64.1%
Concho Resources, Inc. (b)(c)	11,780	1,562,028
Continental Resources, Inc. (c)	26,775	1,379,984
Devon Energy Corp.	7,695	351,431
Ecolab, Inc. (b)	2,945	345,213
EOG Resources, Inc.	15,815	1,598,896
Fairmount Santrol Holdings, Inc. (c)	51,970	612,726
Freeport-McMoRan, Inc. (c)	53,085	700,191
Halliburton Co. (b)	15,960	863,276
Laredo Petroleum, Inc. (b)(c)	42,395	599,465
Parsley Energy, Inc., Class A (c)	20,542	723,900
PDC Energy, Inc. (b)(c)	12,884	935,121
Pioneer Natural Resources Co.	8,788	1,582,455
Range Resources Corp. (b)	46,355	1,592,758
RPC, Inc.	13,680	271,001
Schlumberger Ltd.	10,620	891,549
SM Energy Co. (b)	47,665	1,643,489
Southwestern Energy Co. (c)	126,095	1,364,348
U.S. Silica Holdings, Inc.	37,865	2,146,188
Union Pacific Corp.	3,505	363,398
United States Steel Corp.	10,210	337,032
Valero Energy Corp.	9,365	639,817
Valvoline, Inc.	11,885	255,528
Vulcan Materials Co.	4,300	538,145
Whiting Petroleum Corp. (b)(c)	108,360	1,302,487

		22,600,426

Total Common Stock (cost—$30,526,563)		35,621,883

	Principal Amount (000s)	Value
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $330,001; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $341,346 including accrued interest
(cost—$330,000)	$330	$330,000

Total Investments (cost—$30,856,563) (a)—102.0%		35,951,883

Liabilities in excess of other assets—(2.0)%		(700,486)

Net Assets—100.0%		$35,251,397

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $8,427,947, representing 23.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no options written outstanding at December 31, 2016, however the Fund had securities segregated as collateral for any transactions in the future.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	54.3%
Metals & Mining	19.1%
Energy Equipment & Services	15.6%
Chemicals	7.9%
Electrical Equipment	1.7%
Construction Materials	1.5%
Road & Rail	1.0%
Repurchase Agreements	0.9%
Liabilities in excess of other assets	(2.0)%

100.0%

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—97.2%
Australia—2.1%
Adelaide Brighton Ltd.	85,917	$336,060
AMA Group Ltd.	8,289	5,883
Boral Ltd.	54,864	213,590
Challenger Ltd.	91,208	736,952
LendLease Group UNIT	38,100	400,376
Mantra Group Ltd.	274,457	607,920
McMillan Shakespeare Ltd.	69,435	543,694
OFX Group Ltd.	397,873	481,529
Santos Ltd.	179,114	515,962
Spotless Group Holdings Ltd.	991,127	706,489

		4,548,455

Austria—1.4%
ams AG	32,479	920,353
Schoeller-Bleckmann Oilfield Equipment AG	11,385	915,295
Wienerberger AG	67,852	1,178,146

		3,013,794

Bermuda—0.6%
Essent Group Ltd. (c)	42,529	1,376,664

China—1.1%
China Everbright International Ltd.	389,000	438,766
China State Construction International Holdings Ltd.	436,000	649,677
Nexteer Automotive Group Ltd.	843,000	998,198
Sunny Optical Technology Group Co., Ltd.	64,000	278,975

		2,365,616

Denmark—1.0%
Ambu A/S, Class B	24,564	984,809
SimCorp A/S	25,685	1,250,863

		2,235,672

Finland—1.6%
Amer Sports Oyj	39,772	1,055,407
Huhtamaki Oyj	31,561	1,169,674
Outotec Oyj (c)	215,809	1,128,397

		3,353,478

France—3.2%
APERAM S.A.	25,910	1,182,427
Euronext NV (a)	42,857	1,766,396
Korian S.A.	42,192	1,235,887
Nexity S.A. (c)	27,218	1,273,029
Sartorius Stedim Biotech	22,889	1,444,096

		6,901,835

Germany—1.8%
Aareal Bank AG	38,599	1,447,685
Bechtle AG	11,143	1,158,612
CANCOM SE	25,178	1,194,304

		3,800,601

Hong Kong—0.3%
Techtronic Industries Co., Ltd.	176,000	629,812

Ireland—0.8%
Kingspan Group PLC	60,079	1,631,648

Italy—1.1%
De’ Longhi SpA	50,925	1,208,808
Yoox Net-A-Porter Group SpA (c)	44,576	1,260,478

		2,469,286

Japan—13.1%
Aica Kogyo Co., Ltd.	40,600	1,068,798
Bandai Namco Holdings, Inc.	37,800	1,040,443

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	61

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Daicel Corp.	95,300	$1,047,733
Daifuku Co., Ltd.	109,800	2,332,679
Disco Corp.	11,900	1,438,722
Don Quijote Holdings Co., Ltd.	21,200	782,392
Fujitsu General Ltd.	87,000	1,837,541
Gunma Bank Ltd.	462,792	2,529,024
Hoshizaki Corp.	10,400	823,359
Kyudenko Corp.	34,800	932,581
Lion Corp.	47,000	770,394
MISUMI Group, Inc.	102,400	1,682,095
Mitsubishi Materials Corp.	36,200	1,107,257
Mitsubishi UFJ Lease & Finance Co., Ltd.	384,700	1,984,180
Morinaga Milk Industry Co., Ltd.	115,000	826,756
Pigeon Corp.	11,000	280,480
Ryohin Keikaku Co., Ltd.	5,000	978,666
Sanwa Holdings Corp.	97,100	923,515
Siix Corp.	10,100	340,263
Start Today Co., Ltd.	28,200	485,781
Teijin Ltd.	59,400	1,200,218
Temp Holdings Co., Ltd.	27,100	419,094
Ulvac, Inc.	52,300	1,596,605
Yamaha Motor Co., Ltd.	92,500	2,028,437

		28,457,013

Korea (Republic of)—0.5%
Dongbu Insurance Co., Ltd.	8,447	437,317
LIG Nex1 Co., Ltd.	9,123	607,390

		1,044,707

Netherlands—2.2%
Aalberts Industries NV	49,814	1,613,872
Flow Traders (a)	41,827	1,439,588
IMCD Group NV	37,553	1,600,577

		4,654,037

Philippines—0.3%
Cosco Capital, Inc.	3,349,900	572,484

Spain—0.6%
Melia Hotels International S.A.	109,385	1,273,405

Sweden—3.5%
AAK AB	20,646	1,357,656
Fastighets AB Balder, Class B (c)	50,765	1,024,210
Indutrade AB	76,353	1,530,202
JM AB	31,870	918,748
NetEnt AB (c)	159,439	1,226,952
Nibe Industrier AB, Class B	203,040	1,596,604

		7,654,372

Switzerland—1.4%
Georg Fischer AG	2,005	1,639,738
Interroll Holding AG	1,327	1,446,499

		3,086,237

Taiwan—0.5%
Ennoconn Corp.	25,113	318,543
Sinbon Electronics Co., Ltd.	275,793	599,936
Tung Thih Electronic Co., Ltd.	27,000	240,700

		1,159,179

United Kingdom—4.7%
ASOS PLC (c)	25,513	1,558,791
Auto Trader Group PLC (a)	240,793	1,210,592
Genus PLC	40,452	895,361
Inmarsat PLC	105,289	974,196
Intermediate Capital Group PLC	185,185	1,594,360
Senior PLC	569,333	1,361,536

	Shares	Value
Spectris PLC	42,597	$1,213,794
Tullow Oil PLC (c)	362,882	1,398,741

		10,207,371

United States—55.4%
ABIOMED, Inc. (c)	5,690	641,149
Air Transport Services Group, Inc. (c)	99,852	1,593,638
Alexandria Real Estate Equities, Inc. REIT	12,043	1,338,339
Ameris Bancorp	34,855	1,519,678
AMERISAFE, Inc.	22,463	1,400,568
AO Smith Corp.	31,914	1,511,128
Belden, Inc.	19,910	1,488,671
Berry Plastics Group, Inc. (c)	16,321	795,322
Bluebird Bio, Inc. (c)	7,078	436,713
Bright Horizons Family Solutions, Inc. (c)	20,174	1,412,583
Brown & Brown, Inc.	42,091	1,888,202
Callon Petroleum Co. (c)	36,618	562,819
Cantel Medical Corp.	10,215	804,431
Carlisle Cos., Inc.	16,651	1,836,439
Carter’s, Inc.	17,385	1,501,890
CenterState Banks, Inc.	57,306	1,442,392
Charles River Laboratories International, Inc. (c)	18,243	1,389,934
Colony Capital, Inc., Class A REIT	78,004	1,579,581
Cooper Cos., Inc.	3,998	699,370
Cooper-Standard Holdings, Inc. (c)	8,726	902,094
CoStar Group, Inc. (c)	6,627	1,249,123
Cynosure, Inc., Class A (c)	22,612	1,031,107
Dave & Buster’s Entertainment, Inc. (c)	29,003	1,632,869
Dick’s Sporting Goods, Inc.	21,584	1,146,110
Duluth Holdings, Inc., Class B (c)	27,507	698,678
Dycom Industries, Inc. (c)	10,528	845,293
Eagle Bancorp, Inc. (c)	33,394	2,035,364
Echo Global Logistics, Inc. (c)	51,905	1,300,220
Electronics For Imaging, Inc. (c)	27,223	1,194,001
Energen Corp. (c)	22,658	1,306,687
Equity LifeStyle Properties, Inc. REIT	16,786	1,210,271
Euronet Worldwide, Inc. (c)	12,274	889,006
Five9, Inc. (c)	74,104	1,051,536
Franklin Financial Network, Inc. (c)	30,236	1,265,377
Franklin Street Properties Corp. REIT	95,503	1,237,719
Gibraltar Industries, Inc. (c)	21,854	910,219
Gigamon, Inc. (c)	13,717	624,809
Granite Construction, Inc.	36,820	2,025,100
Hanover Insurance Group, Inc.	23,844	2,170,042
Harsco Corp.	123,449	1,678,906
HD Supply Holdings, Inc. (c)	54,551	2,318,963
Helix Energy Solutions Group, Inc. (c)	80,338	708,581
Hill-Rom Holdings, Inc.	19,137	1,074,351
Howard Hughes Corp. (c)	14,573	1,662,779
Huntsman Corp.	77,661	1,481,772
Ingredion, Inc.	7,524	940,199
Inphi Corp. (c)	15,303	682,820
Installed Building Products, Inc. (c)	20,407	842,809
Itron, Inc. (c)	23,435	1,472,890
j2 Global, Inc.	16,290	1,332,522
Jack in the Box, Inc.	10,416	1,162,842
John Bean Technologies Corp.	12,530	1,076,954

	Shares	Value
Kilroy Realty Corp. REIT	15,351	$1,124,000
Ligand Pharmaceuticals, Inc., Class B (c)	6,324	642,582
Lumentum Holdings, Inc. (c)	20,452	790,470
Macquarie Infrastructure Corp.	16,853	1,376,890
MasTec, Inc. (c)	54,330	2,078,123
MDU Resources Group, Inc.	72,831	2,095,348
Microsemi Corp. (c)	23,321	1,258,634
Middleby Corp. (c)	6,236	803,259
National Beverage Corp. (c)	10,234	522,753
National General Holdings Corp.	62,234	1,555,228
NVR, Inc. (c)	487	812,803
Oasis Petroleum, Inc. (c)	93,833	1,420,632
ON Semiconductor Corp. (c)	110,594	1,411,179
Owens-Illinois, Inc. (c)	62,235	1,083,511
Pandora Media, Inc. (c)	81,286	1,059,969
Penumbra, Inc. (c)	9,405	600,039
Pinnacle Foods, Inc.	26,636	1,423,694
Pool Corp.	21,190	2,210,965
PRA Health Sciences, Inc. (c)	21,135	1,164,961
PTC, Inc. (c)	37,248	1,723,465
Retail Opportunity Investments Corp.	63,322	1,337,994
Rogers Corp. (c)	14,245	1,094,158
Sabre Corp.	27,994	698,450
Sanchez Energy Corp. (c)	73,311	661,998
Seacoast Banking Corp. of Florida (c)	53,563	1,181,600
SLM Corp. (c)	118,537	1,306,278
SM Energy Co.	27,044	932,477
Spirit Realty Capital, Inc. REIT	117,352	1,274,443
Supernus Pharmaceuticals, Inc. (c)	30,466	769,267
Take-Two Interactive Software, Inc. (c)	26,313	1,296,968
Texas Roadhouse, Inc.	33,446	1,613,435
Titan International, Inc.	83,070	931,215
TiVo Corp. (c)	68,591	1,433,552
TransUnion (c)	43,553	1,347,094
Tyler Technologies, Inc. (c)	3,549	506,691
Ultimate Software Group, Inc. (c)	4,146	756,023
United States Steel Corp.	27,315	901,668
VCA, Inc. (c)	23,307	1,600,026
West Pharmaceutical Services, Inc.	24,430	2,072,397
Western Alliance Bancorp (c)	48,640	2,369,254
William Lyon Homes, Class A (c)	31,696	603,175
Wingstop, Inc.	31,947	945,312
XPO Logistics, Inc. (c)	26,776	1,155,652
Yelp, Inc. (c)	30,230	1,152,670
Zions Bancorporation	43,150	1,857,176

		119,962,338

Total Common Stock (cost—$180,792,733)		210,398,004

62	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—2.5%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $5,432,018; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $5,543,055 including accrued interest
(cost—$5,432,000)	$5,432	$5,432,000

Total Investments (cost—$186,224,733) (b)—99.7%		215,830,004

Other assets less liabilities—0.3%		677,411

Net Assets—100.0%		$216,507,415

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $82,306,771, representing 38.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	6.6%
Machinery	5.7%
Health Care Equipment & Supplies	4.3%
Internet Software & Services	3.8%
Construction & Engineering	3.5%
Building Products	3.5%
Software	3.5%
Equity Real Estate Investment Trusts (REITs)	3.5%
Insurance	3.4%
Semiconductors & Semiconductor Equipment	3.4%
Hotels, Restaurants & Leisure	3.3%
Trading Companies & Distributors	3.3%
Household Durables	3.2%
Oil, Gas & Consumable Fuels	3.1%
Electronic Equipment, Instruments & Components	3.0%
Capital Markets	2.2%
Food Products	2.1%
Real Estate Management & Development	2.0%
Air Freight & Logistics	1.9%
Internet & Catalog Retail	1.9%
IT Services	1.8%
Chemicals	1.7%
Diversified Financial Services	1.5%
Metals & Mining	1.5%
Containers & Packaging	1.4%
Health Care Providers & Services	1.3%
Thrifts & Mortgage Finance	1.3%
Life Sciences Tools & Services	1.2%
Professional Services	1.1%
Distributors	1.0%
Auto Components	1.0%
Leisure Equipment & Products	1.0%
Multi-Utilities	1.0%
Automobiles	0.9%
Biotechnology	0.9%
Aerospace & Defense	0.9%
Industrial Conglomerates	0.8%
Multi-line Retail	0.8%
Construction Materials	0.8%
Energy Equipment & Services	0.8%
Mortgage Real Estate Investment Trusts (REITs)	0.7%
Technology Hardware, Storage & Peripherals	0.7%
Textiles, Apparel & Luxury Goods	0.7%
Diversified Consumer Services	0.7%
Transportation Infrastructure	0.6%
Consumer Finance	0.6%
Specialty Retail	0.5%
Commercial Services & Supplies	0.5%
Household Products	0.5%
Diversified Telecommunication Services	0.5%
Communications Equipment	0.4%
Pharmaceuticals	0.4%
Food & Staples Retailing	0.3%
Beverages	0.2%
Repurchase Agreements	2.5%
Other assets less liabilities	0.3%

100.0%

AllianzGI Health Sciences Fund

	Shares	Value
Common Stock—97.4%
Biotechnology—36.8%
AbbVie, Inc.	154,306	$9,662,642
Actelion Ltd. (c)	2,840	613,748
Alexion Pharmaceuticals, Inc. (c)	6,580	805,063
Alkermes PLC (c)	13,705	761,724
Amgen, Inc.	26,780	3,915,504
Biogen, Inc. (c)	8,553	2,425,460
BioMarin Pharmaceutical, Inc. (c)	33,034	2,736,537
Celgene Corp. (b)(c)	63,715	7,375,011
Eagle Pharmaceuticals, Inc. (c)	22,507	1,785,705
Exelixis, Inc. (c)	92,165	1,374,180
Genmab A/S (c)	10,386	1,720,467
Gilead Sciences, Inc.	27,811	1,991,546
Incyte Corp. (c)	59,393	5,955,336
La Jolla Pharmaceutical Co. (c)	37,008	648,750
Neurocrine Biosciences, Inc. (c)	26,995	1,044,706
Regeneron Pharmaceuticals, Inc. (c)	7,575	2,780,707
Shire PLC	69,895	3,990,950
Shire PLC ADR	19,792	3,372,161
TESARO, Inc. (c)	8,000	1,075,840
Vertex Pharmaceuticals, Inc. (c)	40,220	2,963,007

		56,999,044

Diversified Consumer Services—0.5%
Service Corp. International	27,290	775,036

Food & Staples Retailing—2.2%
Walgreens Boots Alliance, Inc.	40,470	3,349,297

Health Care Equipment & Supplies—12.4%
Abbott Laboratories	49,893	1,916,390
ABIOMED, Inc. (c)	10,823	1,219,536
Baxter International, Inc.	17,376	770,452
Boston Scientific Corp. (c)	161,762	3,498,912
Edwards Lifesciences Corp. (c)	9,096	852,295
IDEXX Laboratories, Inc. (c)	6,555	768,705
Medtronic PLC	84,677	6,031,543
Teleflex, Inc.	7,175	1,156,251
Zimmer Biomet Holdings, Inc.	29,472	3,041,510

		19,255,594

Health Care Providers & Services—14.1%
Aetna, Inc.	38,095	4,724,161
HCA Holdings, Inc. (c)	25,216	1,866,488
Humana, Inc.	5,795	1,182,354
Laboratory Corp. of America Holdings (c)	16,171	2,076,033
UnitedHealth Group, Inc.	74,361	11,900,735

		21,749,771

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.	10,210	1,440,631

Pharmaceuticals—30.5%
Allergan PLC (c)	10,951	2,299,819
AstraZeneca PLC ADR	97,490	2,663,427
Bristol-Myers Squibb Co.	90,130	5,267,197
Catalent, Inc. (c)	55,608	1,499,192
Eli Lilly & Co.	19,440	1,429,812
Endo International PLC (c)	73,100	1,203,957
Johnson & Johnson (b)	107,827	12,422,749
Medicines Co. (c)	21,872	742,336

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	63

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Merck & Co., Inc.	105,537	$6,212,963
Mylan NV (c)	6,254	238,590
Novartis AG ADR	20,278	1,477,049
Novo Nordisk A/S, Class B	12,715	456,115
Perrigo Co. PLC	17,625	1,466,929
Pfizer, Inc.	263,054	8,543,994
Roche Holding AG	5,215	1,188,773

		47,112,902

Total Common Stock (cost—$145,212,578)		150,682,275

	Principal Amount (000s)
Repurchase Agreements—3.9%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $6,099,020; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $6,225,748 including accrued interest
(cost—$6,099,000)	$6,099	6,099,000

Total Investments (cost—$151,311,578) (a)—101.3%		156,781,275

Liabilities in excess of other assets—(1.3)%		(2,050,902)

Net Assets—100.0%		$154,730,373

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $7,970,053, representing 5.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short. There were no open securities sold short outstanding at December 31, 2016, however the Fund had securities segregated as collateral for any transactions in the future.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—34.5%
Advertising—0.0%
Affinion Group Holdings, Inc. Class A (b)(e)(h)(i) (acquisition cost—$1,422,157; purchased 11/9/15-11/12/15)	80,205	$1,177,409

Aerospace & Defense—1.2%
Boeing Co. (g)	163,200	25,406,976
United Technologies Corp.	99,147	10,868,494

		36,275,470

Apparel & Textiles—0.0%
Quiksilver, Inc. (b)(e)(i)	2,328	56,803

Auto Components—0.1%
Adient PLC (i)	37,038	2,170,427

Automobiles—0.8%
Fiat Chrysler Automobiles NV	1,129,182	10,298,140
Ford Motor Co.	1,199,700	14,552,361

		24,850,501

Banks—1.0%
Bank of America Corp. (g)	881,500	19,481,150
Wells Fargo & Co.	181,400	9,996,954

		29,478,104

Beverages—1.2%
Coca-Cola Co.	336,200	13,938,852
PepsiCo, Inc. (g)	193,600	20,256,368

		34,195,220

Biotechnology—2.6%
AbbVie, Inc.	365,700	22,900,134
Amgen, Inc.	151,300	22,121,573
Biogen, Inc. (i)	54,800	15,540,184
Gilead Sciences, Inc.	239,250	17,132,692

		77,694,583

Building Products—0.5%
Johnson Controls International PLC	370,382	15,256,035

Chemicals—0.6%
Monsanto Co.	179,600	18,895,716

Construction & Engineering—0.4%
Fluor Corp.	209,800	11,018,696

Diversified Telecommunication Services—0.6%
Intelsat S.A. (i)	121,250	323,738
Verizon Communications, Inc.	322,900	17,236,402

		17,560,140

Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp., Class A (g)	144,900	9,737,280
Corning, Inc. (g)	424,500	10,302,615

		20,039,895

Energy Equipment & Services—0.6%
National Oilwell Varco, Inc.	93,000	3,481,920
Schlumberger Ltd.	172,400	14,472,980

		17,954,900

Food & Staples Retailing—2.0%
Costco Wholesale Corp. (g)	111,600	17,868,276

	Shares	Value
Kroger Co.	472,000	$16,288,720
Walgreens Boots Alliance, Inc.	286,600	23,719,016

		57,876,012

Food Products—0.3%
Archer-Daniels-Midland Co.	159,650	7,288,023

Health Care Equipment & Supplies—0.5%
Baxter International, Inc.	300,200	13,310,868

Health Care Providers & Services—1.6%
HCA Holdings, Inc. (i)	77,209	5,715,010
Laboratory Corp. of America Holdings (i)	33,032	4,240,648
McKesson Corp.	114,300	16,053,435
UnitedHealth Group, Inc. (g)	137,300	21,973,492

		47,982,585

Hotels, Restaurants & Leisure—1.6%
McDonald’s Corp. (g)	167,000	20,327,240
MGM Resorts International (g)(i)	348,551	10,048,725
Starbucks Corp. (g)	325,600	18,077,312

		48,453,277

Household Durables—0.3%
Lennar Corp., Class A	170,434	7,316,732

Household Products—0.5%
Procter & Gamble Co.	191,500	16,101,320

Industrial Conglomerates—0.9%
3M Co. (g)	88,300	15,767,731
General Electric Co.	326,200	10,307,920

		26,075,651

Insurance—0.6%
Prudential Financial, Inc. (g)	173,600	18,064,816

Internet & Catalog Retail—0.9%
Amazon.com, Inc. (g)(i)	34,800	26,095,476

Internet Software & Services—2.2%
Alibaba Group Holding Ltd. ADR (i)	154,100	13,531,521
Alphabet, Inc., Class A (g)(i)	35,400	28,052,730
Facebook, Inc., Class A (g)(i)	217,000	24,965,850

		66,550,101

IT Services—1.1%
International Business Machines Corp.	92,200	15,304,278
Visa, Inc., Class A (g)	236,600	18,459,532

		33,763,810

Machinery—1.0%
AGCO Corp. (g)	208,700	12,075,382
Deere & Co. (g)	123,300	12,704,832
Joy Global, Inc.	166,700	4,667,600

		29,447,814

Media—1.8%
Comcast Corp., Class A (g)	382,500	26,411,625
LiveStyle, Inc. (b)(e)(i)	202,319	20
Postmedia Network Canada Corp. (b)(e)(i)	1,018,823	1,986,705
Walt Disney Co.	238,900	24,898,158

		53,296,508

64	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Metals & Mining—0.2%
ArcelorMittal (i)	541,834	$3,955,388
Freeport-McMoRan, Inc. (i)	113,100	1,491,789

		5,447,177

Multi-line Retail—0.7%
Target Corp.	299,900	21,661,777

Oil, Gas & Consumable Fuels—0.9%
Arch Coal, Inc., Class A (i)	1,858	145,017
Chesapeake Energy Corp. (i)	1,250,759	8,780,328
Cobalt International Energy, Inc. (i)	472,832	576,855
Hercules Offshore, Inc. (e)(i)	174,935	197,677
Occidental Petroleum Corp.	94,700	6,745,481
Valero Energy Corp.	165,000	11,272,800

		27,718,158

Pharmaceuticals—0.5%
Bristol-Myers Squibb Co.	242,700	14,183,388

Road & Rail—0.7%
Union Pacific Corp.	196,100	20,331,648

Semiconductors—0.0%
GT Advanced Technologies, Inc. (b)(e)(i)	463	10,552

Semiconductors & Semiconductor Equipment—1.9%
Intel Corp. (g)	665,900	24,152,193
QUALCOMM, Inc.	237,700	15,498,040
Texas Instruments, Inc. (g)	246,400	17,979,808

		57,630,041

Software—1.8%
Microsoft Corp.	515,500	32,033,170
Oracle Corp.	587,100	22,573,995

		54,607,165

Specialty Retail—0.9%
Home Depot, Inc. (g)	188,300	25,247,264

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.	308,150	35,689,933
Western Digital Corp.	1,953	132,706

		35,822,639

Trading Companies & Distributors—0.1%
WESCO International, Inc. (i)	54,455	3,623,980

Total Common Stock (cost—$1,210,854,032)		1,024,530,681

	Principal Amount (000s)
Corporate Bonds & Notes—32.6%
Advertising—0.1%
Affinion Group, Inc. (b),
7.875%, 12/15/18	$3,820	3,342,500

Aerospace & Defense—0.7%
Arconic, Inc.,
5.90%, 2/1/27	2,795	2,927,763
KLX, Inc. (a)(c),
5.875%, 12/1/22	8,435	8,719,681

	Principal Amount (000s)	Value
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	$3,263	$3,173,267
TransDigm, Inc.,
6.50%, 5/15/25	5,020	5,277,275

		20,097,986

Apparel & Textiles—0.0%
Quicksilver, Inc. (b)(d)(e),
10.00%, 8/1/20	1,000	—

Auto Components—0.6%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	5,265	5,455,593
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	9,276	9,310,785
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	1,850	1,914,750

		16,681,128

Auto Manufacturers—0.2%
Navistar International Corp.,
8.25%, 11/1/21	6,153	6,245,295

Building Materials—0.3%
Builders FirstSource, Inc. (a)(c),
5.625%, 9/1/24	7,415	7,479,881

Chemicals—1.1%
Chemours Co.,
6.625%, 5/15/23	7,000	6,965,000
7.00%, 5/15/25	7,520	7,444,800
Platform Specialty Products Corp. (a)(c),
6.50%, 2/1/22	7,445	7,538,062
Tronox Finance LLC (a)(c),
7.50%, 3/15/22	5,050	4,734,375
Univar USA, Inc. (a)(c),
6.75%, 7/15/23	4,665	4,839,938

		31,522,175

Coal—0.2%
CONSOL Energy, Inc.,
5.875%, 4/15/22	5,530	5,447,050

Commercial Services—1.5%
Cardtronics, Inc.,
5.125%, 8/1/22	3,105	3,143,813
Cenveo Corp. (a)(c),
6.00%, 8/1/19	3,060	2,746,350
6.00%, 5/15/24	8,116	7,284,110
8.50%, 9/15/22	1,520	1,064,000
Hertz Corp.,
5.50%, 10/15/24 (a)(c)	5,215	4,582,681
6.75%, 4/15/19	1,366	1,369,415
Monitronics International, Inc.,
9.125%, 4/1/20	6,450	6,111,375
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	3,027,263
7.00%, 2/15/22	5,500	5,555,000
United Rentals North America, Inc.,
5.50%, 7/15/25	7,835	8,089,637

		42,973,644

Computers—0.7%
Diamond 1 Finance Corp. (a)(c),
7.125%, 6/15/24	5,945	6,601,007
DynCorp International, Inc.,
11.875%, 11/30/20	687	642,626
Harland Clarke Holdings Corp. (a)(c),
9.25%, 3/1/21	7,620	6,734,175
9.75%, 8/1/18	4,190	4,289,512
Unisys Corp.,
6.25%, 8/15/17	1,636	1,658,495

		19,925,815

	Principal Amount (000s)	Value
Containers & Packaging—0.0%
Owens-Brockway Glass Container, Inc. (a)(c),
5.00%, 1/15/22	$725	$744,031

Distribution/Wholesale—0.4%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	6,015	6,360,862
HD Supply, Inc. (a)(c),
5.75%, 4/15/24	1,255	1,328,041
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,795	3,937,313

		11,626,216

Diversified Financial Services—1.6%
Affinion International Holdings Ltd. (a)(b)(c),
7.50%, 7/30/18	938	905,377
Ally Financial, Inc.,
5.75%, 11/20/25	4,280	4,285,350
8.00%, 3/15/20	2,995	3,399,325
Community Choice Financial, Inc.,
10.75%, 5/1/19	7,165	5,982,775
Energizer Holdings, Inc. (a)(c),
5.50%, 6/15/25	1,345	1,351,725
International Lease Finance Corp.,
8.75%, 3/15/17	4,035	4,092,515
Nationstar Mortgage LLC,
7.875%, 10/1/20	5,105	5,309,200
9.625%, 5/1/19	4,260	4,473,000
Navient Corp.,
6.625%, 7/26/21	820	869,200
7.25%, 9/25/23	3,575	3,682,250
8.45%, 6/15/18	3,920	4,233,600
Springleaf Finance Corp.,
6.90%, 12/15/17	3,530	3,689,909
8.25%, 10/1/23	4,360	4,578,000

		46,852,226

Electric Utilities—0.6%
Calpine Corp.,
5.75%, 1/15/25	6,140	5,955,800
7.875%, 1/15/23 (a)(c)	566	592,178
NRG Energy, Inc.,
6.25%, 5/1/24	7,748	7,651,150
Talen Energy Supply LLC,
6.50%, 6/1/25	3,365	2,616,287

		16,815,415

Electrical Equipment—0.1%
Anixter, Inc.,
5.125%, 10/1/21	1,470	1,536,150

Electronics—0.3%
Kemet Corp.,
10.50%, 5/1/18	10,015	10,008,741

Energy-Alternate Sources—0.1%
TerraForm Power Operating LLC (a)(c),
6.375%, 2/1/23	3,410	3,469,675

Engineering & Construction—0.3%
AECOM,
5.875%, 10/15/24	8,550	9,170,815

Entertainment—0.8%
Cedar Fair L.P.,
5.375%, 6/1/24	5,900	6,106,500
International Game Technology PLC (a)(c),
6.25%, 2/15/22	6,340	6,831,350
Scientific Games International, Inc.,
10.00%, 12/1/22	10,000	10,000,000

		22,937,850

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	65

Schedule of Investments

December 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Equity Real Estate Investment Trusts (REITs)—0.2%
Communications Sales & Leasing, Inc.,
8.25%, 10/15/23	$4,805	$5,117,325

Food & Beverage—0.5%
Albertsons Cos. LLC (a)(c),
6.625%, 6/15/24	2,250	2,351,250
Lamb Weston Holdings, Inc. (a)(c),
4.875%, 11/1/26	1,065	1,056,347
Post Holdings, Inc. (a)(c),
7.75%, 3/15/24	4,455	4,967,325
SUPERVALU, Inc.,
6.75%, 6/1/21	7,400	7,511,000

		15,885,922

Healthcare-Products—0.6%
Hologic, Inc. (a)(c),
5.25%, 7/15/22	3,635	3,839,469
Kinetic Concepts, Inc. (a)(c),
9.625%, 10/1/21	8,305	8,824,062
Teleflex, Inc.,
5.25%, 6/15/24	4,820	4,970,625

		17,634,156

Healthcare-Services—2.0%
Centene Corp.,
4.75%, 1/15/25	3,135	3,068,381
Community Health Systems, Inc.,
6.875%, 2/1/22	2,500	1,750,000
7.125%, 7/15/20	4,970	3,803,541
8.00%, 11/15/19	5,730	4,784,550
DaVita, Inc.,
5.125%, 7/15/24	6,860	6,855,713
Envision Healthcare Corp. (a)(c),
5.125%, 7/1/22	5,785	5,792,231
6.25%, 12/1/24	2,420	2,559,150
HCA, Inc.,
7.50%, 2/15/22	8,185	9,310,437
Kindred Healthcare, Inc.,
6.375%, 4/15/22	6,493	5,819,351
8.75%, 1/15/23	2,630	2,468,913
Select Medical Corp.,
6.375%, 6/1/21	4,550	4,572,750
Tenet Healthcare Corp.,
5.00%, 3/1/19	3,250	3,185,000
8.125%, 4/1/22	7,010	6,648,985

		60,619,002

Home Builders—1.1%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	2,810	2,866,200
8.75%, 3/15/22 (a)(c)	1,880	2,035,100
Brookfield Residential Properties, Inc. (a)(c),
6.125%, 7/1/22	5,000	5,050,000
6.50%, 12/15/20	8,735	8,975,212
CalAtlantic Group, Inc.,
5.875%, 11/15/24	2,295	2,340,900
8.375%, 5/15/18	4,650	5,068,500
KB Home,
8.00%, 3/15/20	5,535	6,116,175

		32,452,087

Household Products/Wares—0.1%
Spectrum Brands, Inc.,
5.75%, 7/15/25	3,165	3,299,513

Insurance—0.1%
CNO Financial Group, Inc.,
5.25%, 5/30/25	4,025	4,040,094

Internet—0.0%
Mood Media Corp. (a)(c),
9.25%, 10/15/20	1,910	1,241,500

	Principal Amount (000s)	Value
Internet & Catalog Retail—0.2%
Netflix, Inc.,
5.875%, 2/15/25	$4,655	$5,033,219

Iron/Steel—1.0%
AK Steel Corp.,
7.50%, 7/15/23	3,475	3,865,938
7.625%, 5/15/20	1,000	1,025,000
8.375%, 4/1/22	5,270	5,569,731
ArcelorMittal,
10.85%, 6/1/19	6,285	7,384,875
Steel Dynamics, Inc.,
5.50%, 10/1/24	1,270	1,349,375
United States Steel Corp. (a)(c),
8.375%, 7/1/21	8,060	8,930,722

		28,125,641

Leisure Time—0.2%
NCL Corp., Ltd. (a)(c),
5.25%, 11/15/19	5,615	5,795,803

Lodging—0.2%
MGM Resorts International,
6.625%, 12/15/21	500	560,000
Wynn Las Vegas LLC (a)(c),
5.50%, 3/1/25	4,495	4,470,278

		5,030,278

Machinery-Construction & Mining—0.2%
BlueLine Rental Finance Corp. (a)(c),
7.00%, 2/1/19	7,480	7,330,400

Machinery-Diversified—0.2%
Case New Holland Industrial, Inc.,
7.875%, 12/1/17	1,750	1,846,250
Zebra Technologies Corp.,
7.25%, 10/15/22	4,330	4,730,525

		6,576,775

Media—2.4%
Cablevision Systems Corp.,
8.00%, 4/15/20	6,250	6,875,000
8.625%, 9/15/17	4,020	4,185,825
CCO Holdings LLC,
5.50%, 5/1/26 (a)(c)	2,500	2,556,250
5.75%, 1/15/24	6,915	7,295,325
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	6,610	6,791,775
DISH DBS Corp.,
5.875%, 7/15/22	4,880	5,148,400
6.75%, 6/1/21	6,000	6,525,000
Gray Television, Inc. (a)(c), 5.875%, 7/15/26	7,430	7,392,850
LIN Television Corp., 5.875%, 11/15/22	6,210	6,349,725
LiveStyle, Inc. (a)(b)(c)(d), 9.625%, 2/1/19	7,628	76,280
McClatchy Co., 9.00%, 12/15/22	7,035	7,527,450
Mediacom Broadband LLC, 6.375%, 4/1/23	2,700	2,848,500
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	6,220	6,453,250

		70,025,630

Mining—0.6%
Alcoa Nederland Holding BV (a)(c),
6.75%, 9/30/24	4,205	4,572,938
7.00%, 9/30/26	950	1,042,625
Freeport-McMoRan, Inc., 3.875%, 3/15/23	6,250	5,765,625
HudBay Minerals, Inc. (a)(c),
7.25%, 1/15/23	1,020	1,058,250
7.625%, 1/15/25	3,530	3,677,836

	Principal Amount (000s)	Value
Joseph T. Ryerson & Son, Inc. (a)(c),
11.00%, 5/15/22	$1,500	$1,653,750

		17,771,024

Miscellaneous Manufacturing—0.2%
Gates Global LLC (a)(c), 6.00%, 7/15/22	1,260	1,238,580
Trinseo Materials Operating SCA (a)(c),
6.75%, 5/1/22	4,665	4,909,913

		6,148,493

Oil, Gas & Consumable Fuels—3.8%
BreitBurn Energy Partners L.P. (d),
7.875%, 4/15/22	1,870	1,337,050
8.625%, 10/15/20	5,475	3,887,250
Callon Petroleum Co. (a)(c),
6.125%, 10/1/24	3,280	3,394,800
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	9,925	8,461,062
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,735	1,787,050
Chesapeake Energy Corp.,
6.625%, 8/15/20	6,055	6,145,825
8.00%, 1/15/25 (a)(c)	2,465	2,523,544
Cobalt International Energy, Inc. (a)(c),
7.75%, 12/1/23	9,216	5,160,960
10.75%, 12/1/21	11,500	11,149,250
Continental Resources, Inc.,
5.00%, 9/15/22	3,285	3,328,165
CVR Refining LLC, 6.50%, 11/1/22	4,525	4,513,688
Energy XXI Gulf Coast, Inc. (d),
6.875%, 3/15/24	3,120	436,800
9.25%, 12/15/17	5,110	746,060
EP Energy LLC, 9.375%, 5/1/20	8,765	8,124,016
Laredo Petroleum, Inc., 7.375%, 5/1/22	2,490	2,592,713
Linn Energy LLC (d), 6.50%, 9/15/21	2,940	1,249,500
Oasis Petroleum, Inc., 6.875%, 3/15/22	5,705	5,876,150
Permian Resources LLC (a)(c),
7.375%, 11/1/21	5,000	4,262,500
Range Resources Corp., 4.875%, 5/15/25	7,750	7,546,562
Rice Energy, Inc., 6.25%, 5/1/22	8,045	8,306,462
Sanchez Energy Corp., 6.125%, 1/15/23	6,240	5,959,200
Sunoco L.P., 6.375%, 4/1/23	9,115	9,274,512
Ultra Petroleum Corp. (a)(c)(d),
6.125%, 10/1/24	1,210	1,143,450
Vanguard Natural Resources LLC,
7.875%, 4/1/20	7,305	4,236,900
Weatherford International Ltd.,
8.25%, 6/15/23	2,170	2,213,400

		113,656,869

Paper & Forest Products—0.2%
Mercer International, Inc., 7.75%, 12/1/22	6,880	7,258,400

Pharmaceuticals—0.8%
Endo Finance LLC (a)(c), 5.375%, 1/15/23	8,010	6,848,550
Horizon Pharma, Inc., 6.625%, 5/1/23	8,115	7,770,112
Valeant Pharmaceuticals International, Inc. (a)(c),
6.125%, 4/15/25	6,280	4,741,400
7.50%, 7/15/21	6,450	5,490,563

		24,850,625

66	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Pipelines—0.7%
Energy Transfer Equity L.P., 5.875%, 1/15/24	$5,259	$5,456,212
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	5,648	6,085,720
Tesoro Logistics L.P.,
6.125%, 10/15/21	2,715	2,857,538
6.25%, 10/15/22	4,800	5,112,000

		19,511,470

Real Estate—0.5%
Equinix, Inc., 5.375%, 1/1/22	3,855	4,067,025
iStar, Inc., 7.125%, 2/15/18	3,805	3,933,419
Kennedy-Wilson, Inc., 5.875%, 4/1/24	6,758	6,910,055

		14,910,499

Retail—0.9%
Conn’s, Inc., 7.25%, 7/15/22	7,620	6,705,600
Dollar Tree, Inc., 5.75%, 3/1/23	7,915	8,420,135
Neiman Marcus Group Ltd. LLC (a)(c),
8.00%, 10/15/21	6,810	5,090,475
Rite Aid Corp., 9.25%, 3/15/20	3,000	3,116,250
Sonic Automotive, Inc., 7.00%, 7/15/22	3,340	3,515,350

		26,847,810

Semiconductors—1.0%
Advanced Micro Devices, Inc.,
7.00%, 7/1/24	2,000	2,085,000
7.50%, 8/15/22	1,670	1,816,125
Amkor Technology, Inc., 6.375%, 10/1/22	6,010	6,287,962
Micron Technology, Inc., 5.875%, 2/15/22	6,400	6,696,000
Qorvo, Inc., 7.00%, 12/1/25	6,945	7,726,312
Sensata Technologies BV (a)(c),
5.625%, 11/1/24	5,810	6,078,713

		30,690,112

Software—1.3%
Activision Blizzard, Inc. (a)(c),
6.125%, 9/15/23	3,770	4,126,469
Camelot Finance S.A. (a)(c),
7.875%, 10/15/24	4,550	4,720,625
First Data Corp. (a)(c), 7.00%, 12/1/23	7,115	7,595,262
j2 Cloud Services, Inc., 8.00%, 8/1/20	5,380	5,598,563
MSCI, Inc. (a)(c), 5.25%, 11/15/24	5,620	5,915,050
Open Text Corp. (a)(c), 5.625%, 1/15/23	6,695	7,013,012
SS&C Technologies Holdings, Inc.,
5.875%, 7/15/23	4,375	4,555,469

		39,524,450

Specialty Retail—0.1%
L Brands, Inc., 6.875%, 11/1/35	3,190	3,269,750

Telecommunications—3.6%
CenturyLink, Inc., 6.75%, 12/1/23	2,000	2,052,500
Cincinnati Bell, Inc. (a)(c), 7.00%, 7/15/24	4,110	4,356,600
CommScope Technologies Finance LLC (a)(c),
6.00%, 6/15/25	5,170	5,506,050

	Principal Amount (000s)	Value
Consolidated Communications, Inc.,
6.50%, 10/1/22	$7,940	$7,920,150
EarthLink Holdings Corp.,
7.375%, 6/1/20	7,960	8,417,700
8.875%, 5/15/19	1,114	1,141,293
Frontier Communications Corp.,
10.50%, 9/15/22	9,315	9,827,791
GTT Escrow Corp. (a)(c), 7.875%, 12/31/24	2,530	2,656,500
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	8,640	9,514,800
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	3,500	2,375,800
7.25%, 4/1/19	5,005	4,229,225
Level 3 Financing, Inc., 5.375%, 5/1/25	5,765	5,894,712
Sprint Communications, Inc.,
6.00%, 11/15/22	3,925	3,964,250
8.375%, 8/15/17	4,250	4,414,687
11.50%, 11/15/21	4,360	5,373,700
Sprint Corp., 7.125%, 6/15/24	2,250	2,323,125
T-Mobile USA, Inc.,
6.625%, 11/15/20	3,205	3,281,119
6.625%, 4/1/23	4,000	4,250,000
6.836%, 4/28/23	6,405	6,877,369
West Corp. (a)(c), 5.375%, 7/15/22	7,935	7,696,950
Windstream Services LLC,
7.50%, 6/1/22	3,475	3,422,875
7.50%, 4/1/23	2,125	2,055,938

		107,553,134

Transportation—0.3%
Erickson, Inc. (d), 8.25%, 5/1/20	9,346	2,733,705
XPO Logistics, Inc. (a)(c),
6.125%, 9/1/23	2,045	2,144,694
6.50%, 6/15/22	4,245	4,473,168

		9,351,567

Total Corporate Bonds & Notes (cost—$1,009,228,354)		966,428,141

Convertible Bonds—23.4%
Apparel & Textiles—0.1%
Iconix Brand Group, Inc., 1.50%, 3/15/18	4,185	3,954,825

Auto Manufacturers—0.8%
Tesla Motors, Inc.,
0.25%, 3/1/19	10,280	9,586,100
1.25%, 3/1/21	14,665	12,767,716
1.50%, 6/1/18	1,245	2,167,856

		24,521,672

Biotechnology—1.5%
Aegerion Pharmaceuticals, Inc.,
2.00%, 8/15/19	5,500	3,973,750
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	7,730	8,681,756
1.50%, 10/15/20	1,000	1,176,875
Illumina, Inc., 0.50%, 6/15/21	7,500	7,223,437
Incyte Corp., 0.375%, 11/15/18	4,505	9,032,525
Innoviva, Inc., 2.125%, 1/15/23	1,360	1,159,400
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	4,000	3,585,000
Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	4,495	4,542,759

	Principal Amount (000s)	Value
Medicines Co.,
1.375%, 6/1/17	$2,895	$3,834,066
2.75%, 7/15/23 (a)(c)	2,715	2,625,066

		45,834,634

Building Materials—0.3%
Cemex S.A.B de C.V., 3.75%, 3/15/18	7,905	8,907,947

Commercial Services—0.4%
Huron Consulting Group, Inc.,
1.25%, 10/1/19	7,480	7,344,425
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	3,410	3,450,494

		10,794,919

Communications Equipment—0.2%
Brocade Communications Systems, Inc.,
1.375%, 1/1/20	4,450	4,480,594

Diversified Financial Services—0.5%
Blackhawk Network Holdings, Inc. (a)(c),
1.50%, 1/15/22	7,350	7,570,500
Encore Capital Group, Inc., 2.875%, 3/15/21	6,960	6,116,100

		13,686,600

Electric Utilities—0.1%
NRG Yield, Inc. (a)(c), 3.25%, 6/1/20	4,420	4,265,300

Energy-Alternate Sources—0.3%
SolarCity Corp., 1.625%, 11/1/19	10,475	8,897,203
SunEdison, Inc. (a)(c)(d),
0.25%, 1/15/20	9,565	286,950
2.625%, 6/1/23	11,270	338,100
3.375%, 6/1/25	4,565	136,950

		9,659,203

Engineering & Construction—0.2%
Dycom Industries, Inc., 0.75%, 9/15/21	6,175	6,769,344

Equity Real Estate Investment Trusts (REITs)—0.5%
Extra Space Storage L.P. (a)(c),
3.125%, 10/1/35	6,025	6,439,219
Spirit Realty Capital, Inc.,
3.75%, 5/15/21	930	978,830
Starwood Property Trust, Inc.,
4.55%, 3/1/18	5,510	6,030,006

		13,448,055

Health Care Equipment & Supplies—0.8%
NuVasive, Inc. (a)(c), 2.25%, 3/15/21	8,360	10,653,775
Wright Medical Group, Inc.,
2.00%, 2/15/20	13,245	13,865,859

		24,519,634

Health Care Providers & Services—0.1%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	3,435	3,355,566

Healthcare-Products—0.5%
Hologic, Inc.,
zero coupon, 12/15/43	7,495	9,204,797
2.00%, 3/1/42	2,875	3,906,406
Wright Medical Group NV (a)(c),
2.25%, 11/15/21	460	575,863

		13,687,066

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	67

Schedule of Investments

December 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Healthcare-Services—0.5%
Anthem, Inc., 2.75%, 10/15/42	$605	$1,206,975
Molina Healthcare, Inc.,
1.125%, 1/15/20	6,920	9,951,825
1.625%, 8/15/44	2,665	3,043,097

		14,201,897

Home Builders—0.4%
CalAtlantic Group, Inc.,
0.25%, 6/1/19	1,705	1,596,306
1.625%, 5/15/18	2,875	3,453,594
KB Home, 1.375%, 2/1/19	5,375	5,257,422

		10,307,322

Hotels, Restaurants & Leisure—0.0%
Credit Suisse AG (MGM Resorts International) (k),
zero coupon, 11/19/20	1,000	978,300

Insurance—0.5%
MGIC Investment Corp., 5.00%, 5/1/17	4,810	4,921,231
Radian Group, Inc., 2.25%, 3/1/19	5,900	9,731,313

		14,652,544

Internet—3.7%
Ctrip.com International Ltd.,
1.00%, 7/1/20	2,440	2,516,250
1.25%, 9/15/22 (a)(c)	5,000	4,837,500
FireEye, Inc.,
1.00%, 6/1/35	4,035	3,747,506
1.625%, 6/1/35	4,650	4,211,156
Priceline Group, Inc., 0.35%, 6/15/20	18,290	23,376,906
Twitter, Inc.,
0.25%, 9/15/19	4,500	4,230,000
1.00%, 9/15/21	9,690	8,963,250
VeriSign, Inc., 4.485%, 8/15/37	6,075	13,551,047
Vipshop Holdings Ltd., 1.50%, 3/15/19	6,865	6,873,581
Web.com Group, Inc., 1.00%, 8/15/18	3,700	3,577,438
WebMD Health Corp. (a)(c),
2.625%, 6/15/23	12,620	11,894,350
Yahoo!, Inc.,
zero coupon, 12/1/18	14,765	14,663,491
YY, Inc., 2.25%, 4/1/19	3,990	3,935,137
Zillow Group, Inc. (a)(c), 2.00%, 12/1/21	3,180	3,281,363

		109,658,975

Iron/Steel—0.2%
Allegheny Technologies, Inc.,
4.75%, 7/1/22	3,500	4,694,375

Machinery-Diversified—0.1%
Chart Industries, Inc., 2.00%, 8/1/18	3,165	3,109,612

Media—1.2%
DISH Network Corp. (a)(c), 3.375%, 8/15/26	12,165	13,906,116
Liberty Interactive LLC (a)(c),
1.75%, 9/30/46	7,175	7,749,000
Liberty Media Corp.,
1.375%, 10/15/23	11,575	12,486,531
2.25%, 9/30/46 (a)(c)	2,580	2,731,575

		36,873,222

Metal Fabricate/Hardware—0.2%
RTI International Metals, Inc.,
1.625%, 10/15/19	4,715	4,900,653

Mining—0.0%
Royal Gold, Inc., 2.875%, 6/15/19	500	530,625

	Principal Amount (000s)	Value
Miscellaneous Manufacturing—0.1%
Trinity Industries, Inc., 3.875%, 6/1/36	$3,045	$3,910,922

Oil, Gas & Consumable Fuels—1.0%
Cheniere Energy, Inc., 4.25%, 3/15/45	12,605	7,696,928
Chesapeake Energy Corp. (a)(c),
5.50%, 9/15/26	7,865	8,553,187
Energy XXI Ltd. (d), 3.00%, 12/15/18	7,835	48,969
Ensco Jersey Finance Ltd. (a)(c),
3.00%, 1/31/24	2,750	2,811,875
Oasis Petroleum, Inc., 2.625%, 9/15/23	5,510	7,686,450
Stone Energy Corp. (d), 1.75%, 3/1/17	5,735	3,469,675

		30,267,084

Pharmaceuticals—1.2%
Clovis Oncology, Inc., 2.50%, 9/15/21	2,440	2,519,300
Herbalife Ltd., 2.00%, 8/15/19	7,690	7,046,001
Impax Laboratories, Inc., 2.00%, 6/15/22	9,060	7,197,037
Jazz Investments I Ltd., 1.875%, 8/15/21	9,950	9,583,094
Teva Pharmaceutical Finance Co. LLC,
0.25%, 2/1/26	7,285	8,013,500

		34,358,932

Retail—0.2%
Restoration Hardware Holdings, Inc. (a)(c),
zero coupon, 7/15/20	5,540	4,470,087

Semiconductors—3.9%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	8,010	12,650,794
Inphi Corp. (a)(c), 0.75%, 9/1/21	3,840	4,108,800
Integrated Device Technology, Inc.,
0.875%, 11/15/22	3,270	3,382,406
Intel Corp.,
2.95%, 12/15/35	3,635	4,918,609
3.25%, 8/1/39	11,155	19,688,631
Lam Research Corp., 1.25%, 5/15/18	6,850	12,051,719
Microchip Technology, Inc.,
1.625%, 2/15/25	12,515	16,269,500
Micron Technology, Inc.,
2.125%, 2/15/33, Ser. F	2,555	5,378,275
3.00%, 11/15/43, Ser. G	19,307	19,270,799
NXP Semiconductors NV,
1.00%, 12/1/19	5,500	6,283,750
ON Semiconductor Corp.,
2.625%, 12/15/26	7,790	9,456,811
Teradyne, Inc. (a)(c),
1.25%, 12/15/23	2,200	2,334,750

		115,794,844

Semiconductors & Semiconductor Equipment—0.2%
Cypress Semiconductor Corp. (a)(c),
4.50%, 1/15/22	4,900	5,533,937

Software—2.6%
Akamai Technologies, Inc.,
zero coupon, 2/15/19	7,525	7,826,038
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	6,585	6,189,900
Citrix Systems, Inc.,
0.50%, 4/15/19	8,340	9,695,250
Nuance Communications, Inc.,
1.00%, 12/15/35	7,240	6,574,825
Red Hat, Inc.,
0.25%, 10/1/19	9,135	10,705,078
Salesforce.com, Inc.,
0.25%, 4/1/18	14,545	16,972,197

	Principal Amount (000s)	Value
ServiceNow, Inc.,
zero coupon, 11/1/18	$9,395	$11,086,100
Verint Systems, Inc.,
1.50%, 6/1/21	2,875	2,707,891
Workday, Inc.,
0.75%, 7/15/18	4,995	5,263,481

		77,020,760

Telecommunications—0.8%
Ciena Corp.,
0.875%, 6/15/17	3,085	3,086,928
3.75%, 10/15/18 (a)(c)	1,250	1,694,531
Finisar Corp. (a)(c),
0.50%, 12/15/36	8,050	8,135,531
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	1,855	2,361,647
Viavi Solutions, Inc.,
0.625%, 8/15/33	9,315	9,675,957

		24,954,594

Transportation—0.3%
Echo Global Logistics, Inc.,
2.50%, 5/1/20	2,980	2,935,300
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	3,496,162
Scorpio Tankers, Inc. (a)(c),
2.375%, 7/1/19	4,440	3,607,500

		10,038,962

Total Convertible Bonds (cost—$800,352,205)		694,143,006

	Shares
Convertible Preferred Stock—6.7%
Aerospace & Defense—0.2%
Arconic, Inc.,
5.375%, 10/1/17	182,215	5,493,782

Banks—0.6%
Bank of America Corp., Ser. L (f),
7.25%	4,415	5,151,422
Wells Fargo & Co., Ser. L (f),
7.50%	11,155	13,274,450

		18,425,872

Commercial Services & Supplies—0.2%
Stericycle, Inc.,
5.25%, 9/15/18	91,075	5,762,315

Diversified Telecommunication Services—0.4%
Frontier Communications Corp., Ser. A,
11.125%, 6/29/18	158,090	11,237,037

Electric Utilities—0.6%
Exelon Corp.,
6.50%, 6/1/17	205,550	9,950,676
NextEra Energy, Inc.,
6.123%, 9/1/19	183,635	8,994,442

		18,945,118

Electronic Equipment, Instruments & Components—0.4%
Belden, Inc.,
6.75%, 7/15/19	100,925	10,664,745

Equity Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.,
5.25%, 5/15/17, Ser. A	91,895	9,625,082
5.50%, 2/15/18	91,795	9,592,577
Welltower, Inc., Ser. I (f),
6.50%	25,875	1,557,158

		20,774,817

Financial Services—0.3%
Mandatory Exchangeable Trust (a)(c),
5.75%, 6/1/19	89,055	9,740,391

68	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Food & Beverage—0.3%
Post Holdings, Inc. (f),
2.50%	62,890	$9,586,794

Food Products—0.2%
Tyson Foods, Inc.,
4.75%, 7/15/17	96,130	6,503,195

Health Care Providers & Services—0.7%
Anthem, Inc.,
5.25%, 5/1/18	436,855	20,510,342

Independent Power Producers & Energy Traders—0.1%
Dynegy, Inc., Ser. A,
5.375%, 11/1/17	68,515	2,213,720

Oil, Gas & Consumable Fuels—0.7%
Hess Corp.,
8.00%, 2/1/19	115,735	8,525,040
Kinder Morgan, Inc., Ser. A,
9.75%, 10/26/18	103,505	5,035,518
Southwestern Energy Co., Ser. B,
6.25%, 1/15/18	233,685	5,951,957

		19,512,515

Pharmaceuticals—0.9%
Allergan PLC, Ser. A,
5.50%, 3/1/18	27,410	20,899,029
Teva Pharmaceutical Industries Ltd.,
7.00%, 12/15/18	10,535	6,795,075

		27,694,104

Wireless Telecommunication Services—0.4%
T-Mobile U.S., Inc.,
5.50%, 12/15/17	135,865	12,831,091

Total Convertible Preferred Stock (cost—$245,863,459)		199,895,838

Preferred Stock (b)(e)— 0.6%
Media—0.6%
LiveStyle, Inc., Ser. A	18,676	1,867,600
LiveStyle, Inc., Ser. B	171,344	15,032,009
LiveStyle, Inc., Ser. B	8,000	80

Total Preferred Stock (cost—$26,629,464)		16,899,689

	Units
Warrants (b)(e)(i)—0.0%
Commercial Services—0.0%
Cenveo Corp., strike price $12.00, expires 6/10/24	858,030	252,835

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21	43,500	4

Semiconductors—0.0%
GT Advanced Technologies, Inc.	2,860,795	—

Total Warrants (cost—$237,932)		252,839

	Shares
Equity-Linked Security—0.0%
Coal—0.0%
Arch Coal, Inc.,expires 10/5/23, (e)(i) (cost—$0)	4,002	130,326

	Principal Amount (000s)	Value
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $49,563,165; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $50,554,907 including accrued interest
(cost—$49,563,000)	$49,563	$49,563,000

Total Investments, before options written (cost—$3,342,728,446)—99.5%		2,951,843,520

	Contracts
Options Written (i)(j)—(0.0)%
Call Options—(0.0)%
3M Co., strike price $185.00, expires 1/20/17	615	(23,678)
AGCO Corp., strike price $60.00, expires 1/20/17	1,045	(52,250)
Alphabet, Inc., strike price $840.00, expires 1/20/17	180	(21,600)
Amazon.com, Inc., strike price $850.00, expires 1/20/17	210	(14,805)
Amphenol Corp., strike price $70.00, expires 1/20/17	365	(11,862)
Bank of America Corp., strike price $24.00, expires 1/20/17	4,405	(48,455)
Boeing Co., strike price $167.50, expires 1/20/17	820	(14,350)
Comcast Corp., strike price $74.50, expires 1/20/17	2,295	(22,950)
Corning, Inc., strike price $26.00, expires 1/20/17	2,545	(10,180)
Costco Wholesale Corp., strike price $170.00, expires 1/20/17	560	(10,920)
Deere & Co., strike price $110.00, expires 1/20/17	740	(10,360)
Facebook, Inc., strike price $135.00, expires 1/20/17	1,085	(3,255)
Home Depot, Inc., strike price $140.00, expires 1/20/17	1,130	(50,285)
Intel Corp., strike price $38.50, expires 1/20/17	3,330	(21,645)
McDonald’s Corp., strike price $129.00, expires 1/20/17	835	(11,690)
MGM Resorts International, strike price $31.00, expires 1/20/17	1,745	(24,430)
PepsiCo, Inc., strike price $109.00, expires 1/20/17	970	(12,610)
Prudential Financial, Inc., strike price $110.00, expires 1/20/17	1,210	(67,155)
Starbucks Corp., strike price $62.50, expires 1/20/17	1,630	(2,445)

	Contracts	Value
Texas Instruments, Inc., strike price $78.00, expires 1/20/17	1,235	$(12,350)
UnitedHealth Group, Inc., strike price $170.00, expires 1/20/17	800	(50,400)
Visa, Inc., strike price $85.00, expires 1/20/17	1,410	(4,230)

Total Options Written (premiums received—$836,180)		(501,905)

Total Investments, net of options written (cost—$3,341,892,266)—99.5%		2,951,341,615

Other assets less other liabilities—0.5%		14,304,543

Net Assets—100.0%		$2,965,646,158

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $423,605,071, representing 14.3% of net assets.

(b) Illiquid.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) In default.

(e) Fair-Valued—Securities with an aggregate value of $20,712,020, representing 0.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h) Restricted. The acquisition cost of such security is $1,422,157. The value is $1,177,409, representing less than 0.05% of net assets.

(i) Non-income producing.

(j) Exchange traded-Chicago Board Options Exchange.

(k) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

ADR—American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	69

Schedule of Investments

December 31, 2016 (Unaudited)

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—100.0%
Aerospace & Defense—1.9%
Orbital ATK, Inc.	58,699	$5,149,663

Auto Components—2.3%
Delphi Automotive PLC	92,289	6,215,664

Banks—4.5%
First Republic Bank	67,255	6,196,876
Signature Bank (a)	39,390	5,916,378

		12,113,254

Biotechnology—1.4%
Incyte Corp. (a)	37,564	3,766,542

Building Products—1.2%
AO Smith Corp.	70,611	3,343,431

Capital Markets—3.2%
E*TRADE Financial Corp. (a)	110,265	3,820,682
SEI Investments Co.	99,042	4,888,713

		8,709,395

Chemicals—2.9%
Albemarle Corp.	53,140	4,574,291
Chemours Co.	154,240	3,407,162

		7,981,453

Construction Materials—2.5%
Vulcan Materials Co.	55,255	6,915,163

Consumer Finance—2.3%
Synchrony Financial	170,455	6,182,403

Containers & Packaging—1.4%
Berry Plastics Group, Inc. (a)	76,352	3,720,633

Electrical Equipment—3.1%
Acuity Brands, Inc.	19,833	4,578,646
AMETEK, Inc.	79,073	3,842,948

		8,421,594

Electronic Equipment, Instruments & Components—3.4%
Coherent, Inc. (a)	24,370	3,348,072
Dolby Laboratories, Inc., Class A	69,605	3,145,450
Flex Ltd. (a)	190,975	2,744,311

		9,237,833

Equity Real Estate Investment Trusts (REITs)—2.3%
Equinix, Inc.	17,706	6,328,301

Food Products—3.4%
Blue Buffalo Pet Products, Inc. (a)	198,941	4,782,542
Snyder’s-Lance, Inc.	114,995	4,408,908

		9,191,450

Health Care Equipment & Supplies—5.6%
Boston Scientific Corp. (a)	250,996	5,429,043
DexCom, Inc. (a)	59,035	3,524,390
Edwards Lifesciences Corp. (a)	66,441	6,225,522

		15,178,955

Health Care Providers & Services—1.1%
Universal Health Services, Inc., Class B	29,300	3,116,934

Hotels, Restaurants & Leisure—4.6%
Aramark	124,890	4,461,071
Cedar Fair L.P.	58,425	3,750,885
Royal Caribbean Cruises Ltd.	51,589	4,232,361

		12,444,317

	Shares	Value
Household Durables—4.5%
Mohawk Industries, Inc. (a)	21,440	$4,281,139
Newell Brands, Inc.	178,519	7,970,873

		12,252,012

Internet Software & Services—1.0%
Twitter, Inc. (a)	169,145	2,757,063

IT Services—6.1%
CSRA, Inc.	118,900	3,785,776
Fidelity National Information Services, Inc.	86,550	6,546,642
Vantiv, Inc., Class A (a)	106,179	6,330,392

		16,662,810

Leisure Equipment & Products—1.4%
Hasbro, Inc.	48,735	3,791,096

Life Sciences Tools & Services—2.2%
PerkinElmer, Inc.	48,542	2,531,465
Quintiles IMS Holdings, Inc. (a)	45,227	3,439,514

		5,970,979

Machinery—1.7%
Mueller Water Products, Inc., Class A	342,245	4,555,281

Media—1.6%
AMC Networks, Inc., Class A (a)	85,691	4,485,067

Multi-line Retail—2.0%
Dollar Tree, Inc. (a)	72,169	5,570,003

Pharmaceuticals—4.5%
Catalent, Inc. (a)	131,050	3,533,108
Perrigo Co. PLC	29,325	2,440,720
Zoetis, Inc.	116,130	6,216,439

		12,190,267

Professional Services—3.6%
Equifax, Inc.	58,223	6,883,705
IHS Markit Ltd. (a)	79,065	2,799,692

		9,683,397

Real Estate Management & Development—1.9%
CBRE Group, Inc., Class A (a)	168,193	5,296,398

Road & Rail—1.7%
Old Dominion Freight Line, Inc. (a)	52,330	4,489,391

Semiconductors & Semiconductor Equipment—5.2%
MACOM Technology Solutions Holdings, Inc. (a)	69,871	3,233,630
Monolithic Power Systems, Inc.	39,546	3,240,004
NVIDIA Corp.	20,310	2,167,889
Skyworks Solutions, Inc.	72,580	5,418,823

		14,060,346

Software—7.9%
Activision Blizzard, Inc.	164,927	5,955,514
Gigamon, Inc. (a)	43,775	1,993,951
Proofpoint, Inc. (a)	36,240	2,560,356
Red Hat, Inc. (a)	63,974	4,458,988
Splunk, Inc. (a)	73,855	3,777,683
Tableau Software, Inc., Class A (a)	62,377	2,629,191

		21,375,683

Specialty Retail—6.3%
Advance Auto Parts, Inc.	34,426	5,822,125
Burlington Stores, Inc. (a)	45,332	3,841,887

	Shares	Value
Michaels Cos., Inc. (a)	210,714	$4,309,102
Tractor Supply Co.	43,541	3,300,843

		17,273,957

Trading Companies & Distributors—1.3%
HD Supply Holdings, Inc. (a)	85,425	3,631,417

Total Common Stock (cost—$241,552,954)		272,062,152

	Principal Amount (000s)
Repurchase Agreements—0.3%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $914,003; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $932,334 including accrued interest
(cost—$914,000)	$914	914,000

Total Investments (cost—$242,466,954)—100.3%		272,976,152

Liabilities in excess of other assets—(0.3)%		(800,562)

Net Assets—100.0%		$272,175,590

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

70	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—99.6%
Aerospace & Defense—4.5%
General Dynamics Corp.	608,400	$105,046,344
United Technologies Corp.	871,200	95,500,944

		200,547,288

Automobiles—1.6%
General Motors Co.	2,099,700	73,153,548

Banks—17.5%
Citigroup, Inc.	1,654,600	98,332,878
Fifth Third Bancorp	3,630,700	97,919,979
JPMorgan Chase & Co.	2,279,200	196,672,168
PNC Financial Services Group, Inc.	838,678	98,091,779
U.S. Bancorp	2,010,300	103,269,111
Wells Fargo & Co.	3,509,600	193,414,056

		787,699,971

Biotechnology—2.1%
AbbVie, Inc.	1,492,200	93,441,564

Capital Markets—1.7%
Ameriprise Financial, Inc.	687,541	76,275,798

Chemicals—3.0%
Celanese Corp., Ser. A	1,182,200	93,086,428
Sasol Ltd. ADR	1,502,913	42,968,283

		136,054,711

Communications Equipment—1.8%
Cisco Systems, Inc.	2,734,600	82,639,612

Construction & Engineering—1.7%
Fluor Corp.	1,448,900	76,096,228

Consumer Finance—2.1%
American Express Co.	1,279,700	94,800,176

Containers & Packaging—2.2%
International Paper Co.	1,836,100	97,423,466

Diversified Telecommunication Services—4.1%
AT&T, Inc.	2,218,457	94,350,976
Verizon Communications, Inc.	1,717,800	91,696,164

		186,047,140

Electric Utilities—3.7%
American Electric Power Co., Inc.	1,331,000	83,799,760
Entergy Corp.	1,104,200	81,125,574

		164,925,334

Electrical Equipment—2.3%
Eaton Corp. PLC	1,502,200	100,782,598

Energy Equipment & Services—0.7%
Nabors Industries Ltd.	1,985,460	32,561,544

Food & Staples Retailing—3.1%
Wal-Mart Stores, Inc.	2,032,600	140,493,312

Health Care Providers & Services—4.2%
Aetna, Inc.	695,500	86,248,955
Quest Diagnostics, Inc.	1,101,800	101,255,420

		187,504,375

Household Products—1.7%
Procter & Gamble Co.	885,900	74,486,472

Industrial Conglomerates—2.1%
Honeywell International, Inc.	811,100	93,965,935

	Shares	Value
Insurance—7.9%
Hartford Financial Services Group, Inc.	1,875,600	$89,372,340
MetLife, Inc.	1,508,800	81,309,232
Travelers Cos., Inc.	1,510,700	184,939,894

		355,621,466

IT Services—1.9%
International Business Machines Corp.	525,134	87,166,993

Leisure Equipment & Products—1.6%
Mattel, Inc.	2,525,000	69,563,750

Media—0.7%
CBS Corp., Class B	476,211	30,296,544

Multi-Utilities—2.1%
Public Service Enterprise Group, Inc.	2,164,300	94,969,484

Oil, Gas & Consumable Fuels—11.7%
Apache Corp.	1,573,900	99,895,433
Chevron Corp.	842,600	99,174,020
Exxon Mobil Corp.	1,013,700	91,496,562
Royal Dutch Shell PLC, Class A ADR	3,667,100	199,416,898
Total S.A. ADR	647,300	32,992,881

		522,975,794

Pharmaceuticals—5.0%
Johnson & Johnson	697,800	80,393,538
Pfizer, Inc.	4,463,385	144,970,745

		225,364,283

Road & Rail—2.1%
Ryder System, Inc.	1,252,700	93,250,988

Semiconductors & Semiconductor Equipment—1.6%
Intel Corp.	2,028,874	73,587,260

Software—3.6%
CA, Inc.	2,267,000	72,022,590
Oracle Corp.	2,285,400	87,873,630

		159,896,220

Technology Hardware, Storage & Peripherals—1.3%
Apple, Inc.	517,400	59,925,268

Total Common Stock (cost—$3,780,886,318)		4,471,517,122

	Principal Amount (000s)
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $76,450,255; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $77,979,784 including accrued interest
(cost—$76,450,000)	$76,450	76,450,000

Total Investments (cost—$3,857,336,318)—101.3%		4,547,967,122

Liabilities in excess of other assets—(1.3)%		(56,226,847)

Net Assets—100.0%		$4,491,740,275

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—98.7%
Australia—5.4%
Australia & New Zealand Banking Group Ltd. ADR	548,500	$11,979,240
Coca-Cola Amatil Ltd.	809,483	5,903,529
Macquarie Group Ltd.	167,794	10,510,953
Sonic Healthcare Ltd.	124,201	1,911,452

		30,305,174

Brazil—4.4%
BB Seguridade Participacoes S.A. ADR	1,503,500	12,895,519
Cielo S.A. ADR	548,400	4,680,594
Embraer S.A. ADR	380,600	7,326,550

		24,902,663

Canada—7.8%
Canadian Pacific Railway Ltd.	49,700	7,095,669
Magna International, Inc.	224,300	9,734,620
Manulife Financial Corp.	288,608	5,142,995
Open Text Corp.	79,600	4,920,076
Toronto-Dominion Bank	351,600	17,347,944

		44,241,304

China—4.6%
Beijing Enterprises Holdings Ltd.	1,157,800	5,449,781
China Construction Bank Corp., Class H	7,617,100	5,833,402
China Mobile Ltd.	976,600	10,296,461
ENN Energy Holdings Ltd.	1,050,000	4,302,107

		25,881,751

Colombia—1.2%
Bancolombia S.A. ADR	178,300	6,540,044

Denmark—1.2%
Pandora A/S	53,475	6,980,625

France—10.8%
Atos SE	111,044	11,703,767
AXA S.A.	455,777	11,489,585
Capgemini S.A.	157,979	13,309,591
Cie Generale des Etablissements Michelin	106,038	11,787,054
Sanofi	155,226	12,552,381

		60,842,378

Germany—3.0%
Bayer AG	55,382	5,769,886
Siemens AG	93,471	11,444,584

		17,214,470

Hong Kong—3.9%
BOC Hong Kong Holdings Ltd.	2,935,400	10,454,588
CK Hutchison Holdings Ltd.	625,000	7,055,287
WH Group Ltd. (a)	5,861,700	4,725,096

		22,234,971

Indonesia—0.8%
Bank Rakyat Indonesia Persero Tbk PT	4,995,900	4,315,030

Ireland—3.4%
CRH PLC	193,128	6,661,474
Smurfit Kappa Group PLC	548,446	12,560,635

		19,222,109

Israel—2.3%
Teva Pharmaceutical Industries Ltd. ADR	356,000	12,905,000

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	71

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Italy—1.8%
Enel SpA	2,331,383	$10,248,055

Japan—9.7%
Astellas Pharma, Inc.	423,400	5,873,977
Isuzu Motors Ltd.	541,800	6,850,798
KDDI Corp.	229,800	5,803,134
Mitsubishi Electric Corp.	362,100	5,036,507
Nippon Telegraph & Telephone Corp.	247,900	10,435,384
T&D Holdings, Inc.	762,570	10,063,941
West Japan Railway Co.	179,000	10,964,809

		55,028,550

Korea (Republic of)—4.8%
Korea Electric Power Corp. ADR	832,741	15,389,054
POSCO ADR	222,000	11,666,100

		27,055,154

Malaysia—0.9%
Tenaga Nasional Bhd.	1,603,000	4,963,196

Netherlands—4.2%
Coca-Cola European Partners PLC	163,100	5,121,340
ING Groep NV	851,318	11,985,492
Koninklijke Vopak NV	140,935	6,649,322

		23,756,154

Norway—2.2%
Telenor ASA	814,620	12,159,592

Russian Federation—3.2%
Lukoil PJSC ADR	323,900	18,177,268

Singapore—1.7%
United Overseas Bank Ltd. ADR	335,700	9,446,598

South Africa—2.5%
Sasol Ltd. ADR	489,523	13,995,463

Sweden—3.4%
Electrolux AB, Ser. B	403,110	9,981,418
Nordea Bank AB	845,651	9,370,340

		19,351,758

Taiwan—1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	361,500	10,393,125

Turkey—0.2%
KOC Holding AS ADR	68,239	1,325,201

United Kingdom—13.5%
AstraZeneca PLC	121,767	6,649,420
BAE Systems PLC ADR	201,800	5,858,254
Carnival PLC	195,120	9,886,611
Direct Line Insurance Group PLC	2,429,916	11,058,900
Imperial Brands PLC	272,095	11,858,045
ITV PLC	1,666,560	4,231,404
Royal Dutch Shell PLC, Class A ADR	256,600	13,953,908
Shire PLC ADR	40,200	6,849,276
WPP PLC	269,477	5,996,784

		76,342,602

Total Common Stock (cost—$575,692,359)		557,828,235

	Principal Amount (000s)	Value
Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $1,362,005; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $1,390,859 including accrued interest
(cost—$1,362,000)	$1,362	$1,362,000

Total Investments (cost—$577,054,359) (b)—98.9%		559,190,235

Other assets less liabilities—1.1%		5,988,110

Net Assets—100.0%		$565,178,345

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $345,084,397, representing 61.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	15.4%
Insurance	9.0%
Pharmaceuticals	7.7%
Oil, Gas & Consumable Fuels	6.9%
Electric Utilities	5.4%
IT Services	5.3%
Industrial Conglomerates	4.5%
Diversified Telecommunication Services	4.0%
Auto Components	3.8%
Road & Rail	3.2%
Wireless Telecommunication Services	2.8%
Chemicals	2.5%
Aerospace & Defense	2.3%
Containers & Packaging	2.2%
Tobacco	2.1%
Metals & Mining	2.1%
Beverages	2.0%
Capital Markets	1.9%
Semiconductors & Semiconductor Equipment	1.8%
Media	1.8%
Household Durables	1.8%
Hotels, Restaurants & Leisure	1.7%
Textiles, Apparel & Luxury Goods	1.2%
Automobiles	1.2%
Biotechnology	1.2%
Construction Materials	1.2%
Electrical Equipment	0.9%
Software	0.9%
Food Products	0.8%
Gas Utilities	0.8%
Health Care Providers & Services	0.3%
Repurchase Agreements	0.2%
Other assets less liabilities	1.1%

100.0%

72	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—100.0%
Aerospace & Defense—2.1%
Huntington Ingalls Industries, Inc.	24,300	$4,475,817
Northrop Grumman Corp.	16,200	3,767,796

		8,243,613

Air Freight & Logistics—1.0%
FedEx Corp.	21,200	3,947,440

Auto Components—1.1%
Lear Corp.	32,700	4,328,499

Banks—18.3%
Bank of America Corp.	423,900	9,368,190
Citigroup, Inc.	216,300	12,854,709
JPMorgan Chase & Co.	190,100	16,403,729
KeyCorp	486,500	8,888,355
Regions Financial Corp.	344,700	4,949,892
U.S. Bancorp	165,000	8,476,050
Wells Fargo & Co.	219,700	12,107,667

		73,048,592

Biotechnology—1.0%
AbbVie, Inc.	61,100	3,826,082

Capital Markets—2.2%
Bank of New York Mellon Corp.	84,800	4,017,824
Morgan Stanley	109,900	4,643,275

		8,661,099

Chemicals—1.9%
Cabot Corp.	77,600	3,921,904
Sasol Ltd. ADR	134,900	3,856,791

		7,778,695

Communications Equipment—2.7%
Cisco Systems, Inc.	356,700	10,779,474

Consumer Finance—2.2%
American Express Co.	54,100	4,007,728
Discover Financial Services	66,100	4,765,149

		8,772,877

Containers & Packaging—2.2%
International Paper Co.	85,400	4,531,324
Packaging Corp. of America	48,300	4,096,806

		8,628,130

Diversified Telecommunication Services—3.8%
AT&T, Inc.	180,200	7,663,906
Verizon Communications, Inc.	143,200	7,644,016

		15,307,922

Electric Utilities—2.7%
American Electric Power Co., Inc.	57,700	3,632,792
Entergy Corp.	95,900	7,045,773

		10,678,565

Electrical Equipment—1.0%
Eaton Corp. PLC	60,300	4,045,527

Energy Equipment & Services—2.2%
Nabors Industries Ltd.	278,200	4,562,480
Technip S.A.	234,500	4,178,790

		8,741,270

Food & Staples Retailing—1.8%
Wal-Mart Stores, Inc.	106,100	7,333,632

	Shares	Value
Food Products—0.8%
Conagra Brands, Inc.	78,400	$3,100,720

Health Care Providers & Services—3.1%
Aetna, Inc.	33,400	4,141,934
HealthSouth Corp.	94,500	3,897,180
Quest Diagnostics, Inc.	45,600	4,190,640

		12,229,754

Household Durables—1.1%
Whirlpool Corp.	23,200	4,217,064

Household Products—1.8%
Procter & Gamble Co.	85,200	7,163,616

Industrial Conglomerates—4.0%
3M Co.	21,700	3,874,969
Carlisle Cos., Inc.	71,800	7,918,822
Honeywell International, Inc.	34,200	3,962,070

		15,755,861

Insurance—6.2%
Aflac, Inc.	52,800	3,674,880
Allstate Corp.	56,300	4,172,956
Hartford Financial Services Group, Inc.	163,700	7,800,305
Prudential Financial, Inc.	47,500	4,942,850
Travelers Cos., Inc.	33,900	4,150,038

		24,741,029

IT Services—1.0%
International Business Machines Corp.	24,100	4,000,359

Leisure Equipment & Products—0.7%
Mattel, Inc.	108,400	2,986,420

Machinery—1.9%
Cummins, Inc.	31,100	4,250,437
Illinois Tool Works, Inc.	27,700	3,392,142

		7,642,579

Media—2.0%
CBS Corp., Class B	62,400	3,969,888
Time Warner, Inc.	42,200	4,073,566

		8,043,454

Metals & Mining—1.0%
Reliance Steel & Aluminum Co.	49,800	3,961,092

Multi-Utilities—1.0%
Public Service Enterprise Group, Inc.	90,400	3,966,752

Oil, Gas & Consumable Fuels—11.2%
Anadarko Petroleum Corp.	59,300	4,134,989
Apache Corp.	61,200	3,884,364
Chevron Corp.	69,700	8,203,690
Devon Energy Corp.	173,600	7,928,312
Exxon Mobil Corp.	86,200	7,780,412
Royal Dutch Shell PLC, Class A ADR	74,400	4,045,872
Statoil ASA ADR	242,900	4,430,496
Total S.A. ADR	78,700	4,011,339

		44,419,474

Pharmaceuticals—7.3%
Johnson & Johnson	95,200	10,967,992
Merck & Co., Inc.	121,900	7,176,253
Pfizer, Inc.	339,600	11,030,208

		29,174,453

Road & Rail—1.1%
CSX Corp.	125,600	4,512,808

	Shares	Value
Semiconductors & Semiconductor Equipment—2.9%
Intel Corp.	104,900	$3,804,723
Lam Research Corp.	72,900	7,707,717

		11,512,440

Software—1.8%
CA, Inc.	229,306	7,285,052

Specialty Retail—1.1%
Best Buy Co., Inc.	100,800	4,301,136

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	63,300	7,331,406

Tobacco—2.0%
Altria Group, Inc.	115,400	7,803,348

Total Common Stock (cost—$326,403,844)		398,270,234

	Principal Amount (000s)
Repurchase Agreements—0.3%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $1,059,004; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $1,085,175 including accrued interest
(cost—$1,059,000)	$1,059	1,059,000

Total Investments (cost—$327,462,844)—100.3%		399,329,234

Liabilities in excess of other assets—(0.3)%		(1,293,092)

Net Assets—100.0%		$398,036,142

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	73

Schedule of Investments

December 31, 2016 (Unaudited)

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—97.6%
Aerospace & Defense—4.6%
General Dynamics Corp.	46,000	$7,942,360
Orbital ATK, Inc.	85,600	7,509,688
Spirit AeroSystems Holdings, Inc., Class A	109,900	6,412,665
Textron, Inc.	152,700	7,415,112

		29,279,825

Air Freight & Logistics—1.2%
FedEx Corp.	41,700	7,764,540

Airlines—1.1%
Southwest Airlines Co.	134,600	6,708,464

Auto Components—3.1%
Goodyear Tire & Rubber Co.	189,900	5,862,213
Lear Corp.	54,500	7,214,165
Magna International, Inc.	153,700	6,670,580

		19,746,958

Banks—5.0%
BB&T Corp.	136,600	6,422,932
East West Bancorp, Inc.	126,200	6,414,746
Fifth Third Bancorp	233,800	6,305,586
KeyCorp	350,900	6,410,943
Regions Financial Corp.	443,300	6,365,788

		31,919,995

Beverages—1.6%
Coca-Cola European Partners PLC	121,600	3,818,240
Molson Coors Brewing Co., Class B	67,000	6,519,770

		10,338,010

Building Products—1.0%
Owens Corning	118,000	6,084,080

Capital Markets—5.1%
Ameriprise Financial, Inc.	68,400	7,588,296
Ares Capital Corp.	399,800	6,592,702
Bank of New York Mellon Corp.	134,900	6,391,562
Raymond James Financial, Inc.	88,400	6,123,468
State Street Corp.	79,600	6,186,512

		32,882,540

Chemicals—4.7%
Celanese Corp., Ser. A	99,700	7,850,378
Eastman Chemical Co.	97,100	7,302,891
PPG Industries, Inc.	58,800	5,571,888
Sasol Ltd. ADR	217,500	6,218,325
Terra Nitrogen Co. L.P.	29,800	3,060,758

		30,004,240

Communications Equipment—3.0%
Brocade Communications Systems, Inc.	513,800	6,417,362
Harris Corp.	62,400	6,394,128
Juniper Networks, Inc.	226,900	6,412,194

		19,223,684

Consumer Finance—1.0%
Discover Financial Services	89,300	6,437,637

Containers & Packaging—3.3%
International Paper Co.	148,500	7,879,410
Packaging Corp. of America	85,800	7,277,556
Sealed Air Corp.	132,500	6,007,550

		21,164,516

	Shares	Value
Electric Utilities—4.7%
American Electric Power Co., Inc.	91,800	$5,779,728
Entergy Corp.	85,800	6,303,726
FirstEnergy Corp.	185,200	5,735,644
OGE Energy Corp.	191,800	6,415,710
PPL Corp.	176,600	6,013,230

		30,248,038

Electrical Equipment—1.2%
Eaton Corp. PLC	114,200	7,661,678

Electronic Equipment, Instruments & Components—2.1%
Avnet, Inc.	134,600	6,408,306
Corning, Inc.	295,700	7,176,639

		13,584,945

Equity Real Estate Investment Trusts (REITs)—7.0%
American Tower Corp.	60,400	6,383,072
Care Capital Properties, Inc.	211,775	5,294,375
Digital Realty Trust, Inc.	56,900	5,590,994
HCP, Inc.	161,500	4,799,780
Life Storage, Inc.	69,000	5,882,940
Mid-America Apartment Communities, Inc.	61,700	6,041,664
Retail Properties of America, Inc., Class A	373,700	5,728,821
Ventas, Inc.	86,600	5,414,232

		45,135,878

Food Products—3.1%
Archer-Daniels-Midland Co.	145,700	6,651,205
Ingredion, Inc.	55,700	6,960,272
JM Smucker Co.	51,200	6,556,672

		20,168,149

Health Care Equipment & Supplies—1.9%
STERIS PLC	89,500	6,031,405
Zimmer Biomet Holdings, Inc.	58,800	6,068,160

		12,099,565

Health Care Providers & Services—2.9%
Anthem, Inc.	47,500	6,829,075
Cardinal Health, Inc.	75,800	5,455,326
McKesson Corp.	45,400	6,376,430

		18,660,831

Hotels, Restaurants & Leisure—1.0%
Aramark	182,700	6,526,044

Household Durables—1.8%
DR Horton, Inc.	207,100	5,660,043
Whirlpool Corp.	34,000	6,180,180

		11,840,223

Insurance—11.6%
Allstate Corp.	86,300	6,396,556
American Financial Group, Inc.	73,300	6,459,196
Aon PLC	55,800	6,223,374
Assurant, Inc.	68,000	6,314,480
Everest Re Group Ltd.	29,500	6,383,800
Hanover Insurance Group, Inc.	71,100	6,470,811
Hartford Financial Services Group, Inc.	135,400	6,451,810
Lincoln National Corp.	96,900	6,421,563
Principal Financial Group, Inc.	74,700	4,322,142
Prudential Financial, Inc.	60,700	6,316,442
Travelers Cos., Inc.	52,700	6,451,534
Unum Group	146,300	6,426,959

		74,638,667

	Shares	Value
IT Services—2.9%
Amdocs Ltd.	106,800	$6,221,100
Booz Allen Hamilton Holding Corp.	171,800	6,196,826
Fidelity National Information Services, Inc.	80,000	6,051,200

		18,469,126

Leisure Equipment & Products—1.2%
Brunswick Corp.	135,800	7,406,532

Machinery—4.1%
Crane Co.	89,100	6,425,892
Cummins, Inc.	47,200	6,450,824
Illinois Tool Works, Inc.	51,900	6,355,674
Ingersoll-Rand PLC	98,000	7,353,920

		26,586,310

Media—1.0%
WPP PLC ADR	58,600	6,484,676

Mortgage Real Estate Investment Trusts (REITs)—1.0%
Two Harbors Investment Corp.	708,700	6,179,864

Multi-Utilities—1.0%
Public Service Enterprise Group, Inc.	138,600	6,081,768

Oil, Gas & Consumable Fuels—6.4%
Buckeye Partners L.P.	93,900	6,212,424
EQT Midstream Partners L.P.	85,600	6,563,808
Magellan Midstream Partners L.P.	93,600	7,078,968
Marathon Petroleum Corp.	150,200	7,562,570
Spectra Energy Partners L.P.	139,200	6,380,928
Valero Energy Corp.	105,000	7,173,600

		40,972,298

Professional Services—1.0%
Manpowergroup, Inc.	75,000	6,665,250

Road & Rail—2.2%
CSX Corp.	176,000	6,323,680
Norfolk Southern Corp.	73,100	7,899,917

		14,223,597

Semiconductors & Semiconductor Equipment—2.2%
Broadcom Ltd.	35,793	6,327,129
Lam Research Corp.	75,300	7,961,469

		14,288,598

Software—1.9%
CA, Inc.	206,000	6,544,620
Symantec Corp.	242,900	5,802,881

		12,347,501

Specialty Retail—0.7%
Penske Automotive Group, Inc.	86,300	4,473,792

Total Common Stock (cost—$499,018,992)		626,297,819

Mutual Funds—0.8%
Central Fund of Canada Ltd., Class A (cost—$6,178,021)	448,700	5,065,823

74	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $10,285,034; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $10,495,123 including accrued interest
(cost—$10,285,000)	$10,285	$10,285,000

Total Investments (cost—$515,482,013)—100.0%		641,648,642

Other assets less liabilities—0.0%		65,775

Net Assets—100.0%		$641,714,417

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—96.6%
Aerospace & Defense—3.1%
CAE, Inc.	3,013,300	$42,095,801
Elbit Systems Ltd.	197,515	20,087,275
Orbital ATK, Inc.	597,405	52,410,341

		114,593,417

Air Freight & Logistics—0.4%
Park-Ohio Holdings Corp.	376,296	16,030,210

Airlines—0.9%
WestJet Airlines Ltd.	1,965,780	33,732,969

Auto Components—0.9%
Dana, Inc.	1,703,900	32,340,022

Automobiles—1.3%
Thor Industries, Inc.	501,400	50,165,070

Banks—12.4%
East West Bancorp, Inc.	872,000	44,323,760
Fidelity Southern Corp.	650,800	15,404,436
First Interstate Bancsystem, Inc., Class A	774,800	32,967,740
First Merchants Corp.	475,623	17,907,206
Great Western Bancorp, Inc.	1,069,764	46,631,013
Heartland Financial USA, Inc.	420,000	20,160,000
International Bancshares Corp.	351,981	14,360,825
Old National Bancorp	2,415,700	43,844,955
Prosperity Bancshares, Inc.	511,716	36,730,975
TCF Financial Corp.	2,229,400	43,673,946
Umpqua Holdings Corp.	2,303,600	43,261,608
United Community Banks, Inc.	1,403,700	41,577,594
WesBanco, Inc.	432,791	18,635,980
Yadkin Financial Corp.	1,219,386	41,776,164

		461,256,202

Beverages—0.7%
Coca-Cola Bottling Co. Consolidated	141,314	25,274,009

Building Products—0.6%
Insteel Industries, Inc.	580,800	20,699,712

Capital Markets—1.9%
AllianceBernstein Holding L.P.	539,302	12,646,632
Fortress Investment Group LLC, Class A	5,458,681	26,529,190
Houlihan Lokey, Inc.	604,000	18,796,480
OM Asset Management PLC	823,964	11,947,478

		69,919,780

Chemicals—4.8%
A Schulman, Inc.	1,220,062	40,811,074
Cabot Corp.	918,300	46,410,882
Innophos Holdings, Inc.	677,522	35,407,300
Rentech Nitrogen Partners L.P. (a)(b)	555,768	56
Stepan Co.	519,861	42,358,274
Terra Nitrogen Co. L.P.	153,079	15,722,744

		180,710,330

Commercial Services & Supplies—4.0%
Deluxe Corp.	569,600	40,789,056
Ennis, Inc.	818,051	14,193,185
Knoll, Inc.	1,680,200	46,927,986
West Corp.	1,875,764	46,443,916

		148,354,143

	Shares	Value
Communications Equipment—1.0%
Brocade Communications Systems, Inc.	3,055,200	$38,159,448

Construction & Engineering—2.5%
Comfort Systems USA, Inc.	1,385,800	46,147,140
KBR, Inc.	2,834,100	47,301,129

		93,448,269

Containers & Packaging—3.1%
Graphic Packaging Holding Co.	2,978,700	37,174,176
Silgan Holdings, Inc.	762,363	39,017,738
Sonoco Products Co.	776,950	40,945,265

		117,137,179

Diversified Telecommunication Services—0.8%
Inteliquent, Inc.	1,380,244	31,635,192

Electric Utilities—1.0%
ALLETE, Inc.	603,200	38,719,408

Electrical Equipment—2.7%
EnerSys	672,300	52,506,630
Regal Beloit Corp.	715,400	49,541,450

		102,048,080

Electronic Equipment, Instruments & Components—2.7%
Methode Electronics, Inc.	1,084,822	44,857,390
SYNNEX Corp.	221,811	26,843,567
Vishay Intertechnology, Inc.	1,721,600	27,889,920

		99,590,877

Equity Real Estate Investment Trusts (REITs)—6.6%
Care Capital Properties, Inc.	1,332,200	33,305,000
Cousins Properties, Inc.	2,712,400	23,082,524
CyrusOne, Inc.	767,994	34,352,372
Franklin Street Properties Corp.	1,880,898	24,376,438
InfraREIT, Inc. REIT	1,441,300	25,813,683
Medical Properties Trust, Inc.	2,475,000	30,442,500
Monmouth Real Estate Investment Corp.	2,633,388	40,132,833
Retail Properties of America, Inc., Class A	2,213,301	33,929,904

		245,435,254

Food & Staples Retailing—0.7%
Ingles Markets, Inc., Class A	577,835	27,793,863

Food Products—0.9%
Ingredion, Inc.	275,600	34,438,976

Gas Utilities—1.5%
AmeriGas Partners L.P.	409,500	19,623,240
National Fuel Gas Co.	649,800	36,804,672

		56,427,912

Health Care Equipment & Supplies—0.9%
Hill-Rom Holdings, Inc.	610,200	34,256,628

Health Care Providers & Services—2.1%
Ensign Group, Inc.	612,180	13,596,518
HealthSouth Corp.	579,929	23,916,272
Owens & Minor, Inc.	1,126,600	39,757,714

		77,270,504

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	75

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Hotels, Restaurants & Leisure—2.2%
Bloomin’ Brands, Inc.	1,484,500	$26,765,535
Cedar Fair L.P.	337,500	21,667,500
DineEquity, Inc.	451,700	34,780,900

		83,213,935

Household Products—1.0%
Energizer Holdings, Inc.	863,700	38,529,657

Insurance—4.6%
American Financial Group, Inc.	592,500	52,211,100
First American Financial Corp.	1,042,100	38,172,123
Hanover Insurance Group, Inc.	490,000	44,594,900
National General Holdings Corp.	1,402,900	35,058,471

		170,036,594

Internet Software & Services—0.8%
j2 Global, Inc.	378,477	30,959,419

IT Services—5.2%
Booz Allen Hamilton Holding Corp.	1,291,900	46,598,833
Convergys Corp.	1,426,196	35,027,374
CSG Systems International, Inc.	573,900	27,776,760
CSRA, Inc.	1,591,400	50,670,176
DST Systems, Inc.	310,825	33,304,899

		193,378,042

Leisure Equipment & Products—1.2%
Brunswick Corp.	798,800	43,566,552

Life Sciences Tools & Services—1.0%
Bruker Corp.	1,802,200	38,170,596

Machinery—4.9%
Barnes Group, Inc.	1,067,465	50,619,190
Crane Co.	675,500	48,717,060
Global Brass & Copper Holdings, Inc.	1,009,300	34,618,990
ITT, Inc.	1,283,215	49,493,603

		183,448,843

Media—1.3%
Meredith Corp.	838,582	49,602,125

Metals & Mining—1.7%
Dominion Diamond Corp.	1,339,532	12,966,670
Steel Dynamics, Inc.	1,406,500	50,043,270

		63,009,940

Mortgage Real Estate Investment Trusts (REITs)—1.0%
Blackstone Mortgage Trust, Inc., Class A	1,195,400	35,945,678

Multi-Utilities—0.7%
Black Hills Corp.	415,100	25,462,234

Oil, Gas & Consumable Fuels—6.2%
Alliance Resource Partners L.P.	1,488,900	33,425,805
Boardwalk Pipeline Partners L.P.	2,401,129	41,683,599
Cone Midstream Partners L.P.	712,931	16,789,525
Delek Logistics Partners L.P.	522,864	14,927,767
NuStar GP Holdings LLC	1,092,300	31,567,470
SandRidge Permian Trust	1,457,468	4,299,531
TC Pipelines L.P.	728,480	42,863,763
Valero Energy Partners L.P.	70,522	3,122,009
World Fuel Services Corp.	908,588	41,713,275

		230,392,744

	Shares	Value
Paper & Forest Products—2.7%
Neenah Paper, Inc.	532,213	$45,344,547
Schweitzer-Mauduit International, Inc.	869,434	39,585,330
Western Forest Products, Inc.	11,885,453	16,730,724

		101,660,601

Professional Services—1.2%
Korn/Ferry International	1,573,582	46,310,518

Software—1.0%
Mentor Graphics Corp.	1,038,294	38,302,666

Thrifts & Mortgage Finance—1.7%
Provident Financial Services, Inc.	936,100	26,491,630
Washington Federal, Inc.	1,056,250	36,282,187

		62,773,817

Tobacco—0.7%
Universal Corp.	379,949	24,221,749

Total Common Stock (cost—$2,890,664,088)		3,608,423,164

Mutual Funds—0.7%
Central Fund of Canada Ltd., Class A (cost—$26,080,458)	2,118,778	23,921,004

	Principal Amount (000s)
Repurchase Agreements—4.0%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $150,095,500; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $153,101,431 including accrued interest
(cost—$150,095,000)	$150,095	150,095,000

Total Investments (cost—$3,066,839,546)—101.3%		3,782,439,168

Liabilities in excess of other assets—(1.3)%		(47,123,366)

Net Assets—100.0%		$3,735,315,802

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $56, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Small-Cap Blend Fund

	Shares	Value
Common Stock—99.5%
Aerospace & Defense—2.4%
AAR Corp.	3,471	$114,717
BWX Technologies, Inc.	24,390	968,283
Esterline Technologies Corp. (c)	6,740	601,208
HEICO Corp.	995	76,764
HEICO Corp., Class A	2,035	138,176

		1,899,148

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (c)	9,321	148,763
Echo Global Logistics, Inc. (c)	5,320	133,266

		282,029

Airlines—1.0%
Hawaiian Holdings, Inc. (c)	2,242	127,794
SkyWest, Inc.	19,300	703,485

		831,279

Auto Components—2.1%
Cooper-Standard Holdings, Inc. (c)	8,387	867,048
Dana, Inc.	9,260	175,755
Modine Manufacturing Co. (c)	10,008	149,119
Motorcar Parts of America, Inc. (c)	1,267	34,108
Spartan Motors, Inc.	20,440	189,070
Tenneco, Inc. (c)	3,308	206,651
Tower International, Inc.	1,338	37,932

		1,659,683

Automobiles—0.1%
Winnebago Industries, Inc.	1,260	39,879

Banks—7.7%
Access National Corp.	1,615	44,832
Ameris Bancorp	3,886	169,430
Bancorp, Inc. (c)	52,760	414,694
CenterState Banks, Inc.	30,257	761,569
Chemical Financial Corp.	11,635	630,268
CU Bancorp (c)	1,968	70,454
Enterprise Financial Services Corp.	3,210	138,030
First Financial Bancorp	4,790	136,276
Franklin Financial Network, Inc. (c)	1,051	43,984
Great Western Bancorp, Inc.	6,850	298,591
Heartland Financial USA, Inc.	5,330	255,840
Pacific Premier Bancorp, Inc. (c)	4,634	163,812
Peapack Gladstone Financial Corp.	22,110	682,757
Preferred Bank	512	26,839
Seacoast Banking Corp. of Florida (c)	39,972	881,782
Sterling Bancorp	5,048	118,123
Stonegate Bank	844	35,220
Texas Capital Bancshares, Inc. (c)	10,974	860,362
United Community Banks, Inc.	6,625	196,232
Western Alliance Bancorp (c)	4,612	224,651

		6,153,746

Beverages—0.4%
Cott Corp.	10,255	116,189
Craft Brew Alliance, Inc. (c)	1,307	22,088
MGP Ingredients, Inc.	835	41,733
National Beverage Corp. (c)	2,522	128,824
Primo Water Corp. (c)	2,663	32,702

		341,536

Biotechnology—2.1%
Advaxis, Inc. (c)	1,558	11,155
Agenus, Inc. (c)	2,531	10,428

76	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Alder Biopharmaceuticals, Inc. (c)	1,222	$25,418
BioSpecifics Technologies Corp. (c)	580	32,306
Bluebird Bio, Inc. (c)	475	29,308
Blueprint Medicines Corp. (c)	594	16,662
Cara Therapeutics, Inc. (c)	6,103	56,697
Concert Pharmaceuticals, Inc. (c)	1,278	13,151
Dynavax Technologies Corp. (c)	1,141	4,507
Eagle Pharmaceuticals, Inc. (c)	384	30,467
Exelixis, Inc. (c)	45,740	681,983
Flexion Therapeutics, Inc. (c)	4,742	90,193
Halozyme Therapeutics, Inc. (c)	2,859	28,247
Heron Therapeutics, Inc. (c)	883	11,567
Inovio Pharmaceuticals, Inc. (c)	2,126	14,754
Kite Pharma, Inc. (c)	654	29,325
La Jolla Pharmaceutical Co. (c)	1,033	18,108
Ligand Pharmaceuticals, Inc., Class B (c)	966	98,155
Lion Biotechnologies, Inc. (c)	2,118	14,720
MacroGenics, Inc. (c)	1,961	40,083
Pfenex, Inc. (c)	1,347	12,217
PharmAthene, Inc. (c)	16,330	53,072
Progenics Pharmaceuticals, Inc. (c)	2,225	19,224
Prothena Corp. PLC (c)	777	38,221
Repligen Corp. (c)	3,923	120,907
Sarepta Therapeutics, Inc. (c)	1,258	34,507
Synergy Pharmaceuticals, Inc. (c)	5,142	31,315
Ultragenyx Pharmaceutical, Inc. (c)	643	45,209
Vanda Pharmaceuticals, Inc. (c)	1,539	24,547

		1,636,453

Building Products—1.3%
American Woodmark Corp. (c)	1,416	106,554
Gibraltar Industries, Inc. (c)	2,429	101,168
Patrick Industries, Inc. (c)	3,197	243,931
PGT, Inc. (c)	2,725	31,201
Universal Forest Products, Inc.	5,470	558,925

		1,041,779

Capital Markets—0.8%
Ellington Financial LLC	6,450	100,104
Golub Capital BDC, Inc.	7,190	132,224
Main Street Capital Corp.	2,560	94,131
New Mountain Finance Corp.	10,455	147,416
TPG Specialty Lending, Inc.	7,105	132,721

		606,596

Chemicals—2.3%
American Vanguard Corp.	2,028	38,836
Ciner Resources L.P.	5,425	157,759
Flotek Industries, Inc. (c)	1,715	16,104
Innophos Holdings, Inc.	11,595	605,955
Koppers Holdings, Inc. (c)	4,908	197,792
Olin Corp.	6,254	160,165
Sensient Technologies Corp.	995	78,187
Westlake Chemical Partners L.P.	25,450	552,265

		1,807,063

Commercial Services & Supplies—4.6%
ABM Industries, Inc.	16,770	684,887
Brady Corp., Class A	16,685	626,522
Casella Waste Systems, Inc., Class A (c)	51,105	634,213
Hudson Technologies, Inc. (c)	3,686	29,525
MSA Safety, Inc.	1,940	134,500
Tetra Tech, Inc.	15,300	660,195
Viad Corp.	20,280	894,348

		3,664,190

	Shares	Value
Communications Equipment—1.5%
Bel Fuse, Inc., Class B	1,360	$42,024
Finisar Corp. (c)	19,610	593,595
Lumentum Holdings, Inc. (c)	2,440	94,306
Oclaro, Inc. (c)	16,449	147,218
Plantronics, Inc.	4,725	258,741
ShoreTel, Inc. (c)	3,145	22,487

		1,158,371

Construction & Engineering—2.5%
Argan, Inc.	784	55,311
Comfort Systems USA, Inc.	890	29,637
Dycom Industries, Inc. (c)	1,934	155,281
Granite Construction, Inc.	4,250	233,750
KBR, Inc.	29,355	489,935
MasTec, Inc. (c)	26,139	999,817
NV5 Global, Inc. (c)	1,082	36,139

		1,999,870

Construction Materials—0.1%
U.S. Concrete, Inc. (c)	856	56,068

Consumer Finance—0.8%
FirstCash, Inc.	13,425	630,975

Containers & Packaging—1.5%
Berry Plastics Group, Inc. (c)	3,551	173,040
Greif, Inc., Class A	13,630	699,355
Owens-Illinois, Inc. (c)	17,465	304,066

		1,176,461

Distributors—0.3%
Core-Mark Holding Co., Inc.	2,889	124,429
Pool Corp.	960	100,167

		224,596

Diversified Consumer Services—0.4%
Bright Horizons Family Solutions, Inc. (c)	3,203	224,274
Carriage Services, Inc.	1,578	45,194
Graham Holdings Co., Class B	85	43,516

		312,984

Diversified Financial Services—0.9%
Compass Diversified Holdings	38,040	680,916

Diversified Telecommunication Services—0.0%
Inteliquent, Inc.	1,105	25,327

Electric Utilities—1.6%
El Paso Electric Co.	1,505	69,983
Great Plains Energy, Inc.	6,575	179,826
Hawaiian Electric Industries, Inc.	5,060	167,334
IDACORP, Inc.	4,655	374,960
Otter Tail Corp.	3,480	141,984
PNM Resources, Inc.	2,785	95,525
Portland General Electric Co.	6,135	265,830

		1,295,442

Electronic Equipment, Instruments & Components—4.7%
Belden, Inc.	2,471	184,757
Coherent, Inc. (c)	1,396	191,789
Dolby Laboratories, Inc., Class A	1,415	63,944
ePlus, Inc. (c)	362	41,702
Fabrinet (c)	11,275	454,383
Insight Enterprises, Inc. (c)	990	40,036
Itron, Inc. (c)	10,903	685,254
Mesa Laboratories, Inc.	254	31,179
Rogers Corp. (c)	1,926	147,936
Sanmina Corp. (c)	27,590	1,011,173
ScanSource, Inc. (c)	1,315	53,060
TTM Technologies, Inc. (c)	60,745	827,954

		3,733,167

	Shares	Value
Energy Equipment & Services—0.3%
Helix Energy Solutions Group, Inc. (c)	12,221	$107,789
U.S. Silica Holdings, Inc.	2,856	161,878

		269,667

Equity Real Estate Investment Trusts (REITs)—1.5%
CorEnergy Infrastructure Trust, Inc.	4,745	165,506
Hudson Pacific Properties, Inc.	7,120	247,634
Select Income	25,455	641,466
Winthrop Realty Trust (a)(b)(c)	12,960	99,014

		1,153,620

Food & Staples Retailing—0.3%
SpartanNash Co.	1,375	54,368
Village Super Market, Inc., Class A	2,805	86,674
Weis Markets, Inc.	950	63,498

		204,540

Food Products—1.7%
Amplify Snack Brands, Inc. (c)	8,963	78,964
Fresh Del Monte Produce, Inc.	3,655	221,603
J&J Snack Foods Corp.	2,970	396,287
John B Sanfilippo & Son, Inc.	649	45,683
Lancaster Colony Corp.	2,555	361,251
Pinnacle Foods, Inc.	2,735	146,186
Sanderson Farms, Inc.	485	45,706
Tootsie Roll Industries, Inc.	1,212	48,177

		1,343,857

Gas Utilities—0.5%
Southwest Gas Holdings, Inc.	700	53,634
Spire, Inc.	1,190	76,814
Star Gas Partners L.P.	24,805	266,902

		397,350

Health Care Equipment & Supplies—6.4%
Anika Therapeutics, Inc. (c)	1,460	71,482
AtriCure, Inc. (c)	1,546	30,255
Atrion Corp.	180	91,296
AxoGen, Inc. (c)	2,763	24,867
Cantel Medical Corp.	2,130	167,737
Cardiovascular Systems, Inc. (c)	19,375	469,069
CryoLife, Inc. (c)	1,364	26,121
Cynosure, Inc., Class A (c)	3,074	140,174
Exactech, Inc. (c)	26,140	713,622
GenMark Diagnostics, Inc. (c)	2,625	32,130
Halyard Health, Inc. (c)	14,250	526,965
Hill-Rom Holdings, Inc.	4,913	275,816
ICU Medical, Inc. (c)	478	70,433
Inogen, Inc. (c)	2,865	192,442
Insulet Corp. (c)	3,038	114,472
Integra LifeSciences Holdings Corp. (c)	2,315	198,604
LeMaitre Vascular, Inc.	2,482	62,894
Masimo Corp. (c)	14,495	976,963
Meridian Bioscience, Inc.	6,365	112,660
Penumbra, Inc. (c)	2,000	127,600
Surmodics, Inc. (c)	10,652	270,561
Utah Medical Products, Inc.	1,185	86,209
Vascular Solutions, Inc. (c)	762	42,748
West Pharmaceutical Services, Inc.	3,239	274,764

		5,099,884

Health Care Providers & Services—1.8%
Aceto Corp.	1,598	35,108
AMN Healthcare Services, Inc. (c)	2,540	97,663
BioTelemetry, Inc. (c)	10,388	232,172

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	77

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Chemed Corp.	1,305	$209,335
Cross Country Healthcare, Inc. (c)	2,660	41,523
HealthSouth Corp.	2,400	98,976
Magellan Health, Inc. (c)	735	55,309
National HealthCare Corp.	3,300	250,107
Owens & Minor, Inc.	6,035	212,975
RadNet, Inc. (c)	2,750	17,737
Teladoc, Inc. (c)	7,387	121,885
U.S. Physical Therapy, Inc.	630	44,226

		1,417,016

Health Care Technology—0.2%
HealthStream, Inc. (c)	846	21,192
Vocera Communications, Inc. (c)	9,039	167,131

		188,323

Hotels, Restaurants & Leisure—3.8%
Buffalo Wild Wings, Inc. (c)	564	87,082
Carrols Restaurant Group, Inc. (c)	3,586	54,686
Cedar Fair L.P.	6,935	445,227
Cheesecake Factory, Inc.	3,235	193,712
Churchill Downs, Inc.	1,126	169,407
Chuy’s Holdings, Inc. (c)	839	27,225
ClubCorp Holdings, Inc.	9,339	134,015
Cracker Barrel Old Country Store, Inc.	1,000	166,980
Dave & Buster’s Entertainment, Inc. (c)	3,085	173,685
Eldorado Resorts, Inc. (c)	11,538	195,569
ILG, Inc.	29,880	542,920
International Speedway Corp., Class A	2,385	87,768
Jack in the Box, Inc.	2,001	223,392
Marcus Corp.	2,905	91,507
Papa John’s International, Inc.	875	74,882
Penn National Gaming, Inc. (c)	14,915	205,678
Ruth’s Hospitality Group, Inc.	3,360	61,488
Texas Roadhouse, Inc.	2,365	114,088

		3,049,311

Household Durables—2.1%
Cavco Industries, Inc. (c)	1,163	116,126
Installed Building Products, Inc. (c)	2,600	107,380
LGI Homes, Inc. (c)	7,233	207,804
M/I Homes, Inc. (c)	24,576	618,824
Taylor Morrison Home Corp., Class A (c)	28,085	540,917
William Lyon Homes, Class A (c)	6,009	114,351

		1,705,402

Household Products—1.0%
Central Garden & Pet Co. (c)	6,930	229,314
Central Garden & Pet Co., Class A (c)	1,700	52,530
Energizer Holdings, Inc.	2,475	110,410
HRG Group, Inc. (c)	8,060	125,413
Orchids Paper Products Co.	883	23,117
WD-40 Co.	2,295	268,285

		809,069

Insurance—0.2%
AMERISAFE, Inc.	1,325	82,614
Atlas Financial Holdings, Inc. (c)	1,315	23,736
Safety Insurance Group, Inc.	655	48,273

		154,623

Internet & Catalog Retail—0.8%
1-800-Flowers.com, Inc., Class A (c)	37,060	396,542

	Shares	Value
Duluth Holdings, Inc., Class B (c)	1,159	$29,439
Etsy, Inc. (c)	11,658	137,331
Liberty Expedia Holdings, Inc., Class A (c)	1,020	40,463
Nutrisystem, Inc.	1,658	57,450

		661,225

Internet Software & Services—3.1%
Amber Road, Inc. (c)	4,087	37,110
Autobytel, Inc. (c)	2,141	28,796
Bankrate, Inc. (c)	23,605	260,835
Bazaarvoice, Inc. (c)	132,015	640,273
Blucora, Inc. (c)	6,855	101,111
Carbonite, Inc. (c)	20,325	333,330
Cornerstone OnDemand, Inc. (c)	2,942	124,476
Envestnet, Inc. (c)	3,152	111,108
Five9, Inc. (c)	11,551	163,909
GTT Communications, Inc. (c)	1,584	45,540
Instructure, Inc. (c)	1,450	28,348
IntraLinks Holdings, Inc. (c)	2,497	33,759
j2 Global, Inc.	1,642	134,316
LogMeIn, Inc.	1,474	142,315
Pandora Media, Inc. (c)	7,782	101,477
SPS Commerce, Inc. (c)	329	22,994
Xactly Corp. (c)	2,540	27,940
Yelp, Inc. (c)	3,546	135,209

		2,472,846

IT Services—0.4%
Hackett Group, Inc.	2,188	38,640
Mantech International Corp., Class A	2,585	109,216
Planet Payment, Inc. (c)	7,225	29,478
Travelport Worldwide Ltd.	7,860	110,826

		288,160

Leisure Equipment & Products—0.4%
Callaway Golf Co.	11,625	127,410
Nautilus, Inc. (c)	8,897	164,595

		292,005

Life Sciences Tools & Services—3.0%
Albany Molecular Research, Inc. (c)	2,086	39,133
Bio-Rad Laboratories, Inc., Class A (c)	1,115	203,242
Cambrex Corp. (c)	11,820	637,689
Charles River Laboratories International, Inc. (c)	9,435	718,853
NeoGenomics, Inc. (c)	20,170	172,857
PRA Health Sciences, Inc. (c)	10,484	577,878
VWR Corp. (c)	1,620	40,549

		2,390,201

Machinery—1.5%
Energy Recovery, Inc. (c)	8,753	90,594
Global Brass & Copper Holdings, Inc.	3,650	125,195
Harsco Corp.	8,220	111,792
John Bean Technologies Corp.	1,765	151,702
Kadant, Inc.	679	41,555
Lydall, Inc. (c)	7,597	469,875
NN, Inc.	1,349	25,698
Titan International, Inc.	2,734	30,648
Woodward, Inc.	2,588	178,701

		1,225,760

Media—0.4%
Cable One, Inc.	65	40,412
Entravision Communications Corp., Class A	4,269	29,883
Regal Entertainment Group, Class A	4,390	90,434

	Shares	Value
Scholastic Corp.	4,040	$191,860

		352,589

Metals & Mining—1.0%
AK Steel Holding Corp. (c)	38,340	391,452
United States Steel Corp.	3,129	103,288
Worthington Industries, Inc.	6,825	323,778

		818,518

Mortgage Real Estate Investment Trusts (REITs)—1.2%
Ares Commercial Real Estate Corp.	48,370	664,120
Chimera Investment Corp.	6,670	113,523
MTGE Investment Corp.	3,530	55,421
Orchid Island Capital, Inc.	13,580	147,072

		980,136

Multi-Utilities—0.2%
NorthWestern Corp.	1,165	66,254
Unitil Corp.	2,925	132,619

		198,873

Oil, Gas & Consumable Fuels—7.3%
Abraxas Petroleum Corp. (c)	53,345	137,097
Aegean Marine Petroleum Network, Inc.	13,067	132,630
Alliance Resource Partners L.P.	27,890	626,130
Antero Midstream Partners L.P.	24,700	762,736
Bill Barrett Corp. (c)	2,456	17,167
Black Stone Minerals L.P.	38,100	715,518
Boardwalk Pipeline Partners L.P.	42,035	729,728
Callon Petroleum Co. (c)	12,621	193,985
Cone Midstream Partners L.P.	18,610	438,265
Crestwood Equity Partners L.P.	30,485	778,892
CrossAmerica Partners L.P.	3,700	93,203
Evolution Petroleum Corp.	2,839	28,390
Laredo Petroleum, Inc. (c)	2,875	40,653
Oasis Petroleum, Inc. (c)	10,352	156,729
PDC Energy, Inc. (c)	545	39,556
Rex American Resources Corp. (c)	2,175	214,781
Ring Energy, Inc. (c)	3,003	39,009
Sanchez Energy Corp. (c)	18,085	163,308
SM Energy Co.	12,350	425,828
Transmontaigne Partners L.P.	920	40,728

		5,774,333

Paper & Forest Products—0.1%
Schweitzer-Mauduit International, Inc.	890	40,522

Personal Products—0.5%
Medifast, Inc.	2,855	118,854
Nutraceutical International Corp.	5,420	189,429
USANA Health Sciences, Inc. (c)	1,180	72,216

		380,499

Pharmaceuticals—2.0%
Amphastar Pharmaceuticals, Inc. (c)	1,297	23,891
ANI Pharmaceuticals, Inc. (c)	11,817	716,347
Corcept Therapeutics, Inc. (c)	2,198	15,957
Dermira, Inc. (c)	823	24,962
Heska Corp. (c)	4,640	332,224
Intersect ENT, Inc. (c)	1,389	16,807
Omeros Corp. (c)	1,846	18,312
Prestige Brands Holdings, Inc. (c)	4,370	227,677
Supernus Pharmaceuticals, Inc. (c)	5,925	149,606
Teligent, Inc. (c)	4,775	31,563

		1,557,346

78	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Professional Services—2.9%
CBIZ, Inc. (c)	45,430	$622,391
GP Strategies Corp. (c)	1,010	28,886
Kforce, Inc.	1,319	30,469
Navigant Consulting, Inc. (c)	33,965	889,204
TriNet Group, Inc. (c)	24,401	625,153
WageWorks, Inc. (c)	1,656	120,060

		2,316,163

Road & Rail—0.5%
Celadon Group, Inc.	2,176	15,558
Landstar System, Inc.	1,540	131,362
Saia, Inc. (c)	2,455	108,388
Swift Transportation Co. (c)	6,438	156,830

		412,138

Semiconductors & Semiconductor Equipment—5.4%
Advanced Energy Industries, Inc. (c)	1,735	94,991
Amkor Technology, Inc. (c)	49,665	523,966
Brooks Automation, Inc.	39,590	675,801
Cavium, Inc. (c)	3,181	198,622
CEVA, Inc. (c)	1,379	46,265
Cirrus Logic, Inc. (c)	12,910	729,931
FormFactor, Inc. (c)	14,062	157,494
Impinj, Inc. (c)	4,477	158,217
Inphi Corp. (c)	2,388	106,553
Magnachip Semiconductor Corp. (c)	78,495	486,669
Microsemi Corp. (c)	3,734	201,524
NeoPhotonics Corp. (c)	2,763	29,868
PDF Solutions, Inc. (c)	2,143	48,325
Rudolph Technologies, Inc. (c)	8,840	206,414
Semtech Corp. (c)	19,325	609,704

		4,274,344

Software—2.3%
8x8, Inc. (c)	7,699	110,096
A10 Networks, Inc. (c)	39,540	328,577
Aspen Technology, Inc. (c)	745	40,737
Callidus Software, Inc. (c)	8,970	150,696
Fair Isaac Corp.	1,349	160,828
Gigamon, Inc. (c)	2,163	98,525
Model N, Inc. (c)	2,293	20,293
Paycom Software, Inc. (c)	1,799	81,836
PROS Holdings, Inc. (c)	987	21,240
RealPage, Inc. (c)	17,123	513,690
Silver Spring Networks, Inc. (c)	2,737	36,429
Take-Two Interactive Software, Inc. (c)	5,051	248,964
Telenav, Inc. (c)	3,555	25,063

		1,836,974

Specialty Retail—1.1%
Container Store Group, Inc. (c)	37,170	236,029
MarineMax, Inc. (c)	30,705	594,142
Shoe Carnival, Inc.	773	20,856

		851,027

Technology Hardware, Storage & Peripherals—0.1%
Electronics For Imaging, Inc. (c)	2,078	91,141
USA Technologies, Inc. (c)	5,457	23,465

		114,606

Thrifts & Mortgage Finance—3.8%
America First Multifamily Investors L.P.	25,110	135,594
BankFinancial Corp.	3,055	45,275
Beneficial Bancorp, Inc.	4,365	80,316
Capitol Federal Financial, Inc.	16,965	279,244
Charter Financial Corp.	15,660	261,052
Clifton Bancorp, Inc.	10,185	172,330

	Shares	Value
Essent Group Ltd. (c)	5,705	$184,671
First Defiance Financial Corp.	818	41,505
Flagstar Bancorp, Inc. (c)	9,240	248,926
Kearny Financial Corp.	2,600	40,430
LendingTree, Inc. (c)	427	43,276
Meridian Bancorp, Inc.	2,634	49,783
Northfield Bancorp, Inc.	7,700	153,769
OceanFirst Financial Corp.	1,360	40,841
Provident Financial Holdings, Inc.	2,105	42,563
Territorial Bancorp, Inc.	5,220	171,425
United Community Financial Corp.	25,815	230,786
Waterstone Financial, Inc.	44,216	813,574

		3,035,360

Tobacco—1.0%
Universal Corp.	6,690	426,487
Vector Group Ltd.	14,998	341,055

		767,542

Trading Companies & Distributors—0.9%
Air Lease Corp.	3,994	137,114
Beacon Roofing Supply, Inc. (c)	3,910	180,134
Kaman Corp.	3,690	180,551
Univar, Inc. (c)	4,046	114,785
WESCO International, Inc. (c)	1,829	121,720

		734,304

Water Utilities—0.1%
California Water Service Group	1,750	59,325

Wireless Telecommunication Services—0.2%
Boingo Wireless, Inc. (c)	3,633	44,286
Telephone & Data Systems, Inc.	2,980	86,033

		130,319

Total Common Stock (cost—$65,948,484)		79,015,335

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $426,001; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $438,146 including accrued interest
(cost—$426,000)	$426	426,000

Total Investments (cost—$66,374,484)—100.0%		79,441,335

Other assets less liabilities—0.0%		12,173

Net Assets—100.0%		$79,453,508

Notes to Schedule of Investments:

(a) Illiquid.

(b) Fair-Valued—Security with a value of $99,014, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Technology Fund

	Shares	Value
Common Stock—95.2%
Automobiles—0.0%
Tesla Motors, Inc. (d)	111	$23,720

Chemicals—0.0%
Monsanto Co.	100	10,521

Communications Equipment—4.3%
Arista Networks, Inc. (d)	30,055	2,908,422
Cisco Systems, Inc. (c)	1,194,808	36,107,098
Juniper Networks, Inc.	349,370	9,873,196
Motorola Solutions, Inc.	100	8,289
Nokia Oyj ADR	100	481
Palo Alto Networks, Inc. (d)	100	12,505

		48,909,991

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR (d)	5,880	247,548

Diversified Telecommunication Services—0.0%
AT&T, Inc.	100	4,253
Verizon Communications, Inc.	100	5,338

		9,591

Electrical Equipment—0.0%
Nidec Corp.	100	8,609

Electronic Equipment, Instruments & Components—2.8%
CDW Corp.	227,863	11,869,384
Cognex Corp.	37,090	2,359,666
Corning, Inc.	708,542	17,196,314
Flex Ltd. (d)	100	1,437
IPG Photonics Corp. (d)	100	9,871
LG Display Co., Ltd.	1,000	25,946
Murata Manufacturing Co., Ltd.	100	13,354
Samsung Electro-Mechanics Co., Ltd.	170	7,136
Tech Data Corp. (d)	6,855	580,481

		32,063,589

Equity Real Estate Investment Trusts (REITs)—0.0%
CyrusOne, Inc.	100	4,473

Health Care Equipment & Supplies—0.0%
Hoya Corp.	100	4,193

Household Durables—1.9%
Garmin Ltd.	442,054	21,435,198
Harman International Industries, Inc.	100	11,116

		21,446,314

Internet & Catalog Retail—9.2%
Amazon.com, Inc. (d)	100,132	75,085,983
Ctrip.com International Ltd. ADR (d)	100	4,000
Expedia, Inc.	100	11,328
Netflix, Inc. (d)	72,482	8,973,271
Priceline Group, Inc. (d)	13,745	20,150,995
Rakuten, Inc. (d)	1,000	9,798
TripAdvisor, Inc. (d)	100	4,637
Vipshop Holdings Ltd. ADR (d)	100	1,101

		104,241,113

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	79

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Internet Software & Services—12.2%
58.com, Inc. ADR (d)	100	$2,800
Akamai Technologies, Inc. (d)	100	6,668
Alibaba Group Holding Ltd. ADR (d)	12,670	1,112,553
Alphabet, Inc., Class A (c)(d)	64,190	50,867,365
Alphabet, Inc., Class C (d)	50,297	38,820,231
Baidu, Inc. ADR (d)	100	16,441
Cornerstone OnDemand, Inc. (d)	100	4,231
Criteo S.A. ADR (d)	100	4,108
eBay, Inc. (c)(d)	100	2,969
Facebook, Inc., Class A (d)	379,019	43,606,136
GoDaddy, Inc., Class A (d)	31,020	1,084,149
NAVER Corp.	100	64,038
NetEase, Inc. ADR	9,648	2,077,600
SINA Corp. (d)	100	6,079
Tencent Holdings Ltd.	44,300	1,074,147
Twitter, Inc. (d)	100	1,630
Weibo Corp. ADR (d)	10	406
Yelp, Inc. (d)	100	3,813
Zillow Group, Inc., Class A (d)	100	3,645
Zillow Group, Inc., Class C (d)	200	7,294

		138,766,303

IT Services—13.9%
Accenture PLC, Class A	100	11,713
Alliance Data Systems Corp.	100	22,850
Amadeus IT Group S.A., Class A	100	4,535
Automatic Data Processing, Inc.	116,748	11,999,360
Booz Allen Hamilton Holding Corp.	112,185	4,046,513
Cognizant Technology Solutions Corp., Class A (d)	68,378	3,831,219
Computer Sciences Corp.	299,779	17,812,868
CSRA, Inc.	293,990	9,360,642
Fidelity National Information Services, Inc.	269,730	20,402,377
First Data Corp., Class A (d)	69,510	986,347
Fiserv, Inc. (d)	80,350	8,539,598
Global Payments, Inc.	131,373	9,118,600
Mastercard, Inc., Class A	175,373	18,107,262
Paychex, Inc.	100,480	6,117,222
PayPal Holdings, Inc. (d)	100	3,947
Sabre Corp.	100	2,495
Square, Inc. Class A (d)	1,436,740	19,582,766
Tata Consultancy Services Ltd.	1,000	34,801
Total System Services, Inc.	158,912	7,791,455
Vantiv, Inc., Class A (d)	198,100	11,810,722
Visa, Inc., Class A (c)	105,424	8,225,181

		157,812,473

Media—0.0%
Comcast Corp., Class A	100	6,905

Professional Services—0.0%
Nielsen Holdings PLC	100	4,195
Verisk Analytics, Inc., Class A (d)	100	8,117

		12,312

	Shares	Value
Semiconductors & Semiconductor Equipment—19.5%
Analog Devices, Inc.	100	$7,262
Applied Materials, Inc.	1,059,410	34,187,161
Broadcom Ltd.	155,475	27,483,316
Cypress Semiconductor Corp.	1,237,515	14,157,171
Infineon Technologies AG	665,023	11,503,216
Intel Corp.	100	3,627
KLA-Tencor Corp.	83,960	6,605,973
Lam Research Corp.	194,186	20,531,286
Marvell Technology Group Ltd.	703,095	9,751,928
Maxim Integrated Products, Inc.	87,440	3,372,561
MediaTek, Inc.	1,000	6,681
Microchip Technology, Inc.	309,367	19,845,893
Micron Technology, Inc. (c)(d)	2,029,330	44,482,913
NVIDIA Corp.	60,901	6,500,573
NXP Semiconductors NV (d)	42,680	4,183,067
Qorvo, Inc. (d)	100	5,273
QUALCOMM, Inc.	31,352	2,044,150
SK Hynix, Inc.	1,000	36,796
Skyworks Solutions, Inc.	13,813	1,031,278
SunPower Corp. (d)	100	661
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100	2,875
Teradyne, Inc.	109,895	2,791,333
Texas Instruments, Inc.	107,075	7,813,263
Tokyo Electron Ltd.	57,100	5,370,217

		221,718,474

Software—20.6%
Activision Blizzard, Inc.	14,043	507,093
Adobe Systems, Inc. (d)	251,519	25,893,881
Aspen Technology, Inc. (d)	100	5,468
Atlassian Corp. PLC, Class A (d)	10	241
CyberArk Software Ltd. (d)	58,200	2,648,100
Dell Technologies, Inc., Class V (d)	2,670	146,770
Electronic Arts, Inc. (d)	288,400	22,714,384
FireEye, Inc. (d)	100	1,190
Fortinet, Inc. (d)	114,128	3,437,535
Imperva, Inc. (d)	48,894	1,877,530
Intuit, Inc.	237,408	27,209,331
Microsoft Corp. (c)	897,981	55,800,539
Oracle Corp.	100	3,845
Paycom Software, Inc. (d)	598,199	27,212,073
Proofpoint, Inc. (d)	347,433	24,546,141
Red Hat, Inc. (d)	100	6,970
Salesforce.com, Inc. (d)	100,593	6,886,597
SAP SE ADR	100	8,643
ServiceNow, Inc. (d)	369,845	27,494,277
Sophos Group PLC (a)	146,310	472,615
Splunk, Inc. (d)	100	5,115
Symantec Corp.	100	2,389
Tableau Software, Inc., Class A (d)	71,470	3,012,460
Workday, Inc., Class A (d)	11,750	776,557
Zendesk, Inc. (d)	114,030	2,417,436

		233,087,180

Technology Hardware, Storage & Peripherals—10.8%
Apple, Inc. (c)	285,439	33,059,545
Catcher Technology Co., Ltd.	1,000	6,912

	Shares	Value
Diebold Nixdorf, Inc.	100	$2,515
FUJIFILM Holdings Corp.	100	3,787
Hewlett Packard Enterprise Co.	862,110	19,949,225
HP, Inc.	675,995	10,031,766
Lenovo Group Ltd.	1,000	603
NEC Corp.	16,000	42,319
NetApp, Inc.	481,540	16,983,916
Samsung Electronics Co., Ltd.	15,377	22,885,774
Western Digital Corp.	279,553	18,995,626

		121,961,988

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (d)	100	5,751

Total Common Stock (cost—$854,618,377)		1,080,341,048

Exchange-Traded Funds—0.8%
iShares FTSE A50 China Index	1,000	1,356
iShares MSCI Emerging Markets Index	100	3,501
iShares Russell 2000	70,605	9,521,084

Total Exchange-Traded Funds (cost—$9,372,995)		9,525,941

	Principal Amount (000s)
Repurchase Agreements—2.5%
State Street Bank and Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $28,731,096; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $29,309,924 including accrued interest
(cost—$28,731,000)	$28,731	28,731,000

	Contracts
Options Purchased (d)(e)—0.6%
Call Options—0.6%
Apple, Inc., strike price $125.00, expires 1/19/18	2,200	1,633,500
Microsoft Corp., strike price $52.50, expires 1/20/17	5,000	4,862,500

Total Options Purchased (cost—$3,213,585)		6,496,000

Total Investments, before options written and securities sold short (cost—$895,935,957)—99.1%		1,125,093,989

Options Written (d)(e)—(0.1)%
Put Options—(0.1)%
Apple, Inc., strike price $100.00, expires 1/19/18	2,200	(1,243,000)
Microsoft Corp., strike price $43.00, expires 1/20/17	6,000	(9,000)
Palo Alto Networks, Inc., strike price $120.00, expires 3/17/17	514	(290,410)

Total Options Written (premiums received—$4,314,891)		(1,542,410)

80	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2016 (Unaudited)

	Shares	Value
Securities Sold Short—(1.1)%
Common Stock (d)—(0.6)%
Communications Equipment—(0.1)%
F5 Networks, Inc.	5,510	$(797,407)

Electronic Equipment, Instruments & Components—(0.0)%
Fitbit, Inc., Class A	100	(732)

Software—(0.5)%
Check Point Software Technologies Ltd.	68,330	(5,771,152)
LINE Corp. ADR	385	(13,094)

		(5,784,246)

Total Common Stock (proceeds received—$6,207,291)		(6,582,385)

Exchange-Traded Fund—(0.5)%
Guggenheim S&P 500 Equal Weight Technology (proceeds received—$5,280,712)	51,455	(5,582,353)

Total Securities Sold Short (proceeds received—$11,488,003)		(12,164,738)

Total Investments, net of options written and securities sold short (cost—$880,133,063) (b)—97.9%		1,111,386,841

Other assets less other liabilities—2.1%		23,648,939

Net Assets—100.0%		$1,135,035,780

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities (net of securities sold short) with an aggregate value of $41,576,833, representing 3.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	81

Statements of Assets and Liabilities

December 31, 2016 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$226,715,375	$849,676,204	$35,951,883	$215,830,004
Cash	380	758	1,899	45,074
Foreign currency, at value	2,242	—	3	63,004
Dividends and interest receivable (net of foreign withholding taxes)	362,410	644,584	27,126	215,884
Receivable for Fund shares sold	328,996	1,209,292	109,998	326,586
Tax reclaims receivable	69,201	—	19,027	62,837
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	32,326	139,051	9,148	39,374
Receivable for investments sold	—	5,320,950	—	455,556
Total Assets	227,510,930	856,990,839	36,119,084	217,038,319
Liabilities:
Payable for investments purchased	—	5,379,025	—	1,717
Payable for Fund shares redeemed	492,004	1,748,726	817,276	213,344
Payable to custodian for cash overdraft	—	—	—	—
Payable for securities sold short expenses	—	—	—	—
Investment Advisory fees payable	165,498	328,104	21,827	170,528
Administration fees payable	62,676	273,420	12,978	74,923
Trustees Deferred Compensation Plan payable (see Note 4)	32,326	139,051	9,148	39,374
Servicing fees payable	30,489	128,104	3,882	17,596
Distribution fees payable	6,504	149,675	2,576	13,422
Options written, at value	—	—	—	—
Accrued expenses and other liabilities	54,504	—	—	—
Total Liabilities	844,001	8,146,105	867,687	530,904
Net Assets	$226,666,929	$848,844,734	$35,251,397	$216,507,415
Net Assets Consist of:
Paid-in-capital	$308,618,620	$659,930,851	$46,203,426	$195,773,695
Dividends in excess of net investment income	(461,363)	(23,882)	(165,289)	(824,196)
Accumulated net realized gain (loss)	(98,594,404)	(1,117,140)	(15,880,574)	(7,991,967)
Net unrealized appreciation (depreciation)	17,104,076	190,054,905	5,093,834	29,549,883
Net Assets	$226,666,929	$848,844,734	$35,251,397	$216,507,415
Cost of Investments	$209,506,532	$659,621,299	$30,856,563	$186,224,733
Cost of Foreign Currency	$2,262	$—	$3	$64,282
Premiums Received for Options Written	$—	$—	$—	$—

82	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$156,781,275	$2,951,843,520	$272,976,152	$4,547,967,122	$559,190,235
415	—	561	393	380
—	—	—	—	291,023
82,994	20,929,501	93,426	3,884,915	473,566
13,820	5,578,959	212,574	3,228,335	1,059,829
70,742	3,216	—	188,608	338,077
34,184	238,813	39,306	1,727,429	388,732
—	12,274,374	574,397	4,906,113	11,303,368
156,983,430	2,990,868,383	273,896,416	4,561,902,915	573,045,210

1,748,778	12,115,035	1,081,329	30,751,333	3,145,652
272,167	8,538,423	237,401	34,362,486	3,713,842
—	69,453	—	—	—
6	—	—	—	—
105,573	1,636,644	110,021	1,176,497	283,874
52,624	942,468	91,689	1,233,551	215,313
34,184	238,813	39,306	1,727,429	388,732
32,585	463,337	52,933	249,331	54,278
7,140	716,147	108,147	662,013	65,174
—	501,905	—	—	—
—	—	—	—	—
2,253,057	25,222,225	1,720,826	70,162,640	7,866,865
$154,730,373	$2,965,646,158	$272,175,590	$4,491,740,275	$565,178,345

$158,730,154	$3,366,304,247	$239,795,833	$3,849,006,020	$1,224,005,026
(329,407)	(27,133,736)	(2,227,469)	(466,913)	(3,311,607)
(9,133,186)	17,026,298	4,098,028	(47,438,636)	(637,607,529)
5,462,812	(390,550,651)	30,509,198	690,639,804	(17,907,545)
$154,730,373	$2,965,646,158	$272,175,590	$4,491,740,275	$565,178,345
$151,311,578	$3,342,728,446	$242,466,954	$3,857,336,318	$577,054,359
$—	$—	$—	$—	$290,050
$—	$836,180	$—	$—	$—

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	83

Statements of Assets and Liabilities (cont’d)

December 31, 2016 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$131,848,732	$350,116,894	$13,855,453	$60,995,982
Class C	9,890,572	221,661,423	3,906,364	21,012,824
Class R	—	20,615,443	—	—
Class P	21,640,265	48,732,578	5,966,336	18,256,520
Institutional Class	62,939,936	181,886,481	11,523,244	116,242,089
Class R6	347,424	16,829,882	—	—
Administrative Class	—	9,002,033	—	—
Shares Issued and Outstanding:
Class A	5,925,852	8,593,327	864,432	1,420,918
Class C	450,649	7,712,610	258,532	546,425
Class R	—	655,291	—	—
Class P	989,426	1,536,455	367,418	403,483
Institutional Class	2,809,035	4,845,873	702,444	2,551,611
Class R6	15,585	448,212	—	—
Administrative Class	—	254,365	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$22.25	$40.74	$16.03	$42.93
Class C	21.95	28.74	15.11	38.46
Class R	—	31.46	—	—
Class P	21.87	31.72	16.24	45.25
Institutional Class	22.41	37.53	16.40	45.56
Class R6	22.29	37.55	—	—
Administrative Class	—	35.39	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

84	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$141,712,151	$1,051,613,801	$85,055,843	$660,111,196	$172,417,193
11,131,133	1,105,148,875	158,689,001	339,724,378	62,502,182
—	2,497,731	1,973,681	149,138,397	12,831,130
—	598,347,313	3,620,529	987,734,155	134,257,466
1,887,089	208,038,438	22,350,802	1,842,986,690	129,611,840
—	—	—	119,873,395	47,163,515
—	—	485,734	392,172,064	6,395,019

5,235,201	95,379,863	25,582,160	39,464,119	10,542,979
511,816	107,431,649	55,793,603	20,151,489	3,879,455
—	226,509	600,769	8,940,581	783,790
—	53,166,957	974,617	58,697,924	8,172,908
69,200	18,338,994	5,988,059	109,572,174	7,879,447
—	—	—	7,137,708	2,873,947
—	—	139,063	23,167,169	389,862

$27.07	$11.03	$3.32	$16.73	$16.35
21.75	10.29	2.84	16.86	16.11
—	11.03	3.29	16.68	16.37
—	11.25	3.71	16.83	16.43
27.27	11.34	3.73	16.82	16.45
—	—	—	16.79	16.41
—	—	3.49	16.93	16.40

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	85

Statements of Assets and Liabilities (cont’d)

December 31, 2016 (Unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Assets:
Investments, at value	$399,329,234	$641,648,642	$3,782,439,168	$79,441,335
Cash	221	39,915	159,385	4,932
Foreign currency, at value	—	—	174,228	—
Dividends and interest receivable (net of foreign withholding taxes)	474,103	1,095,101	7,541,309	56,818
Receivable for investments sold	4,201	8,394,031	11,163,060	1,623,656
Deposits with brokers for derivatives collateral	—	—	—	—
Receivable for Fund shares sold	247,500	259,933	2,772,551	73,648
Tax reclaims receivable	7,742	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	192,571	233,459	1,309,754	3,641
Total Assets	400,255,572	651,671,081	3,805,559,455	81,204,030
Liabilities:
Payable for investments purchased	—	8,150,545	284	1,446,152
Payable for Fund shares redeemed	1,695,887	815,311	65,252,176	188,884
Payable for securities sold short expenses	—	—	—	—
Dividends payable on securities sold short	—	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment Advisory fees payable	102,734	302,779	1,937,487	44,284
Distribution fees payable	53,381	117,620	656,389	24,781
Servicing fees payable	50,585	121,465	267,056	15,659
Administration fees payable	124,272	215,485	820,507	26,997
Trustees Deferred Compensation Plan payable (see Note 4)	192,571	233,459	1,309,754	3,641
Accrued expenses and other liabilities	—	—	—	124
Total Liabilities	2,219,430	9,956,664	70,243,653	1,750,522
Net Assets	$398,036,142	$641,714,417	$3,735,315,802	$79,453,508
Net Assets Consist of:
Paid-in-capital	$638,463,396	$500,614,289	$2,934,850,897	$68,062,872
Undistributed (dividends in excess of) net investment income	(168,711)	(221,492)	9,907,652	(255,668)
Accumulated net realized gain (loss)	(312,124,933)	15,317,255	89,404,044	(1,393,184)
Net unrealized appreciation	71,866,390	126,004,365	701,153,209	13,039,488
Net Assets	$398,036,142	$641,714,417	$3,735,315,802	$79,453,508
Cost of Investments	$327,462,844	$515,482,013	$3,066,839,546	$66,374,484
Cost of Foreign Currency	$—	$—	$174,136	$—
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

86	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$1,125,093,989
300
6,078,457
591,578
153,530,028
17
907,378
4,451
267,064
1,286,473,262

132,247,251
3,656,797
23,492
10,836
12,164,738
1,542,410
737,248
82,785
108,064
338,275
267,064
258,522
151,437,482
$1,135,035,780

$863,068,554
(7,510,461)
48,241,451
231,236,236
$1,135,035,780
$895,935,957
$6,087,328
$11,488,003
$4,314,891

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	87

Statements of Assets and Liabilities (cont’d)

December 31, 2016 (Unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Net Assets:
Class A	$147,769,279	$383,126,150	$993,073,128	$34,665,269
Class C	80,357,532	180,062,911	180,359,074	38,348,116
Class R	7,593,757	5,053,771	63,449,551	—
Class P	15,459,437	21,006,525	62,482,839	3,444,888
Institutional Class	145,541,789	48,497,149	1,528,456,728	2,995,235
Class R6	—	—	416,285,823	—
Administrative Class	1,314,348	3,967,911	491,208,659	—
Shares Issued and Outstanding:
Class A	6,544,465	14,129,747	41,841,264	1,825,965
Class C	3,521,914	7,924,195	8,329,645	2,056,644
Class R	333,144	213,377	2,537,210	—
Class P	678,532	936,529	2,406,247	180,585
Institutional Class	6,475,379	1,684,238	58,589,757	156,299
Class R6	—	—	16,007,730	—
Administrative Class	57,441	142,142	20,760,094	—
Net Asset Value and Redemption Price Per Share:*
Class A	$22.58	$27.11	$23.73	$18.98
Class C	22.82	22.72	21.65	18.65
Class R	22.79	23.68	25.01	—
Class P	22.78	22.43	25.97	19.08
Institutional Class	22.48	28.79	26.09	19.16
Class R6	—	—	26.01	—
Administrative Class	22.88	27.92	23.66	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

88	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$390,504,583
108,372,858
—
39,835,473
530,469,838
—
65,853,028

7,931,291
2,698,207
—
746,151
9,805,668
—
1,276,363

$49.25
40.17
—
53.40
54.11
—
51.60

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	89

Statements of Operations

Six Months ended December 31, 2016 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$2,949,076	$5,441,812	$216,886	$1,247,123
Interest	357	5,269	108	470
Miscellaneous	—	—	—	—
Total Investment Income	2,949,433	5,447,081	216,994	1,247,593
Expenses:
Investment advisory	1,022,241	1,957,706	145,758	1,051,829
Administration	567,898	1,635,614	85,905	463,157
Distribution — Class C	42,923	882,587	16,159	84,332
Distribution — Class R	—	24,888	—	—
Servicing — Class A	175,101	463,532	18,211	82,746
Servicing — Class C	14,308	294,196	5,386	28,111
Servicing — Class R	—	24,888	—	—
Distribution and/or servicing — Administrative Class	—	11,244	—	—
Trustees	12,230	42,527	2,633	12,314
Legal	1,865	6,521	478	1,828
Securities sold short	—	—	—	—
Line of credit commitment	1,838	6,484	349	1,789
Miscellaneous	5,788	3,887	1,220	1,090
Total Expenses	1,844,192	5,354,074	276,099	1,727,196
Less: Investment Advisory/Administration waived	(180,396)	—	—	—
Net Expenses	1,663,796	5,354,074	276,099	1,727,196
Net Investment Income (Loss)	1,285,637	93,007	(59,105)	(479,603)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	476,322	12,643,109	1,809,961	10,715,877
Options written	—	—	427,443	—
Foreign currency transactions	(225,789)	—	(1,896)	(56,582)
Net change in unrealized appreciation/depreciation of:
Investments	(513,991)	6,752,361	2,411,188	(296,884)
Options written	—	—	(140,849)	—
Foreign currency transactions	(17,409)	—	(393)	(6,283)
Net realized and change in unrealized gain (loss)	(280,867)	19,395,470	4,505,454	10,356,128
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$1,004,770	$19,488,477	$4,446,349	$9,876,525
*Foreign withholding taxes	$368,103	$—	$9,415	$39,170

90	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$998,541	$18,866,724	$1,077,747	$75,703,846	$12,218,042
1,144	40,391,976	97	6,670	881
26	45,800	—	—	—
999,711	59,304,500	1,077,844	75,710,516	12,218,923

680,087	9,750,881	670,893	10,824,289	2,672,714
339,027	5,592,957	557,522	7,535,360	1,934,127
47,269	4,384,297	619,775	1,292,470	287,799
—	2,939	2,595	193,370	16,686
194,230	1,317,937	110,008	907,691	276,454
15,756	1,461,432	206,592	430,823	95,933
—	2,939	2,595	193,370	16,686
—	—	614	480,809	11,792
9,085	147,325	14,705	247,451	52,287
1,329	21,915	2,241	35,291	7,362
17	—	—	—	—
1,317	22,464	2,175	37,004	7,677
735	47,289	2,583	26,948	23,146
1,288,852	22,752,375	2,192,298	22,204,876	5,402,663
—	(49,323)	—	(1,150,511)	(164,449)
1,288,852	22,703,052	2,192,298	21,054,365	5,238,214
(289,141)	36,601,448	(1,114,454)	54,656,151	6,980,709

3,798,240	85,975,333	19,395,769	89,228,168	(105,942,601)
—	(1,622,649)	—	—	—
4,289	—	—	—	(577,526)

(6,894,038)	73,788,218	(3,087,690)	356,872,848	120,567,508
—	663,199	—	—	—
1,237	—	—	—	53,210
(3,090,272)	158,804,101	16,308,079	446,101,016	14,100,591
$(3,379,413)	$195,405,549	$15,193,625	$500,757,167	$21,081,300
$1,059	$57,853	$—	$1,811,485	$805,114

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	91

Statements of Operations (cont’d)

Six Months ended December 31, 2016 (Unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Investment Income:
Interest	$219	$1,376	$22,403	$112
Dividends, net of foreign withholding taxes*	5,356,940	9,449,476	61,324,040	505,273
Dividends from investments in Affiliates	—	—	595,902	—
Miscellaneous	—	—	81,587	—
Total Investment Income	5,357,159	9,450,852	62,023,932	505,385
Expenses:
Investment advisory	897,430	1,746,868	11,522,883	252,754
Administration	723,187	1,240,729	5,803,211	154,120
Distribution — Class C	296,999	663,403	666,767	141,419
Distribution — Class R	9,233	8,063	78,965	—
Servicing — Class A	185,830	467,166	1,268,638	42,380
Servicing — Class C	99,000	221,134	222,256	47,140
Servicing — Class R	9,233	8,063	78,965	—
Distribution and/or servicing — Administrative Class	1,814	4,919	617,503	—
Legal	3,022	4,730	28,228	683
Dividends on securities sold short	—	—	—	—
Trustees	22,309	31,648	196,315	4,177
Securities sold short	—	—	—	—
Line of credit commitment	2,985	4,728	29,272	578
Miscellaneous	5,617	3,851	20,505	383
Total Expenses	2,256,659	4,405,302	20,533,508	643,634
Less: Investment Advisory/Administration waived	(98,866)	—	(841,792)	—
Net Expenses	2,157,793	4,405,302	19,691,716	643,634
Net Investment Income (Loss)	3,199,366	5,045,550	42,332,216	(138,249)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,935,860	29,331,290	112,826,110	3,957,147
Investments in Affiliates	—	—	120,408	—
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	540	(16,671)	—
Net change in unrealized appreciation/depreciation of:
Investments	38,184,715	40,669,990	478,983,181	5,943,341
Investments in Affiliates	—	—	5,215,959	—
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	(414)	(7)	—
Net realized and change in unrealized gain	41,120,575	70,001,406	597,128,980	9,900,488
Net Increase in Net Assets Resulting from Investment Operations	$44,319,941	$75,046,956	$639,461,196	$9,762,239
*Foreign withholding taxes	$82,688	$48,763	$254,794	$254

92	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$7,758
5,325,088
—
18,470
5,351,316

5,423,759
2,076,413
436,500
—
533,350
145,500
—
82,843
9,086
414,061
61,191
137,399
9,112
15,526
9,344,740
(292,493)
9,052,247
(3,700,931)

99,644,403
—
(6,541,002)
(14,591)
(210,674)

2,892,293
—
2,163,080
1,125,395
135,708
99,194,612
$95,493,681
$1,348

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	93

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,285,637	$3,617,272	$93,007	$271,404
Net realized gain (loss)	250,533	(36,619,894)	12,643,109	25,510,848
Net change in unrealized appreciation/depreciation	(531,400)	8,020,973	6,752,361	(14,480,506)
Net increase (decrease) in net assets resulting from investment operations	1,004,770	(24,981,649)	19,488,477	11,301,746
Dividends to Shareholders from:
Net investment income:
Class A	(2,309,777)	(1,639,003)	—	—
Class C	(51,545)	(6)	—	—
Class P	(422,889)	(154,177)	—	—
Institutional Class	(1,195,198)	(752,051)	—	—
Class R6	(7,558)	(139)	—	—
Net realized capital gains:
Class A	—	—	(8,648,851)	(20,940,515)
Class C	—	—	(7,638,128)	(19,472,210)
Class R	—	—	(626,456)	(1,247,122)
Class P	—	—	(1,500,077)	(1,806,243)
Institutional Class	—	—	(4,721,926)	(9,029,827)
Class R6	—	—	(437,297)	—
Administrative Class	—	—	(247,880)	(532,084)
Total dividends and distributions to shareholders	(3,986,967)	(2,545,376)	(23,820,615)	(53,028,001)
Fund Share Transactions:
Net proceeds from the sale of shares	32,491,614	358,844,348	136,159,037	271,160,995
Issued in reinvestment of dividends and distributions	3,486,344	2,311,749	21,097,222	47,127,047
Cost of shares redeemed	(46,935,687)	(238,649,068)	(119,930,878)	(161,985,118)
Net increase (decrease) from Fund share transactions	(10,957,729)	122,507,029	37,325,381	156,302,924
Total increase (decrease) in net assets	(13,939,926)	94,980,004	32,993,243	114,576,669
Net Assets:
Beginning of period	240,606,855	145,626,851	815,851,491	701,274,822
End of period*	$226,666,929	$240,606,855	$848,844,734	$815,851,491
*Including undistributed (dividends in excess of) net investment income of:	$(461,363)	$2,239,967	$(23,882)	$(116,889)

94	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016

$(59,105)	$197,932	$(479,603)	$(509,185)	$(289,141)	$(664,100)
2,235,508	(11,358,294)	10,659,295	(9,549,102)	3,802,529	8,742,137
2,269,946	3,289,211	(303,167)	(11,434,805)	(6,892,801)	(33,599,615)
4,446,349	(7,871,151)	9,876,525	(21,493,092)	(3,379,413)	(25,521,578)

(114,721)	(69,268)	—	—	—	—
(1,234)	(3)	—	—	—	—
(54,906)	(28,985)	—	—	—	—
(96,356)	(147,321)	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	(34,885,714)
—	—	—	—	—	(4,525,061)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	(245,664)
—	—	—	—	—	—
—	—	—	—	—	—
(267,217)	(245,577)	—	—	—	(39,656,439)

6,533,580	30,740,761	10,700,108	135,938,094	7,958,457	187,106,484
199,638	210,578	—	—	—	37,768,485
(19,731,814)	(36,640,306)	(38,964,340)	(100,741,017)	(32,995,639)	(200,781,191)
(12,998,596)	(5,688,967)	(28,264,232)	35,197,077	(25,037,182)	24,093,778
(8,819,464)	(13,805,695)	(18,387,707)	13,703,985	(28,416,595)	(41,084,239)

44,070,861	57,876,556	234,895,122	221,191,137	183,146,968	224,231,207
$35,251,397	$44,070,861	$216,507,415	$234,895,122	$154,730,373	$183,146,968
$(165,289)	$161,033	$(824,196)	$(344,593)	$(329,407)	$(40,266)

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	95

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI Mid-Cap

	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$36,601,448	$68,916,746	$(1,114,454)	$(1,915,429)
Net realized gain (loss)	84,352,684	151,910,593	19,395,769	11,926,973
Net change in unrealized appreciation/depreciation	74,451,417	(297,715,864)	(3,087,690)	(16,028,503)
Net increase (decrease) in net assets resulting from investment operations	195,405,549	(76,888,525)	15,193,625	(6,016,959)
Dividends to Shareholders from:
Net investment income:
Class A	(19,929,512)	(31,947,203)	—	—
Class B†	—	—	—	—
Class C	(19,109,515)	(38,008,351)	—	—
Class D†	—	(464,822)	—	—
Class R	(40,583)	(70,257)	—	—
Class P	(11,388,437)	(20,850,465)	—	—
Institutional Class	(3,985,874)	(6,145,262)	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(28,398,600)	(58,013,401)	(6,571,494)	(5,553,516)
Class C	(33,584,156)	(75,989,109)	(14,149,718)	(11,551,402)
Class D†	—	(1,402,465)	—	—
Class R	(64,276)	(133,994)	(165,683)	(155,213)
Class P	(15,233,020)	(37,828,375)	(229,821)	(108,395)
Institutional Class	(5,177,512)	(10,810,600)	(1,528,881)	(1,583,592)
Class R6	—	—	—	—
Administrative Class	—	—	(35,296)	(30,180)
Total dividends and distributions to shareholders	(136,911,485)	(281,664,304)	(22,680,893)	(18,982,298)
Fund Share Transactions:
Net proceeds from the sale of shares	405,398,619	1,043,722,635	9,619,585	30,660,872
Issued in reinvestment of dividends and distributions	114,855,424	233,926,038	19,332,778	16,104,792
Cost of shares redeemed	(526,523,009)	(1,033,082,108)	(31,401,378)	(53,183,156)
Net increase (decrease) from Fund share transactions	(6,268,966)	244,566,565	(2,449,015)	(6,417,492)
Total increase (decrease) in net assets	52,225,098	(113,986,264)	(9,936,283)	(31,416,749)
Net Assets:
Beginning of period	2,913,421,060	3,027,407,324	282,111,873	313,528,622
End of period*	$2,965,646,158	$2,913,421,060	$272,175,590	$282,111,873
* Including undistributed (dividends in excess of) net investment income of:	$(27,133,736)	$(9,281,263)	$(2,227,469)	$(1,113,015)

†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively.

96	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016

$54,656,151	$157,927,475	$6,980,709	$37,401,606	$3,199,366	$10,108,235
89,228,168	385,959,978	(106,520,127)	(357,982,178)	2,935,860	48,317,600
356,872,848	(873,890,831)	120,620,718	(177,529,333)	38,184,715	(80,758,421)
500,757,167	(330,003,378)	21,081,300	(498,109,905)	44,319,941	(22,332,586)

(7,608,278)	(24,710,726)	(3,179,925)	(9,575,339)	(1,186,692)	(2,890,475)
—	(7,283)	—	—	—	(1,124)
(2,439,844)	(6,901,596)	(876,155)	(2,760,789)	(150,767)	(789,497)
—	(971,081)	—	(632,248)	—	(138,704)
(1,477,760)	(4,060,274)	(190,580)	(454,703)	(42,119)	(116,083)
(12,044,311)	(32,696,572)	(4,352,438)	(13,424,974)	(164,499)	(333,971)
(24,295,004)	(71,554,492)	(3,491,973)	(20,442,300)	(1,642,720)	(6,059,384)
(1,751,579)	(4,406,788)	(879,002)	(1,947,437)	—	—
(4,384,284)	(12,141,860)	(130,124)	(462,654)	(12,118)	(29,228)

(22,924,930)	—	—	—	—	—
(11,578,517)	—	—	—	—	—
—	—	—	—	—	—
(5,203,691)	—	—	—	—	—
(33,631,608)	—	—	—	—	—
(64,638,395)	—	—	—	—	—
(4,458,458)	—	—	—	—	—
(13,194,889)	—	—	—	—	—
(209,631,548)	(157,450,672)	(13,100,197)	(49,700,444)	(3,198,915)	(10,358,466)

296,999,998	1,225,385,625	83,754,401	391,993,358	17,968,158	88,095,613
177,699,885	133,516,625	10,050,783	38,564,775	2,977,451	9,753,857
(1,402,091,821)	(3,689,548,774)	(623,278,668)	(1,362,956,124)	(67,875,832)	(278,921,726)
(927,391,938)	(2,330,646,524)	(529,473,484)	(932,397,991)	(46,930,223)	(181,072,256)
(636,266,319)	(2,818,100,574)	(521,492,381)	(1,480,208,340)	(5,809,197)	(213,763,308)

5,128,006,594	7,946,107,168	1,086,670,726	2,566,879,066	403,845,339	617,608,647
$4,491,740,275	$5,128,006,594	$565,178,345	$1,086,670,726	$398,036,142	$403,845,339
$(466,913)	$(1,122,004)	$(3,311,607)	$2,807,881	$(168,711)	$(169,162)

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	97

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$5,045,550	$11,149,800	$42,332,216	$99,273,055
Net realized gain (loss)	29,331,830	(1,622,393)	112,929,847	119,269,843
Net change in unrealized appreciation/depreciation	40,669,576	(25,095,789)	484,199,133	(573,494,169)
Net increase (decrease) in net assets resulting from investment operations	75,046,956	(15,568,382)	639,461,196	(354,951,271)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,679,367)	(5,013,613)	(13,615,646)	(22,285,355)
Class C	(1,530,440)	(1,649,030)	(1,587,523)	(2,047,603)
Class R	(48,570)	(142,013)	(654,721)	(942,670)
Class P	(384,256)	(311,005)	(914,362)	(1,444,499)
Institutional Class	(671,301)	(1,007,067)	(24,726,987)	(42,984,949)
Class R6	—	—	(6,921,568)	(6,549,902)
Administrative Class	(48,945)	(56,641)	(7,657,350)	(11,925,925)
Net realized capital gains:
Class A	(211,304)	(10,929,725)	(23,284,921)	(181,056,135)
Class C	(118,490)	(6,185,515)	(4,632,425)	(30,637,777)
Class R	(3,214)	(344,923)	(1,409,558)	(9,797,530)
Class P	(13,491)	(527,528)	(1,311,420)	(10,403,386)
Institutional Class	(25,143)	(1,773,882)	(33,801,726)	(279,607,055)
Class R6	—	—	(8,752,834)	(37,936,981)
Administrative Class	(2,094)	(114,827)	(11,580,298)	(85,724,918)
Total dividends and distributions to shareholders	(7,736,615)	(28,055,769)	(140,851,339)	(723,344,685)
Fund Share Transactions:
Net proceeds from the sale of shares	15,857,651	52,146,930	275,057,409	867,849,081
Issued in reinvestment of dividends and distributions	6,934,848	25,123,521	130,232,751	670,152,156
Cost of shares redeemed	(68,764,540)	(157,210,778)	(1,171,057,620)	(2,513,644,690)
Net increase (decrease) from Fund share transactions	(45,972,041)	(79,940,327)	(765,767,460)	(975,643,453)
Total increase (decrease) in net assets	21,338,300	(123,564,478)	(267,157,603)	(2,053,939,409)
Net Assets:
Beginning of period	620,376,117	743,940,595	4,002,473,405	6,056,412,814
End of period*	$641,714,417	$620,376,117	$3,735,315,802	$4,002,473,405
*Including undistributed (dividends in excess of) net investment income of:	$(221,492)	$2,095,837	$9,907,652	$23,653,593

98	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap Blend		AllianzGI Technology

Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016

$(138,249)	$(137,814)	$(3,700,931)	$(8,634,563)
3,957,147	(4,654,364)	92,878,136	58,878,827
5,943,341	(1,133,497)	6,316,476	(96,793,985)
9,762,239	(5,925,675)	95,493,681	(46,549,721)

—	(192,677)	—	—
—	(23)	—	—
—	—	—	—
—	(29,713)	—	—
—	(17,465)	—	—
—	—	—	—
—	—	—	—

(10,782)	(1,018,219)	(21,338,200)	(72,593,106)
(12,314)	(1,132,062)	(7,150,744)	(22,055,298)
—	—	—	—
(1,076)	(98,359)	(2,049,654)	(7,880,086)
(920)	(90,460)	(26,627,420)	(82,450,410)
—	—	—	—
—	—	(3,335,296)	(9,937,362)
(25,092)	(2,578,978)	(60,501,314)	(194,916,262)

1,709,970	6,372,465	93,091,552	446,396,653
22,340	2,304,409	57,677,478	185,350,087
(7,267,258)	(17,006,279)	(207,008,992)	(608,680,605)
(5,534,948)	(8,329,405)	(56,239,962)	23,066,135
4,202,199	(16,834,058)	(21,247,595)	(218,399,848)

75,251,309	92,085,367	1,156,283,375	1,374,683,223
$79,453,508	$75,251,309	$1,135,035,780	$1,156,283,375
$(255,668)	$(117,419)	$(7,510,461)	$(3,809,530)

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	99

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
12/31/2016+	$22.60	$0.12	$(0.07)	$0.05	$(0.40)	$22.25
6/30/2016	25.90	0.34	(3.39)	(3.05)	(0.25)	22.60
6/30/2015	27.00	0.35	(1.10)	(0.75)	(0.35)	25.90
6/30/2014	23.96	0.30	3.06	3.36	(0.32)	27.00
6/30/2013	22.76	0.31	1.20	1.51	(0.31)	23.96
6/30/2012	28.17	0.39	(5.68)	(5.29)	(0.12)	22.76
Class C
12/31/2016+	$22.09	$0.03	$(0.06)	$(0.03)	$(0.11)	$21.95
6/30/2016	25.21	0.22	(3.34)	(3.12)	— (d)	22.09
6/30/2015	26.25	0.14	(1.07)	(0.93)	(0.11)	25.21
6/30/2014	23.28	0.11	2.97	3.08	(0.11)	26.25
6/30/2013	22.15	0.11	1.17	1.28	(0.15)	23.28
6/30/2012	27.48	0.20	(5.53)	(5.33)	— (d)	22.15
Class P
12/31/2016+	$22.23	$0.14	$(0.06)	$0.08	$(0.44)	$21.87
6/30/2016	25.44	0.46	(3.40)	(2.94)	(0.27)	22.23
6/30/2015	26.63	0.42	(1.11)	(0.69)	(0.50)	25.44
6/30/2014	23.63	0.38	2.99	3.37	(0.37)	26.63
6/30/2013	22.43	0.36	1.19	1.55	(0.35)	23.63
6/30/2012	27.95	0.40	(5.60)	(5.20)	(0.32)	22.43
Institutional Class
12/31/2016+	$22.74	$0.16	$(0.06)	$0.10	$(0.43)	$22.41
6/30/2016	25.95	0.44	(3.42)	(2.98)	(0.23)	22.74
6/30/2015	27.11	0.43	(1.11)	(0.68)	(0.48)	25.95
6/30/2014	24.10	0.39	3.07	3.46	(0.45)	27.11
6/30/2013	22.85	0.38	1.23	1.61	(0.36)	24.10
6/30/2012	28.30	0.45	(5.69)	(5.24)	(0.21)	22.85
Class R6
12/31/2016+	$22.69	$0.16	$(0.06)	$0.10	$(0.50)	$22.29
12/14/2015* - 6/30/2016	21.21	0.31	1.47	1.78	(0.30)	22.69

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Less than $(0.01) per share.

100	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

0.22%	$131,849	1.47	%(c)	1.62	%(c)	0.99	%(c)	54%
(11.73)	143,677	1.48		1.62		1.59		85
(2.76)	28,690	1.67		1.67		1.30		99
14.12	29,361	1.67		1.67		1.21		120
6.61	34,563	1.67		1.67		1.22		102
(18.84)	40,076	1.67		1.69		1.62		206

(0.11)%	$9,891	2.22	%(c)	2.37	%(c)	0.27	%(c)	54%
(12.38)	11,862	2.27		2.37		1.02		85
(3.53)	15,069	2.42		2.42		0.53		99
13.26	18,170	2.42		2.42		0.44		120
5.84	20,746	2.42		2.42		0.47		102
(19.47)	24,985	2.42		2.44		0.85		206

0.37%	$21,640	1.22	%(c)	1.37	%(c)	1.20	%(c)	54%
(11.51)	20,262	1.26		1.37		2.11		85
(2.53)	12,229	1.42		1.42		1.63		99
14.38	2,066	1.42		1.42		1.54		120
6.90	2,594	1.42		1.42		1.46		102
(18.65)	3,598	1.42		1.44		1.71		206

0.45%	$62,940	1.12	%(c)	1.27	%(c)	1.32	%(c)	54%
(11.41)	64,785	1.17		1.27		2.00		85
(2.45)	62,339	1.32		1.32		1.60		99
14.51	56,709	1.32		1.32		1.53		120
7.01	57,572	1.32		1.32		1.53		102
(18.56)	87,237	1.32		1.34		1.88		206

0.44%	$347	1.07	%(c)	1.22	%(c)	1.36	%(c)	54%
8.46	21	1.07	(c)	1.22	(c)	2.63	(c)	85

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	101

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
12/31/2016+	$40.72	$0.03	$1.00	$1.03	$—	$(1.01)
6/30/2016	42.73	0.08	0.62	0.70	—	(2.71)
6/30/2015	41.93	(0.03)	4.57	4.54	(0.17)	(3.57)
6/30/2014	34.82	0.05	10.40	10.45	(0.02)	(3.32)
6/30/2013	31.57	0.14	5.14	5.28	—	(2.03)
6/30/2012	30.58	— (d)	0.99	0.99	—	—
Class C
12/31/2016+	$29.12	$(0.09)	$0.72	$0.63	$—	$(1.01)
6/30/2016	31.53	(0.17)	0.47	0.30	—	(2.71)
6/30/2015	31.96	(0.25)	3.40	3.15	(0.01)	(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (f)	(3.32)
6/30/2013	25.43	(0.09)	4.07	3.98	—	(2.03)
6/30/2012	24.81	(0.18)	0.80	0.62	—	—
Class R
12/31/2016+	$31.71	$(0.02)	$0.78	$0.76	$—	$(1.01)
6/30/2016	33.93	(0.02)	0.51	0.49	—	(2.71)
6/30/2015	34.08	(0.11)	3.66	3.55	(0.13)	(3.57)
6/30/2014	28.89	(0.04)	8.56	8.52	(0.01)	(3.32)
6/30/2013	26.59	0.04	4.29	4.33	—	(2.03)
6/30/2012	25.82	(0.06)	0.83	0.77	—	—
Class P
12/31/2016+	$31.88	$0.07	$0.78	$0.85	$—	$(1.01)
6/30/2016	33.94	0.15	0.50	0.65	—	(2.71)
6/30/2015	34.09	0.06	3.66	3.72	(0.30)	(3.57)
6/30/2014	28.86	0.12	8.56	8.68	(0.13)	(3.32)
6/30/2013	26.43	0.18	4.28	4.46	—	(2.03)
6/30/2012	25.54	0.06	0.83	0.89	—	—
Institutional Class
12/31/2016+	$37.53	$0.10	$0.91	$1.01	$—	$(1.01)
6/30/2016	39.45	0.21	0.58	0.79	—	(2.71)
6/30/2015	39.01	0.11	4.23	4.34	(0.33)	(3.57)
6/30/2014	32.58	0.17	9.72	9.89	(0.14)	(3.32)
6/30/2013	29.57	0.23	4.81	5.04	—	(2.03)
6/30/2012	28.54	0.10	0.93	1.03	—	—
Class R6
12/31/2016+	$37.53	$0.10	$0.93	$1.03	$—	$(1.01)
12/14/2015* - 6/30/2016	37.51	0.12	(0.10)	0.02	—	—
Administrative Class
12/31/2016+	$35.48	$0.04	$0.88	$0.92	$—	$(1.01)
6/30/2016	37.53	0.11	0.55	0.66	—	(2.71)
6/30/2015	37.31	0.01	4.02	4.03	(0.24)	(3.57)
6/30/2014	31.24	0.08	9.31	9.39	— (f)	(3.32)
6/30/2013	28.50	0.15	4.62	4.77	—	(2.03)
6/30/2012	27.58	0.03	0.89	0.92	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Less than $0.01 per share.
(e)	Less than 0.005%.
(f)	Less than $(0.01) per share.

102	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.01)	$40.74	2.49%	$350,117	1.11	%(c)	0.13	%(c)	20%
(2.71)	40.72	1.54	357,077	1.11		0.20		55
(3.74)	42.73	11.57	297,572	1.11		(0.06)		58
(3.34)	41.93	30.97	282,561	1.11		0.13		51
(2.03)	34.82	17.48	209,790	1.12		0.41		141
—	31.57	3.24	343,859	1.16		—	(e)	81

$(1.01)	$28.74	2.11%	$221,661	1.86	%(c)	(0.62	)%(c)	20%
(2.71)	29.12	0.79	230,432	1.86		(0.56)		55
(3.58)	31.53	10.76	227,519	1.86		(0.81)		58
(3.32)	31.96	29.99	223,035	1.86		(0.62)		51
(2.03)	27.38	16.56	182,921	1.87		(0.36)		141
—	25.43	2.50	178,931	1.91		(0.75)		81

$(1.01)	$31.46	2.35%	$20,615	1.36	%(c)	(0.11	)%(c)	20%
(2.71)	31.71	1.31	17,877	1.36		(0.05)		55
(3.70)	33.93	11.32	14,751	1.36		(0.31)		58
(3.33)	34.08	30.62	15,989	1.36		(0.12)		51
(2.03)	28.89	17.17	12,866	1.37		0.14		141
—	26.59	2.98	17,051	1.41		(0.25)		81

$(1.01)	$31.72	2.62%	$48,733	0.86	%(c)	0.43	%(c)	20%
(2.71)	31.88	1.81	35,025	0.86		0.46		55
(3.87)	33.94	11.88	16,050	0.86		0.19		58
(3.45)	34.09	31.26	14,774	0.86		0.38		51
(2.03)	28.86	17.79	9,953	0.87		0.64		141
—	26.43	3.48	9,665	0.91		0.25		81

$(1.01)	$37.53	2.65%	$181,887	0.76	%(c)	0.49	%(c)	20%
(2.71)	37.53	1.92	155,976	0.76		0.55		55
(3.90)	39.45	11.99	122,979	0.76		0.29		58
(3.46)	39.01	31.39	95,990	0.76		0.47		51
(2.03)	32.58	17.90	38,077	0.77		0.75		141
—	29.57	3.61	27,659	0.81		0.35		81

$(1.01)	$37.55	2.71%	$16,830	0.71	%(c)	0.54	%(c)	20%
—	37.53	0.05	11,564	0.71	(c)	0.60	(c)	55

$(1.01)	$35.39	2.55%	$9,002	1.01	%(c)	0.23	%(c)	20%
(2.71)	35.48	1.65	7,900	1.01		0.29		55
(3.81)	37.53	11.67	6,439	1.01		0.04		58
(3.32)	37.31	31.07	5,996	1.01		0.22		51
(2.03)	31.24	17.62	3,885	1.02		0.51		141
—	28.50	3.34	8,686	1.06		0.10		81

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	103

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Global Natural Resources:
Class A
12/31/2016+	$14.67	$(0.03)	$1.52	$1.49	$(0.13)	$16.03
6/30/2016	16.66	0.05	(1.97)	(1.92)	(0.07)	14.67
6/30/2015	20.71	0.06	(4.11)	(4.05)	— (e)	16.66
6/30/2014	16.19	— (e)	4.58	4.58	(0.06)	20.71
6/30/2013	14.65	0.08	1.50	1.58	(0.04)	16.19
6/30/2012	18.07	0.06	(3.48)	(3.42)	—	14.65
Class C
12/31/2016+	$13.77	$(0.08)	$1.42	$1.34	$— (e)	$15.11
6/30/2016	15.67	(0.06)	(1.84)	(1.90)	— (e)	13.77
6/30/2015	19.63	(0.07)	(3.89)	(3.96)	— (e)	15.67
6/30/2014	15.41	(0.13)	4.35	4.22	— (e)	19.63
6/30/2013	14.01	(0.04)	1.44	1.40	— (e)	15.41
6/30/2012	17.41	(0.06)	(3.34)	(3.40)	—	14.01
Class P
12/31/2016+	$14.86	$(0.01)	$1.54	$1.53	$(0.15)	$16.24
6/30/2016	16.87	0.09	(1.99)	(1.90)	(0.11)	14.86
6/30/2015	20.98	0.13	(4.20)	(4.07)	(0.04)	16.87
6/30/2014	16.41	0.05	4.65	4.70	(0.13)	20.98
6/30/2013	14.83	0.12	1.52	1.64	(0.06)	16.41
6/30/2012	18.25	0.10	(3.52)	(3.42)	—	14.83
Institutional Class
12/31/2016+	$14.99	$— (e)	$1.54	$1.54	$(0.13)	$16.40
6/30/2016	17.00	0.09	(1.99)	(1.90)	(0.11)	14.99
6/30/2015	21.10	0.12	(4.19)	(4.07)	(0.03)	17.00
6/30/2014	16.49	0.06	4.68	4.74	(0.13)	21.10
6/30/2013	14.93	0.14	1.52	1.66	(0.10)	16.49
6/30/2012	18.35	0.12	(3.54)	(3.42)	—	14.93

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Less than $(0.01) per share.
(f)	Less than (0.005)%.

104	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

10.16%	$13,856	1.42	%(c)(d)	(0.38	)%(c)(d)	52%
(11.44)	14,175	1.42	(c)	0.34	(c)	177
(19.56)	11,395	1.41		0.32		107
28.36	12,320	1.41		—	(f)	93
10.80	9,131	1.42		0.53		116
(18.93)	9,387	1.42		0.38		190

9.77%	$3,906	2.17	%(c)(d)	(1.14	)%(c)(d)	52%
(12.13)	4,200	2.17	(c)	(0.43	)(c)	177
(20.17)	4,579	2.16		(0.42)		107
27.38	4,002	2.16		(0.77)		93
9.99	4,181	2.17		(0.25)		116
(19.53)	5,678	2.17		(0.38)		190

10.30%	$5,966	1.17	%(c)(d)	(0.15	)%(c)(d)	52%
(11.20)	8,025	1.17	(c)	0.61	(c)	177
(19.38)	8,128	1.16		0.73		107
28.73	1,308	1.16		0.24		93
11.06	435	1.17		0.76		116
(18.74)	594	1.17		0.65		190

10.26%	$11,523	1.07	%(c)(d)	(0.02	)%(c)(d)	52%
(11.12)	17,671	1.07	(c)	0.64	(c)	177
(19.28)	30,751	1.06		0.67		107
28.86	31,709	1.06		0.34		93
11.14	24,612	1.07		0.86		116
(18.64)	21,372	1.07		0.78		190

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	105

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Net Asset Value, End of Period	Total Return (b)
AllianzGI Global Small-Cap:
Class A
12/31/2016+	$41.18	$(0.12)	$1.87	$1.75	$42.93	4.25%
6/30/2016	45.05	(0.13)	(3.74)	(3.87)	41.18	(8.59)
6/30/2015	43.12	(0.19)	2.12	1.93	45.05	4.48
6/30/2014	34.59	(0.23)	8.76	8.53	43.12	24.66
6/30/2013	27.95	(0.13)	6.77	6.64	34.59	23.76
6/30/2012	29.26	(0.18)	(1.13)	(1.31)	27.95	(4.48)
Class C
12/31/2016+	$37.03	$(0.25)	$1.68	$1.43	$38.46	3.86%
6/30/2016	40.81	(0.41)	(3.37)	(3.78)	37.03	(9.26)
6/30/2015	39.36	(0.46)	1.91	1.45	40.81	3.69
6/30/2014	31.81	(0.48)	8.03	7.55	39.36	23.73
6/30/2013	25.90	(0.34)	6.25	5.91	31.81	22.82
6/30/2012	27.32	(0.36)	(1.06)	(1.42)	25.90	(5.20)
Class P
12/31/2016+	$43.36	$(0.07)	$1.96	$1.89	$45.25	4.36%
6/30/2016	47.30	(0.05)	(3.89)	(3.94)	43.36	(8.33)
6/30/2015	45.17	(0.06)	2.19	2.13	47.30	4.72
6/30/2014	36.14	(0.03)	9.06	9.03	45.17	24.99
6/30/2013	29.13	(0.03)	7.04	7.01	36.14	24.06
6/30/2012	30.42	(0.12)	(1.17)	(1.29)	29.13	(4.24)
Institutional Class
12/31/2016+	$43.63	$(0.04)	$1.97	$1.93	$45.56	4.42%
6/30/2016	47.55	0.02	(3.94)	(3.92)	43.63	(8.25)
6/30/2015	45.37	(0.05)	2.23	2.18	47.55	4.80
6/30/2014	36.26	(0.09)	9.20	9.11	45.37	25.12
6/30/2013	29.20	0.02	7.04	7.06	36.26	24.18
6/30/2012	30.46	(0.09)	(1.17)	(1.26)	29.20	(4.14)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

106	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$60,995	1.62	%(c)	1.62	%(c)	(0.55	)%(c)	43%
68,625	1.61		1.61		(0.31)		87
57,590	1.61		1.61		(0.45)		64
55,955	1.61		1.61		(0.56)		73
34,054	1.61		1.61		(0.41)		108
27,103	1.59		1.64		(0.70)		80

$21,013	2.37	%(c)	2.37	%(c)	(1.30	)%(c)	43%
23,055	2.36		2.36		(1.09)		87
25,959	2.36		2.36		(1.19)		64
23,560	2.36		2.36		(1.30)		73
12,948	2.36		2.36		(1.16)		108
11,898	2.34		2.39		(1.46)		80

$18,257	1.37	%(c)	1.37	%(c)	(0.30	)%(c)	43%
20,921	1.36		1.36		(0.11)		87
26,662	1.36		1.36		(0.14)		64
18,179	1.36		1.36		(0.07)		73
2,419	1.36		1.36		(0.09)		108
1,339	1.34		1.39		(0.45)		80

$116,242	1.27	%(c)	1.27	%(c)	(0.20	)%(c)	43%
122,294	1.26		1.26		0.06		87
80,319	1.26		1.26		(0.12)		64
64,282	1.26		1.26		(0.21)		73
32,643	1.26		1.26		0.07		108
13,896	1.24		1.29		(0.33)		80

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	107

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Health Sciences:
Class A
12/31/2016+	$27.77	$(0.04)	$(0.66)	$(0.70)	$—	$27.07
6/30/2016	38.48	(0.02)	(3.87)	(3.89)	(6.82)	27.77
6/30/2015	33.91	(0.26)	9.79	9.53	(4.96)	38.48
6/30/2014	30.82	(0.17)	9.34	9.17	(6.08)	33.91
6/30/2013	27.85	(0.06)	5.22	5.16	(2.19)	30.82
6/30/2012	30.52	(0.16)	0.21	0.05	(2.72)	27.85
Class C
12/31/2016+	$22.40	$(0.12)	$(0.53)	$(0.65)	$—	$21.75
6/30/2016	32.67	(0.28)	(3.17)	(3.45)	(6.82)	22.40
6/30/2015	29.66	(0.45)	8.42	7.97	(4.96)	32.67
6/30/2014	27.82	(0.37)	8.29	7.92	(6.08)	29.66
6/30/2013	25.52	(0.26)	4.75	4.49	(2.19)	27.82
6/30/2012	28.43	(0.33)	0.14	(0.19)	(2.72)	25.52
Institutional Class
12/31/2016+	$27.93	$0.01	$(0.67)	$(0.66)	$—	$27.27
6/30/2016	38.53	0.04	(3.82)	(3.78)	(6.82)	27.93
12/22/2014* - 6/30/2015	33.09	(0.04)	5.48	5.44	—	38.53

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

108	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(2.52)%	$141,712	1.46	%(c)	(0.29	)%(c)	48%
(10.82)	167,724	1.47		(0.07)		113
30.53	45,093	1.46		(0.72)		76
34.03	28,019	1.46		(0.54)		119
19.62	21,345	1.46		(0.22)		134
1.60	18,883	1.46		(0.58)		95

(2.90)%	$11,131	2.21	%(c)	(1.04	)%(c)	48%
(11.48)	13,446	2.22		(1.07)		113
29.57	20,902	2.21		(1.46)		76
33.05	10,828	2.21		(1.29)		119
18.75	8,370	2.21		(0.97)		134
0.83	7,326	2.21		(1.34)		95

(2.36)%	$1,887	1.11	%(c)	0.06	%(c)	48%
(10.49)	1,977	1.12		0.14		113
16.44	1,240	1.10	(c)	(0.21	)(c)	76

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	109

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
12/31/2016+	$10.80	$0.15	$0.59	$0.74	$(0.21)	$(0.30)
6/30/2016	12.12	0.28	(0.55)	(0.27)	(0.37)	(0.68)
6/30/2015	12.95	0.27	(0.05)	0.22	(0.26)	(0.79)
6/30/2014	12.02	0.30	1.68	1.98	(0.26)	(0.79)
6/30/2013	11.55	0.34	1.18	1.52	(0.35)	(0.70)
6/30/2012	12.69	0.36	(0.43)	(0.07)	(0.46)	(0.61)
Class C
12/31/2016+	$10.10	$0.10	$0.56	$0.66	$(0.17)	$(0.30)
6/30/2016	11.46	0.19	(0.53)	(0.34)	(0.34)	(0.68)
6/30/2015	12.38	0.17	(0.06)	0.11	(0.24)	(0.79)
6/30/2014	11.59	0.19	1.63	1.82	(0.24)	(0.79)
6/30/2013	11.23	0.25	1.13	1.38	(0.32)	(0.70)
6/30/2012	12.42	0.27	(0.43)	(0.16)	(0.42)	(0.61)
Class R
12/31/2016+	$10.80	$0.13	$0.60	$0.73	$(0.20)	$(0.30)
6/30/2016	12.14	0.26	(0.56)	(0.30)	(0.36)	(0.68)
6/30/2015	13.00	0.24	(0.05)	0.19	(0.26)	(0.79)
6/30/2014	12.08	0.27	1.70	1.97	(0.26)	(0.79)
6/30/2013	11.62	0.31	1.19	1.50	(0.34)	(0.70)
6/30/2012	12.78	0.35	(0.45)	(0.10)	(0.45)	(0.61)
Class P
12/31/2016+	$11.01	$0.17	$0.59	$0.76	$(0.22)	$(0.30)
6/30/2016	12.32	0.32	(0.57)	(0.25)	(0.38)	(0.68)
6/30/2015	13.12	0.31	(0.05)	0.26	(0.27)	(0.79)
6/30/2014	12.15	0.33	1.70	2.03	(0.27)	(0.79)
6/30/2013	11.64	0.38	1.19	1.57	(0.36)	(0.70)
6/30/2012	12.77	0.40	(0.44)	(0.04)	(0.48)	(0.61)
Institutional Class
12/31/2016+	$11.09	$0.17	$0.61	$0.78	$(0.23)	$(0.30)
6/30/2016	12.40	0.33	(0.57)	(0.24)	(0.39)	(0.68)
6/30/2015	13.19	0.32	(0.05)	0.27	(0.27)	(0.79)
6/30/2014	12.20	0.35	1.70	2.05	(0.27)	(0.79)
6/30/2013	11.67	0.39	1.20	1.59	(0.36)	(0.70)
6/30/2012	12.80	0.41	(0.45)	(0.04)	(0.48)	(0.61)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

110	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.51)	$11.03		6.94%	$1,051,614	1.29	%(c)	1.29	%(c)	2.66	%(c)	68%
(1.05)	10.80		(2.02)	1,009,542	1.34		1.34		2.56		94
(1.05)	12.12		1.80	897,530	1.32		1.32		2.16		84
(1.05)	12.95	(d)	17.03 (d)	863,378	1.32		1.32		2.34		114
(1.05)	12.02	(d)	13.63 (d)	473,578	1.32		1.32		2.88		193
(1.07)	11.55		(0.22)	349,492	1.31		1.31		3.10		129

$(0.47)	$10.29		6.61%	$1,105,149	2.04	%(c)	2.04	%(c)	1.91	%(c)	68%
(1.02)	10.10		(2.79)	1,159,303	2.09		2.09		1.81		94
(1.03)	11.46		0.95	1,195,391	2.07		2.07		1.41		84
(1.03)	12.38	(d)	16.14 (d)	933,126	2.07		2.07		1.59		114
(1.02)	11.59	(d)	12.78 (d)	482,554	2.07		2.07		2.13		193
(1.03)	11.23		(1.01)	340,815	2.06		2.06		2.36		129

$(0.50)	$11.03		6.80%	$2,498	1.54	%(c)	1.54	%(c)	2.41	%(c)	68%
(1.04)	10.80		(2.31)	2,261	1.59		1.59		2.30		94
(1.05)	12.14		1.49	2,543	1.57		1.57		1.89		84
(1.05)	13.00	(d)	16.71 (d)	3,733	1.57		1.57		2.09		114
(1.04)	12.08	(d)	13.38 (d)	2,547	1.57		1.57		2.61		193
(1.06)	11.62		(0.50)	1,338	1.54		1.54		2.94		129

$(0.52)	$11.25		7.03%	$598,347	1.04	%(c)	1.04	%(c)	2.92	%(c)	68%
(1.06)	11.01		(1.81)	560,425	1.09		1.09		2.81		94
(1.06)	12.32		2.07	676,865	1.07		1.07		2.42		84
(1.06)	13.12	(d)	17.26 (d)	443,278	1.07		1.07		2.59		114
(1.06)	12.15	(d)	13.97 (d)	212,734	1.07		1.07		3.13		193
(1.09)	11.64		(0.01)	156,842	1.06		1.06		3.37		129

$(0.53)	$11.34		7.13%	$208,038	0.94	%(c)	0.94	%(c)	3.02	%(c)	68%
(1.07)	11.09		(1.76)	181,890	0.99		0.99		2.91		94
(1.06)	12.40		2.17	190,675	0.97		0.97		2.51		84
(1.06)	13.19	(d)	17.38 (d)	163,155	0.97		0.97		2.71		114
(1.06)	12.20	(d)	14.14 (d)	126,146	0.97		0.97		3.23		193
(1.09)	11.67		0.04	106,346	0.96		0.96		3.46		129

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Mid-Cap:
Class A
12/31/2016+	$3.40	$(0.01)	$0.20	$0.19	$(0.27)	$3.32
6/30/2016	3.65	(0.01)	(0.03)	(0.04)	(0.21)	3.40
6/30/2015	3.92	(0.01)	0.28	0.27	(0.54)	3.65
6/30/2014	3.20	(0.01)	0.73	0.72	—	3.92
6/30/2013	2.83	— (d)	0.60	0.60	(0.23)	3.20	(e)
6/30/2012	3.28	(0.01)	(0.34)	(0.35)	(0.10)	2.83	(e)
Class C
12/31/2016+	$2.96	$(0.02)	$0.17	$0.15	$(0.27)	$2.84
6/30/2016	3.22	(0.03)	(0.02)	(0.05)	(0.21)	2.96
6/30/2015	3.55	(0.04)	0.25	0.21	(0.54)	3.22
6/30/2014	2.92	(0.03)	0.66	0.63	—	3.55
6/30/2013	2.62	(0.02)	0.55	0.53	(0.23)	2.92	(e)
6/30/2012	3.06	(0.02)	(0.32)	(0.34)	(0.10)	2.62	(e)
Class R
12/31/2016+	$3.37	$(0.01)	$0.20	$0.19	$(0.27)	$3.29
6/30/2016	3.62	(0.02)	(0.02)	(0.04)	(0.21)	3.37
6/30/2015	3.91	(0.02)	0.27	0.25	(0.54)	3.62
6/30/2014	3.20	(0.02)	0.73	0.71	—	3.91
6/30/2013	2.84	(0.01)	0.60	0.59	(0.23)	3.20	(e)
6/30/2012	3.29	(0.02)	(0.33)	(0.35)	(0.10)	2.84	(e)
Class P
12/31/2016+	$3.77	$— (d)	$0.21	$0.21	$(0.27)	$3.71
6/30/2016	4.01	— (d)	(0.03)	(0.03)	(0.21)	3.77
6/30/2015	4.24	— (d)	0.31	0.31	(0.54)	4.01
6/30/2014	3.45	— (f)	0.79	0.79	—	4.24
6/30/2013	3.03	0.01	0.64	0.65	(0.23)	3.45	(e)
4/2/2012* - 6/30/2012	3.40	— (f)	(0.37)	(0.37)	—	3.03	(e)
Institutional Class
12/31/2016+	$3.78	$— (d)	$0.22	$0.22	$(0.27)	$3.73
6/30/2016	4.02	— (f)	(0.03)	(0.03)	(0.21)	3.78
6/30/2015	4.25	— (d)	0.31	0.31	(0.54)	4.02
6/30/2014	3.46	0.01	0.78	0.79	—	4.25
6/30/2013	3.03	0.01	0.65	0.66	(0.23)	3.46	(e)
6/30/2012	3.49	— (d)	(0.36)	(0.36)	(0.10)	3.03	(e)
Administrative Class
12/31/2016+	$3.56	$(0.01)	$0.21	$0.20	$(0.27)	$3.49
6/30/2016	3.80	(0.01)	(0.02)	(0.03)	(0.21)	3.56
6/30/2015	4.06	(0.01)	0.29	0.28	(0.54)	3.80
6/30/2014	3.32	— (d)	0.74	0.74	—	4.06
6/30/2013	2.92	— (d)	0.63	0.63	(0.23)	3.32	(e)
6/30/2012	3.37	(0.01)	(0.34)	(0.35)	(0.10)	2.92	(e)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share.

112	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

5.54%		$85,055	1.14	%(c)	(0.38	)%(c)	42%
(1.05)		86,224	1.13		(0.26)		73
7.91		98,253	1.13		(0.38)		79
22.50		106,116	1.13		(0.18)		88
22.89	(e)	95,365	1.13		(0.02)		76
(10.52	)(e)	95,731	1.13		(0.24)		303

5.01%		$158,689	1.89	%(c)	(1.13	)%(c)	42%
(1.51)		162,104	1.88		(1.01)		73
6.98		183,765	1.88		(1.13)		79
21.58		193,481	1.88		(0.93)		88
21.99	(e)	176,602	1.88		(0.76)		76
(10.97	)(e)	173,734	1.88		(0.91)		303

5.61%		$1,974	1.39	%(c)	(0.64	)%(c)	42%
(1.05)		2,195	1.38		(0.51)		73
7.38		2,867	1.38		(0.63)		79
22.19		2,795	1.38		(0.44)		88
22.46	(e)	2,398	1.38		(0.23)		76
(10.49	)(e)	1,332	1.38		(0.68)		303

5.52%		$3,621	0.89	%(c)	(0.11	)%(c)	42%
(0.69)		2,009	0.88		(0.01)		73
8.31		2,010	0.88		(0.12)		79
22.90		1,339	0.88		0.07		88
23.02	(e)	1,077	0.88		0.21		76
(10.88	)(e)	1,405	0.88	(c)	0.14	(c)	303

5.77%		$22,351	0.79	%(c)	(0.03	)%(c)	42%
(0.69)		29,092	0.78		0.11		73
8.29		24,130	0.78		(0.04)		79
22.83		34,540	0.78		0.16		88
23.38	(e)	33,050	0.78		0.41		76
(10.17	)(e)	51,878	0.78		(0.06)		303

5.58%		$486	1.04	%(c)	(0.28	)%(c)	42%
(0.73)		488	1.03		(0.16)		73
7.88		532	1.03		(0.28)		79
22.29		494	1.03		(0.09)		88
23.21	(e)	1,453	1.03		(0.06)		76
(10.23	)(e)	3,588	1.03		(0.32)		303

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
12/31/2016+	$15.74	$0.17	$1.59	$1.76	$(0.18)	$(0.59)
6/30/2016	16.68	0.37	(0.92)	(0.55)	(0.39)	—
6/30/2015	17.12	0.33	(0.44)	(0.11)	(0.33)	—
6/30/2014	14.14	0.29	3.01	3.30	(0.32)	—
6/30/2013	11.87	0.33	2.25	2.58	(0.31)	—
6/30/2012	12.01	0.31	(0.13)	0.18	(0.32)	—
Class C
12/31/2016+	$15.86	$0.11	$1.60	$1.71	$(0.12)	$(0.59)
6/30/2016	16.83	0.25	(0.93)	(0.68)	(0.29)	—
6/30/2015	17.27	0.20	(0.43)	(0.23)	(0.21)	—
6/30/2014	14.27	0.18	3.02	3.20	(0.20)	—
6/30/2013	11.93	0.23	2.26	2.49	(0.15)	—
6/30/2012	12.05	0.22	(0.11)	0.11	(0.23)	—
Class R
12/31/2016+	$15.70	$0.15	$1.58	$1.73	$(0.16)	$(0.59)
6/30/2016	16.65	0.33	(0.92)	(0.59)	(0.36)	—
6/30/2015	17.09	0.28	(0.43)	(0.15)	(0.29)	—
6/30/2014	14.12	0.26	2.99	3.25	(0.28)	—
6/30/2013	11.84	0.30	2.24	2.54	(0.26)	—
6/30/2012	11.97	0.28	(0.12)	0.16	(0.29)	—
Class P
12/31/2016+	$15.83	$0.19	$1.60	$1.79	$(0.20)	$(0.59)
6/30/2016	16.77	0.41	(0.93)	(0.52)	(0.42)	—
6/30/2015	17.21	0.37	(0.43)	(0.06)	(0.38)	—
6/30/2014	14.21	0.34	3.01	3.35	(0.35)	—
6/30/2013	11.96	0.37	2.25	2.62	(0.37)	—
6/30/2012	12.09	0.34	(0.12)	0.22	(0.35)	—
Institutional Class
12/31/2016+	$15.82	$0.20	$1.60	$1.80	$(0.21)	$(0.59)
6/30/2016	16.76	0.42	(0.93)	(0.51)	(0.43)	—
6/30/2015	17.20	0.39	(0.43)	(0.04)	(0.40)	—
6/30/2014	14.20	0.35	3.02	3.37	(0.37)	—
6/30/2013	11.96	0.38	2.25	2.63	(0.39)	—
6/30/2012	12.09	0.35	(0.12)	0.23	(0.36)	—
Class R6
12/31/2016+	$15.80	$0.21	$1.58	$1.79	$(0.21)	$(0.59)
6/30/2016	16.74	0.42	(0.92)	(0.50)	(0.44)	—
6/30/2015	17.19	0.39	(0.42)	(0.03)	(0.42)	—
12/19/2013* - 6/30/2014	15.62	0.19	1.56	1.75	(0.18)	—
Administrative Class
12/31/2016+	$15.92	$0.18	$1.61	$1.79	$(0.19)	$(0.59)
6/30/2016	16.87	0.39	(0.94)	(0.55)	(0.40)	—
6/30/2015	17.31	0.35	(0.44)	(0.09)	(0.35)	—
6/30/2014	14.29	0.31	3.04	3.35	(0.33)	—
6/30/2013	12.01	0.34	2.27	2.61	(0.33)	—
6/30/2012	12.14	0.32	(0.12)	0.20	(0.33)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

114	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.77)	$16.73	11.16%	$660,112	1.03	%(c)	1.08	%(c)	2.12	%(c)	19%
(0.39)	15.74	(3.25)	814,993	1.07		1.07		2.34		42
(0.33)	16.68	(0.65)	1,363,171	1.05		1.05		1.92		44
(0.32)	17.12	23.50	1,913,130	1.05		1.05		1.89		26
(0.31)	14.14	21.88	1,683,290	1.06		1.06		2.52		32
(0.32)	11.87	1.67	1,657,689	1.06		1.06		2.66		42

$(0.71)	$16.86	10.74%	$339,724	1.78	%(c)	1.83	%(c)	1.35	%(c)	19%
(0.29)	15.86	(3.97)	347,825	1.82		1.82		1.59		42
(0.21)	16.83	(1.38)	440,554	1.80		1.80		1.18		44
(0.20)	17.27	22.51	497,725	1.80		1.80		1.14		26
(0.15)	14.27	20.94	449,708	1.81		1.81		1.77		32
(0.23)	11.93	1.03	424,818	1.81		1.81		1.90		42

$(0.75)	$16.68	11.00%	$149,138	1.28	%(c)	1.33	%(c)	1.85	%(c)	19%
(0.36)	15.70	(3.50)	157,199	1.32		1.32		2.09		42
(0.29)	16.65	(0.89)	226,101	1.30		1.30		1.68		44
(0.28)	17.09	23.16	272,790	1.30		1.30		1.65		26
(0.26)	14.12	21.56	261,167	1.31		1.31		2.27		32
(0.29)	11.84	1.51	232,727	1.31		1.31		2.41		42

$(0.79)	$16.83	11.30%	$987,734	0.78	%(c)	0.83	%(c)	2.35	%(c)	19%
(0.42)	15.83	(3.03)	1,057,863	0.82		0.82		2.60		42
(0.38)	16.77	(0.38)	1,543,701	0.80		0.80		2.18		44
(0.35)	17.21	23.82	1,446,734	0.80		0.80		2.15		26
(0.37)	14.21	22.11	1,247,867	0.81		0.81		2.77		32
(0.35)	11.96	2.00	1,122,084	0.81		0.81		2.91		42

$(0.80)	$16.82	11.36%	$1,842,987	0.68	%(c)	0.73	%(c)	2.47	%(c)	19%
(0.43)	15.82	(2.95)	2,233,140	0.72		0.72		2.69		42
(0.40)	16.76	(0.29)	3,402,951	0.70		0.70		2.27		44
(0.37)	17.20	23.96	4,078,876	0.70		0.70		2.24		26
(0.39)	14.20	22.25	3,751,107	0.71		0.71		2.87		32
(0.36)	11.96	2.11	3,051,582	0.71		0.71		3.03		42

$(0.80)	$16.79	11.34%	$119,873	0.63	%(c)	0.68	%(c)	2.51	%(c)	19%
(0.44)	15.80	(2.90)	128,994	0.67		0.67		2.72		42
(0.42)	16.74	(0.22)	119,483	0.65		0.65		2.30		44
(0.18)	17.19	11.27	968	0.65	(c)	0.65	(c)	2.13	(c)	26

$(0.78)	$16.93	11.23%	$392,172	0.93	%(c)	0.98	%(c)	2.20	%(c)	19%
(0.40)	15.92	(3.19)	387,993	0.97		0.97		2.44		42
(0.35)	16.87	(0.55)	628,008	0.95		0.95		2.03		44
(0.33)	17.31	23.64	871,543	0.95		0.95		1.99		26
(0.33)	14.29	21.96	864,167	0.96		0.96		2.61		32
(0.33)	12.01	1.82	959,176	0.96		0.96		2.76		42

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ International Value:
Class A
12/31/2016+	$16.32	$0.12	$0.17	$0.29	$(0.26)	$16.35
6/30/2016	21.61	0.37	(5.15)	(4.78)	(0.51)	16.32
6/30/2015	24.17	0.41	(2.40)	(1.99)	(0.57)	21.61
6/30/2014	20.80	0.46	3.32	3.78	(0.41)	24.17
6/30/2013	18.80	0.44	1.84	2.28	(0.28)	20.80
6/30/2012	21.20	0.46	(2.43)	(1.97)	(0.43)	18.80
Class C
12/31/2016+	$16.09	$0.05	$0.17	$0.22	$(0.20)	$16.11
6/30/2016	21.37	0.24	(5.08)	(4.84)	(0.44)	16.09
6/30/2015	23.91	0.24	(2.37)	(2.13)	(0.41)	21.37
6/30/2014	20.62	0.28	3.29	3.57	(0.28)	23.91
6/30/2013	18.65	0.27	1.83	2.10	(0.13)	20.62
6/30/2012	21.02	0.31	(2.39)	(2.08)	(0.29)	18.65
Class R
12/31/2016+	$16.35	$0.10	$0.16	$0.26	$(0.24)	$16.37
6/30/2016	21.66	0.35	(5.17)	(4.82)	(0.49)	16.35
6/30/2015	24.23	0.37	(2.41)	(2.04)	(0.53)	21.66
6/30/2014	20.87	0.42	3.31	3.73	(0.37)	24.23
6/30/2013	18.89	0.42	1.81	2.23	(0.25)	20.87
6/30/2012	21.35	0.49	(2.51)	(2.02)	(0.44)	18.89
Class P
12/31/2016+	$16.40	$0.15	$0.16	$0.31	$(0.28)	$16.43
6/30/2016	21.70	0.43	(5.18)	(4.75)	(0.55)	16.40
6/30/2015	24.28	0.48	(2.41)	(1.93)	(0.65)	21.70
6/30/2014	20.88	0.51	3.34	3.85	(0.45)	24.28
6/30/2013	18.90	0.50	1.85	2.35	(0.37)	20.88
6/30/2012	21.31	0.51	(2.43)	(1.92)	(0.49)	18.90
Institutional Class
12/31/2016+	$16.42	$0.15	$0.17	$0.32	$(0.29)	$16.45
6/30/2016	21.71	0.40	(5.13)	(4.73)	(0.56)	16.42
6/30/2015	24.29	0.50	(2.42)	(1.92)	(0.66)	21.71
6/30/2014	20.88	0.52	3.36	3.88	(0.47)	24.29
6/30/2013	18.92	0.53	1.83	2.36	(0.40)	20.88
6/30/2012	21.33	0.55	(2.45)	(1.90)	(0.51)	18.92
Class R6
12/31/2016+	$16.38	$0.15	$0.18	$0.33	$(0.30)	$16.41
6/30/2016	21.68	0.48	(5.20)	(4.72)	(0.58)	16.38
6/30/2015	24.28	0.55	(2.46)	(1.91)	(0.69)	21.68
12/19/2013* - 6/30/2014	22.59	0.59	1.30	1.89	(0.20)	24.28
Administrative Class
12/31/2016+	$16.37	$0.12	$0.18	$0.30	$(0.27)	$16.40
6/30/2016	21.68	0.42	(5.20)	(4.78)	(0.53)	16.37
6/30/2015	24.25	0.45	(2.41)	(1.96)	(0.61)	21.68
6/30/2014	20.83	0.46	3.36	3.82	(0.40)	24.25
6/30/2013	18.89	0.48	1.82	2.30	(0.36)	20.83
6/30/2012	21.32	0.50	(2.44)	(1.94)	(0.49)	18.89

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

116	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

1.73%	$172,417	1.30	%(c)	1.34	%(c)	1.42	%(c)	28%
(22.28)	258,429	1.29		1.32		2.04		50
(8.30)	466,262	1.27		1.30		1.83		54
18.25	924,201	1.24		1.29		2.01		33
12.08	855,773	1.22		1.30		2.10		19
(9.10)	686,507	1.23		1.31		2.42		38

1.37%	$62,502	2.05	%(c)	2.09	%(c)	0.66	%(c)	28%
(22.81)	83,722	2.04		2.07		1.33		50
(8.99)	154,476	2.02		2.05		1.09		54
17.36	203,445	1.99		2.04		1.23		33
11.21	198,600	1.97		2.05		1.30		19
(9.76)	183,126	1.98		2.06		1.66		38

1.57%	$12,831	1.55	%(c)	1.59	%(c)	1.14	%(c)	28%
(22.43)	13,915	1.54		1.57		1.89		50
(8.52)	22,511	1.52		1.55		1.63		54
17.95	28,344	1.49		1.54		1.85		33
11.75	18,306	1.47		1.55		1.99		19
(9.30)	8,886	1.48		1.56		2.58		38

1.82%	$134,257	1.05	%(c)	1.09	%(c)	1.74	%(c)	28%
(22.07)	350,745	1.04		1.07		2.34		50
(8.04)	659,204	1.02		1.05		2.15		54
18.54	500,111	0.99		1.04		2.24		33
12.35	458,708	0.97		1.05		2.34		19
(8.85)	366,717	0.98		1.06		2.67		38

1.89%	$129,612	0.95	%(c)	0.99	%(c)	1.78	%(c)	28%
(21.97)	309,622	0.94		0.97		2.17		50
(7.98)	1,095,977	0.92		0.95		2.21		54
18.68	1,392,488	0.89		0.94		2.29		33
12.49	1,311,993	0.87		0.95		2.50		19
(8.78)	887,388	0.88		0.96		2.88		38

1.95%	$47,164	0.90	%(c)	0.94	%(c)	1.78	%(c)	28%
(21.97)	55,751	0.89		0.92		2.64		50
(7.94)	66,164	0.87		0.90		2.51		54
8.38	1,441	0.87	(c)	0.89	(c)	4.65	(c)	33

1.77%	$6,395	1.20	%(c)	1.24	%(c)	1.41	%(c)	28%
(22.22)	14,487	1.19		1.22		2.31		50
(8.18)	19,020	1.17		1.20		2.00		54
18.42	20,604	1.14		1.19		2.01		33
12.18	40,909	1.12		1.20		2.26		19
(8.98)	4,080	1.13		1.21		2.63		38

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ Large-Cap Value:
Class A
12/31/2016+	$20.34	$0.17	$2.25	$2.42	$(0.18)	$22.58
6/30/2016	21.44	0.37	(1.09)	(0.72)	(0.38)	20.34
6/30/2015	21.13	0.35	0.30	0.65	(0.34)	21.44
6/30/2014	17.56	0.32	3.57	3.89	(0.32)	21.13
6/30/2013	14.56	0.32	3.03	3.35	(0.35)	17.56
6/30/2012	14.64	0.30	(0.06)	0.24	(0.32)	14.56
Class C
12/31/2016+	$20.50	$0.09	$2.27	$2.36	$(0.04)	$22.82
6/30/2016	21.57	0.22	(1.09)	(0.87)	(0.20)	20.50
6/30/2015	21.22	0.19	0.30	0.49	(0.14)	21.57
6/30/2014	17.64	0.18	3.57	3.75	(0.17)	21.22
6/30/2013	14.53	0.20	3.04	3.24	(0.13)	17.64
6/30/2012	14.61	0.20	(0.06)	0.14	(0.22)	14.53
Class R
12/31/2016+	$20.51	$0.15	$2.25	$2.40	$(0.12)	$22.79
6/30/2016	21.60	0.32	(1.09)	(0.77)	(0.32)	20.51
6/30/2015	21.26	0.30	0.30	0.60	(0.26)	21.60
6/30/2014	17.67	0.27	3.60	3.87	(0.28)	21.26
6/30/2013	14.63	0.28	3.04	3.32	(0.28)	17.67
6/30/2012	14.71	0.27	(0.06)	0.21	(0.29)	14.63
Class P
12/31/2016+	$20.56	$0.20	$2.27	$2.47	$(0.25)	$22.78
6/30/2016	21.68	0.42	(1.09)	(0.67)	(0.45)	20.56
6/30/2015	21.42	0.41	0.31	0.72	(0.46)	21.68
6/30/2014	17.80	0.37	3.62	3.99	(0.37)	21.42
6/30/2013	14.78	0.37	3.07	3.44	(0.42)	17.80
6/30/2012	14.86	0.34	(0.06)	0.28	(0.36)	14.78
Institutional Class
12/31/2016+	$20.27	$0.21	$2.25	$2.46	$(0.25)	$22.48
6/30/2016	21.39	0.44	(1.09)	(0.65)	(0.47)	20.27
6/30/2015	21.13	0.42	0.31	0.73	(0.47)	21.39
6/30/2014	17.56	0.39	3.57	3.96	(0.39)	21.13
6/30/2013	14.60	0.38	3.02	3.40	(0.44)	17.56
6/30/2012	14.68	0.35	(0.05)	0.30	(0.38)	14.60
Administrative Class
12/31/2016+	$20.61	$0.19	$2.27	$2.46	$(0.19)	$22.88
6/30/2016	21.73	0.39	(1.10)	(0.71)	(0.41)	20.61
6/30/2015	21.26	0.39	0.29	0.68	(0.21)	21.73
6/30/2014	17.67	0.34	3.59	3.93	(0.34)	21.26
6/30/2013	14.66	0.34	3.05	3.39	(0.38)	17.67
6/30/2012	14.71	0.31	(0.06)	0.25	(0.30)	14.66

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

118	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

11.96%	$147,769	1.07	%(c)	1.12	%(c)	1.62	%(c)	36%
(3.30)	150,436	1.11		1.11		1.82		51
3.06	145,039	1.11		1.11		1.63		26
22.30	172,182	1.11		1.11		1.65		22
23.21	164,174	1.11		1.11		2.00		23
1.83	164,440	1.11		1.11		2.17		27

11.59%	$80,358	1.82	%(c)	1.87	%(c)	0.87	%(c)	36%
(4.04)	79,758	1.86		1.86		1.06		51
2.28	94,367	1.86		1.86		0.88		26
21.35	103,838	1.86		1.86		0.90		22
22.35	97,106	1.86		1.86		1.25		23
1.06	102,906	1.86		1.86		1.42		27

11.81%	$7,594	1.32	%(c)	1.37	%(c)	1.37	%(c)	36%
(3.53)	7,200	1.36		1.36		1.56		51
2.80	8,641	1.36		1.36		1.39		26
22.00	11,546	1.36		1.36		1.40		22
22.86	8,507	1.36		1.36		1.76		23
1.55	9,694	1.36		1.36		1.91		27

12.13%	$15,459	0.82	%(c)	0.87	%(c)	1.86	%(c)	36%
(3.06)	14,197	0.86		0.86		2.06		51
3.35	17,699	0.86		0.86		1.88		26
22.57	12,148	0.86		0.86		1.90		22
23.51	10,265	0.86		0.86		2.25		23
2.09	10,786	0.86		0.86		2.42		27

12.22%	$145,542	0.72	%(c)	0.77	%(c)	1.97	%(c)	36%
(2.99)	150,909	0.76		0.76		2.18		51
3.44	312,294	0.76		0.76		1.97		26
22.73	431,318	0.76		0.76		2.00		22
23.58	366,609	0.76		0.76		2.35		23
2.23	316,694	0.76		0.76		2.47		27

12.04%	$1,314	0.97	%(c)	1.02	%(c)	1.74	%(c)	36%
(3.23)	1,345	1.01		1.01		1.91		51
3.20	1,655	1.01		1.01		1.79		26
22.38	6,391	1.01		1.01		1.76		22
23.28	6,830	1.01		1.01		2.10		23
1.95	6,807	1.01		1.01		2.18		27

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
12/31/2016+	$24.37	$0.23	$2.86	$3.09	$(0.33)	$(0.02)
6/30/2016	25.82	0.45	(0.87)	(0.42)	(0.32)	(0.71)
6/30/2015	25.52	0.31	0.36	0.67	(0.37)	—
6/30/2014	20.33	0.29	5.10	5.39	(0.20)	—
6/30/2013	16.85	0.27	3.56	3.83	(0.35)	—
6/30/2012	17.73	0.21	(0.90)	(0.69)	(0.19)	—
Class C
12/31/2016+	$20.43	$0.11	$2.39	$2.50	$(0.19)	$(0.02)
6/30/2016	21.83	0.23	(0.73)	(0.50)	(0.19)	(0.71)
6/30/2015	21.66	0.10	0.30	0.40	(0.23)	—
6/30/2014	17.30	0.10	4.34	4.44	(0.08)	—
6/30/2013	14.40	0.11	3.04	3.15	(0.25)	—
6/30/2012	15.19	0.07	(0.77)	(0.70)	(0.09)	—
Class R
12/31/2016+	$21.26	$0.16	$2.50	$2.66	$(0.22)	$(0.02)
6/30/2016	22.68	0.34	(0.76)	(0.42)	(0.29)	(0.71)
6/30/2015	22.48	0.22	0.32	0.54	(0.34)	—
6/30/2014	17.95	0.21	4.49	4.70	(0.17)	—
6/30/2013	14.93	0.20	3.14	3.34	(0.32)	—
6/30/2012	15.75	0.15	(0.80)	(0.65)	(0.17)	—
Class P
12/31/2016+	$20.27	$0.21	$2.39	$2.60	$(0.42)	$(0.02)
6/30/2016	21.70	0.43	(0.74)	(0.31)	(0.41)	(0.71)
6/30/2015	21.57	0.33	0.29	0.62	(0.49)	—
6/30/2014	17.23	0.29	4.32	4.61	(0.27)	—
6/30/2013	14.38	0.26	3.04	3.30	(0.45)	—
6/30/2012	15.23	0.24	(0.79)	(0.55)	(0.30)	—
Institutional Class
12/31/2016+	$25.88	$0.29	$3.04	$3.33	$(0.40)	$(0.02)
6/30/2016	27.33	0.56	(0.90)	(0.34)	(0.40)	(0.71)
6/30/2015	26.99	0.43	0.37	0.80	(0.46)	—
6/30/2014	21.49	0.41	5.38	5.79	(0.29)	—
6/30/2013	17.80	0.36	3.76	4.12	(0.43)	—
6/30/2012	18.72	0.32	(0.99)	(0.67)	(0.25)	—
Administrative Class
12/31/2016+	$25.08	$0.25	$2.95	$3.20	$(0.34)	$(0.02)
6/30/2016	26.54	0.49	(0.89)	(0.40)	(0.35)	(0.71)
6/30/2015	26.23	0.35	0.37	0.72	(0.41)	—
6/30/2014	20.89	0.32	5.25	5.57	(0.23)	—
6/30/2013	17.30	0.30	3.65	3.95	(0.36)	—
6/30/2012	18.19	0.23	(0.93)	(0.70)	(0.19)	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.

120	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$27.11	12.66%	$383,126	1.21	%(c)(d)	1.76	%(c)(d)	17%
(1.03)	24.37	(1.46)	363,166	1.23	(d)	1.88	(d)	50
(0.37)	25.82	2.66	408,706	1.26	(d)	1.23	(d)	48
(0.20)	25.52	26.63	459,875	1.26	(d)	1.28	(d)	40
(0.35)	20.33	22.94	409,581	1.26		1.46		28
(0.19)	16.85	(3.83)	397,102	1.26		1.25		27

$(0.21)	$22.72	12.23%	$180,063	1.96	%(c)(d)	1.01	%(c)(d)	17%
(0.90)	20.43	(2.16)	173,304	1.98	(d)	1.13	(d)	50
(0.23)	21.83	1.88	198,432	2.01	(d)	0.48	(d)	48
(0.08)	21.66	25.72	217,181	2.01	(d)	0.53	(d)	40
(0.25)	17.30	22.02	194,591	2.01		0.71		28
(0.09)	14.40	(4.60)	188,453	2.01		0.50		27

$(0.24)	$23.68	12.51%	$5,054	1.46	%(c)(d)	1.44	%(c)(d)	17%
(1.00)	21.26	(1.70)	6,969	1.48	(d)	1.58	(d)	50
(0.34)	22.68	2.43	11,665	1.51	(d)	0.96	(d)	48
(0.17)	22.48	26.29	14,103	1.51	(d)	1.01	(d)	40
(0.32)	17.95	22.59	12,738	1.51		1.21		28
(0.17)	14.93	(4.08)	12,287	1.51		0.99		27

$(0.44)	$22.43	12.82%	$21,007	0.96	%(c)(d)	2.05	%(c)(d)	17%
(1.12)	20.27	(1.19)	17,268	0.98	(d)	2.14	(d)	50
(0.49)	21.70	2.93	15,307	1.01	(d)	1.55	(d)	48
(0.27)	21.57	26.92	6,687	1.01	(d)	1.50	(d)	40
(0.45)	17.23	23.28	6,707	1.01		1.64		28
(0.30)	14.38	(3.53)	3,276	1.01		1.68		27

$(0.42)	$28.79	12.85%	$48,497	0.86	%(c)(d)	2.09	%(c)(d)	17%
(1.11)	25.88	(1.08)	55,877	0.88	(d)	2.16	(d)	50
(0.46)	27.33	3.01	92,289	0.91	(d)	1.60	(d)	48
(0.29)	26.99	27.09	89,928	0.91	(d)	1.66	(d)	40
(0.43)	21.49	23.39	66,059	0.91		1.84		28
(0.25)	17.80	(3.51)	50,843	0.91		1.80		27

$(0.36)	$27.92	12.73%	$3,967	1.11	%(c)(d)	1.86	%(c)(d)	17%
(1.06)	25.08	(1.36)	3,792	1.13	(d)	1.98	(d)	50
(0.41)	26.54	2.77	4,698	1.16	(d)	1.33	(d)	48
(0.23)	26.23	26.77	4,961	1.16	(d)	1.36	(d)	40
(0.36)	20.89	23.07	4,737	1.16		1.56		28
(0.19)	17.30	(3.77)	4,630	1.16		1.32		27

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
12/31/2016+	$20.82	$0.23	$3.57	$3.80	$(0.33)	$(0.56)
6/30/2016	25.91	0.41	(1.92)	(1.51)	(0.35)	(3.23)
6/30/2015	35.24	0.41	(1.95)	(1.54)	(0.67)	(7.12)
6/30/2014	31.96	0.39	6.96	7.35	(0.35)	(3.72)
6/30/2013	28.25	0.53	5.41	5.94	(0.38)	(1.85)
6/30/2012	30.67	0.39	(1.52)	(1.13)	(0.44)	(0.85)
Class C
12/31/2016+	$19.02	$0.13	$3.25	$3.38	$(0.19)	$(0.56)
6/30/2016	23.99	0.23	(1.78)	(1.55)	(0.19)	(3.23)
6/30/2015	33.27	0.17	(1.85)	(1.68)	(0.48)	(7.12)
6/30/2014	30.40	0.13	6.59	6.72	(0.13)	(3.72)
6/30/2013	26.97	0.29	5.16	5.45	(0.17)	(1.85)
6/30/2012	29.32	0.16	(1.44)	(1.28)	(0.22)	(0.85)
Class R
12/31/2016+	$21.87	$0.21	$3.75	$3.96	$(0.26)	$(0.56)
6/30/2016	26.99	0.37	(1.99)	(1.62)	(0.27)	(3.23)
6/30/2015	36.37	0.34	(2.02)	(1.68)	(0.58)	(7.12)
6/30/2014	32.87	0.31	7.17	7.48	(0.26)	(3.72)
6/30/2013	28.96	0.47	5.56	6.03	(0.27)	(1.85)
6/30/2012	31.40	0.32	(1.55)	(1.23)	(0.36)	(0.85)
Class P
12/31/2016+	$22.74	$0.28	$3.90	$4.18	$(0.39)	$(0.56)
6/30/2016	27.92	0.51	(2.06)	(1.55)	(0.40)	(3.23)
6/30/2015	37.36	0.51	(2.07)	(1.56)	(0.76)	(7.12)
6/30/2014	33.59	0.48	7.37	7.85	(0.36)	(3.72)
6/30/2013	29.59	0.64	5.67	6.31	(0.46)	(1.85)
6/30/2012	32.06	0.47	(1.56)	(1.09)	(0.53)	(0.85)
Institutional Class
12/31/2016+	$22.84	$0.29	$3.94	$4.23	$(0.42)	$(0.56)
6/30/2016	28.05	0.55	(2.08)	(1.53)	(0.45)	(3.23)
6/30/2015	37.46	0.56	(2.07)	(1.51)	(0.78)	(7.12)
6/30/2014	33.73	0.56	7.36	7.92	(0.47)	(3.72)
6/30/2013	29.70	0.69	5.70	6.39	(0.51)	(1.85)
6/30/2012	32.17	0.52	(1.58)	(1.06)	(0.56)	(0.85)
Class R6
12/31/2016+	$22.79	$0.30	$3.92	$4.22	$(0.44)	$(0.56)
6/30/2016	28.02	0.56	(2.08)	(1.52)	(0.48)	(3.23)
6/30/2015	37.47	0.40	(1.90)	(1.50)	(0.83)	(7.12)
12/19/2013* - 6/30/2014	34.19	0.29	2.99	3.28	—	—
Administrative Class
12/31/2016+	$20.78	$0.24	$3.57	$3.81	$(0.37)	$(0.56)
6/30/2016	25.87	0.45	(1.92)	(1.47)	(0.39)	(3.23)
6/30/2015	35.19	0.46	(1.96)	(1.50)	(0.70)	(7.12)
6/30/2014	31.92	0.44	6.95	7.39	(0.40)	(3.72)
6/30/2013	28.23	0.58	5.39	5.97	(0.43)	(1.85)
6/30/2012	30.65	0.43	(1.52)	(1.09)	(0.48)	(0.85)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

122	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.89)	$23.73		18.24%		$993,073	1.22	%(c)(d)	1.24	%(c)(d)	2.02	%(c)(d)	10%
(3.58)	20.82		(5.31)		1,037,525	1.22	(d)	1.23	(d)	1.88	(d)	48
(7.79)	25.91	(e)	(3.77)		1,592,000	1.18		1.21		1.39		42
(4.07)	35.24		24.36		2,250,556	1.17		1.21		1.15		29
(2.23)	31.96		22.10		2,139,306	1.18		1.18		1.77		31
(1.29)	28.25	(e)	(3.48	)(e)	2,069,509	1.18		1.18		1.35		26

$(0.75)	$21.65		17.78%		$180,359	1.97	%(c)(d)	1.99	%(c)(d)	1.28	%(c)(d)	10%
(3.42)	19.02		(5.99)		175,139	1.97	(d)	1.98	(d)	1.14	(d)	48
(7.60)	23.99	(e)	(4.52)		259,629	1.93		1.96		0.63		42
(3.85)	33.27		23.43		342,352	1.92		1.96		0.40		29
(2.02)	30.40		21.25		326,520	1.93		1.93		1.02		31
(1.07)	26.97	(e)	(4.22	)(e)	329,937	1.93		1.93		0.60		26

$(0.82)	$25.01		18.12%		$63,450	1.47	%(c)(d)	1.49	%(c)(d)	1.76	%(c)(d)	10%
(3.50)	21.87		(5.52)		64,707	1.47	(d)	1.48	(d)	1.62	(d)	48
(7.70)	26.99	(e)	(4.06)		97,345	1.43		1.46		1.13		42
(3.98)	36.37		24.06		131,571	1.42		1.46		0.90		29
(2.12)	32.87		21.82		132,478	1.43		1.43		1.50		31
(1.21)	28.96	(e)	(3.73	)(e)	143,337	1.43		1.43		1.10		26

$(0.95)	$25.97		18.38%		$62,483	0.97	%(c)(d)	0.99	%(c)(d)	2.28	%(c)(d)	10%
(3.63)	22.74		(5.01)		58,556	0.97	(d)	0.98	(d)	2.13	(d)	48
(7.88)	27.92	(e)	(3.58)		106,077	0.93		0.96		1.63		42
(4.08)	37.36		24.68		93,195	0.92		0.96		1.34		29
(2.31)	33.59		22.43		125,247	0.93		0.93		2.03		31
(1.38)	29.59	(e)	(3.23	)(e)	117,040	0.93		0.93		1.58		26

$(0.98)	$26.09		18.50%		$1,528,457	0.83	%(c)(d)	0.89	%(c)(d)	2.38	%(c)(d)	10%
(3.68)	22.84		(4.93)		1,800,472	0.82	(d)	0.88	(d)	2.28	(d)	48
(7.90)	28.05	(e)	(3.40)		2,866,196	0.78		0.86		1.78		42
(4.19)	37.46		24.85		3,749,112	0.77		0.86		1.55		29
(2.36)	33.73		22.63		3,537,603	0.78		0.83		2.17		31
(1.41)	29.70	(e)	(3.11	)(e)	2,769,904	0.78		0.83		1.74		26

$(1.00)	$26.01		18.52%		$416,286	0.78	%(c)(d)	0.84	%(c)(d)	2.47	%(c)(d)	10%
(3.71)	22.79		(4.86)		371,453	0.77	(d)	0.83	(d)	2.39	(d)	48
(7.95)	28.02	(e)	(3.37)		235,613	0.73		0.81		1.36		42
—	37.47		9.59		27,994	0.72	(c)	0.81	(c)	1.49	(c)	29

$(0.93)	$23.66		18.32%		$491,208	1.08	%(c)(d)	1.14	%(c)(d)	2.15	%(c)(d)	10%
(3.62)	20.78		(5.11)		494,621	1.07	(d)	1.13	(d)	2.03	(d)	48
(7.82)	25.87	(e)	(3.62)		811,305	1.03		1.11		1.54		42
(4.12)	35.19		24.55		1,220,261	1.02		1.11		1.30		29
(2.28)	31.92		22.30		1,209,716	1.03		1.08		1.92		31
(1.33)	28.23	(e)	(3.36	)(e)	1,266,720	1.03		1.08		1.50		26

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Blend:
Class A
12/31/2016+	$16.71	$— (c)	$2.28	$2.28	$—	$(0.01)
6/30/2016	18.41	0.03	(1.14)	(1.11)	(0.09)	(0.50)
6/30/2015	18.28	0.09	0.93	1.02	(0.05)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.08	3.38	3.46	(0.06)	(0.12)
Class C
12/31/2016+	$16.48	$(0.07)	$2.25	$2.18	$—	$(0.01)
6/30/2016	18.20	(0.10)	(1.12)	(1.22)	— (c)	(0.50)
6/30/2015	18.16	(0.05)	0.93	0.88	— (c)	(0.84)
7/2/2013* - 6/30/2014	15.00	(0.07)	3.40	3.33	(0.05)	(0.12)
Class P
12/31/2016+	$16.77	$0.02	$2.30	$2.32	$—	$(0.01)
6/30/2016	18.49	0.07	(1.15)	(1.08)	(0.14)	(0.50)
6/30/2015	18.33	0.13	0.95	1.08	(0.08)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.10	3.41	3.51	(0.06)	(0.12)
Institutional Class
12/31/2016+	$16.84	$0.03	$2.30	$2.33	$—	$(0.01)
6/30/2016	18.49	0.08	(1.13)	(1.05)	(0.10)	(0.50)
6/30/2015	18.34	0.15	0.94	1.09	(0.10)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.11	3.42	3.53	(0.07)	(0.12)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.

124	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.01)	$18.98	13.62%	$34,666	1.32	%(d)	1.32	%(d)	(0.01	)%(d)	77%
(0.59)	16.71	(6.02)	32,660	1.27		1.31		0.17		139
(0.89)	18.41	6.01	38,579	1.24		1.30		0.47		148
(0.18)	18.28	23.15	103	1.31	(d)	3.19	(d)	0.46	(d)	119

$(0.01)	$18.65	13.20%	$38,348	2.07	%(d)	2.07	%(d)	(0.77	)%(d)	77%
(0.50)	16.48	(6.72)	36,607	2.02		2.06		(0.58)		139
(0.84)	18.20	5.27	44,067	1.99		2.05		(0.29)		148
(0.17)	18.16	22.28	39	2.06	(d)	3.99	(d)	(0.38	)(d)	119

$(0.01)	$19.08	13.81%	$3,445	1.07	%(d)	1.07	%(d)	0.23	%(d)	77%
(0.64)	16.77	(5.82)	3,246	1.02		1.06		0.43		139
(0.92)	18.49	6.36	2,143	0.99		1.05		0.73		148
(0.18)	18.33	23.43	13	1.06	(d)	3.40	(d)	0.56	(d)	119

$(0.01)	$19.16	13.81%	$2,995	0.97	%(d)	0.97	%(d)	0.34	%(d)	77%
(0.60)	16.84	(5.69)	2,738	0.92		0.96		0.46		139
(0.94)	18.49	6.41	6,656	0.93		0.95		0.86		148
(0.19)	18.34	23.56	6,277	0.96	(d)	3.30	(d)	0.66	(d)	119

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Technology:
Class A
12/31/2016+	$48.03	$(0.19)	$4.20	$4.01	$(2.79)	$49.25
6/30/2016	58.15	(0.38)	(1.07)	(1.45)	(8.67)	48.03
6/30/2015	63.49	(0.54)	6.49	5.95	(11.29)	58.15
6/30/2014	50.70	(0.54)	17.81	17.27	(4.48)	63.49
6/30/2013	45.66	(0.30)	8.11	7.81	(2.77)	50.70
6/30/2012	50.94	(0.42)	(4.86)	(5.28)	—	45.66
Class C
12/31/2016+	$39.80	$(0.32)	$3.48	$3.16	$(2.79)	$40.17
6/30/2016	49.98	(0.66)	(0.85)	(1.51)	(8.67)	39.80
6/30/2015	56.46	(0.87)	5.68	4.81	(11.29)	49.98
6/30/2014	45.82	(0.88)	16.00	15.12	(4.48)	56.46
6/30/2013	41.83	(0.59)	7.35	6.76	(2.77)	45.82
6/30/2012	47.01	(0.70)	(4.48)	(5.18)	—	41.83
Class P
12/31/2016+	$51.80	$(0.13)	$4.52	$4.39	$(2.79)	$53.40
6/30/2016	61.90	(0.27)	(1.16)	(1.43)	(8.67)	51.80
6/30/2015	66.74	(0.42)	6.87	6.45	(11.29)	61.90
6/30/2014	52.97	(0.42)	18.67	18.25	(4.48)	66.74
6/30/2013	47.48	(0.18)	8.44	8.26	(2.77)	52.97
6/30/2012	52.83	(0.31)	(5.04)	(5.35)	—	47.48
Institutional Class
12/31/2016+	$52.43	$(0.10)	$4.57	$4.47	$(2.79)	$54.11
6/30/2016	62.49	(0.24)	(1.15)	(1.39)	(8.67)	52.43
6/30/2015	67.21	(0.36)	6.93	6.57	(11.29)	62.49
6/30/2014	53.27	(0.36)	18.78	18.42	(4.48)	67.21
6/30/2013	47.68	(0.14)	8.50	8.36	(2.77)	53.27
6/30/2012	53.01	(0.27)	(5.06)	(5.33)	—	47.68
Administrative Class
12/31/2016+	$50.18	$(0.17)	$4.38	$4.21	$(2.79)	$51.60
6/30/2016	60.32	(0.36)	(1.11)	(1.47)	(8.67)	50.18
6/30/2015	65.40	(0.50)	6.71	6.21	(11.29)	60.32
6/30/2014	52.06	(0.50)	18.32	17.82	(4.48)	65.40
6/30/2013	46.77	(0.25)	8.31	8.06	(2.77)	52.06
6/30/2012	52.13	(0.38)	(4.98)	(5.36)	—	46.77

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.

126	Semiannual Report	| December 31, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

8.26%	$390,505	1.60	%(c)(d)	1.65	%(c)(d)	(0.72	)%(c)(d)	75%
(3.24)	417,305	1.66	(d)	1.66	(d)	(0.74	)(d)	171
10.33	340,765	1.61		1.61		(0.90)		165
35.10	330,421	1.59		1.59		(0.92)		152
17.95	259,132	1.57		1.57		(0.63)		161
(10.37)	258,603	1.58		1.58		(0.91)		176

7.83%	$108,373	2.35	%(c)(d)	2.40	%(c)(d)	(1.47	)%(c)(d)	75%
(3.95)	112,423	2.41	(d)	2.41(d	)	(1.53	)(d)	171
9.51	130,395	2.36		2.36		(1.65)		165
34.08	127,243	2.34		2.34		(1.67)		152
17.08	104,421	2.32		2.32		(1.37)		161
(11.02)	108,200	2.33		2.33		(1.66)		176

8.40%	$39,835	1.35	%(c)(d)	1.40	%(c)(d)	(0.47	)%(c)(d)	75%
(2.99)	44,881	1.41	(d)	1.41	(d)	(0.50	)(d)	171
10.62	53,710	1.36		1.36		(0.66)		165
35.43	45,425	1.34		1.34		(0.67)		152
18.24	33,833	1.32		1.32		(0.38)		161
(10.13)	36,159	1.33		1.33		(0.66)		176

8.45%	$530,470	1.25	%(c)(d)	1.30	%(c)(d)	(0.36	)%(c)(d)	75%
(2.89)	518,761	1.31	(d)	1.31	(d)	(0.43	)(d)	171
10.71	617,315	1.26		1.26		(0.55)		165
35.56	544,216	1.24		1.24		(0.57)		152
18.38	399,840	1.22		1.22		(0.28)		161
(10.05)	377,526	1.23		1.23		(0.56)		176

8.32%	$65,853	1.50	%(c)(d)	1.55	%(c)(d)	(0.61	)%(c)(d)	75%
(3.15)	62,913	1.56	(d)	1.56	(d)	(0.68	)(d)	171
10.44	72,947	1.51		1.51		(0.80)		165
35.25	65,147	1.49		1.49		(0.82)		152
18.06	49,124	1.47		1.47		(0.53)		161
(10.28)	48,897	1.48		1.48		(0.81)		176

See accompanying Notes to Financial Statements	| December 31, 2016 |	Semiannual Report	127

Notes to Financial Statements

December 31, 2016 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust serves as the certain Funds’ sub-adviser, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies. As of December 31, 2016, the Trust consisted of fourteen separate investment funds (each a “Fund” and collectively the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Adviser”) serves as the Funds’ investment adviser and NFJ Investment Group LLC (“NFJ”) or (the “Sub-Adviser”), an affiliate of the Investment Adviser serves as certain Funds’ sub-adviser. During part of the reporting period, Allianz Global Investors Fund Management LLC (“AGIFM”) and AllianzGI U.S. served as the Funds’ investment manager and certain Funds’ sub-adviser, respectively. Prior to October 1, 2016, the Funds’ investment adviser was AGIFM and the Funds’ subadvisers were AllianzGI U.S. and NFJ. On October 1, 2016, AGIFM merged with and into AllianzGI U.S (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment adviser and all Funds for which AllianzGI U.S. served as sub-adviser on September 30, 2016, no longer have a sub-adviser. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Shares of the AllianzGI NFJ Small-Cap Value Fund are currently not available for purchase by any investor, including new investors, or for exchanges by shareholders of other Allianz Funds or of other series of Allianz Multi-Strategy Funds, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the year ended June 30, 2016:

AllianzGI Emerging Markets Opportunities
Class	Date	Shares	Amount
R6	12/14/15	471	$10,000

AllianzGI Focused Growth
Class	Date	Shares	Amount
R6	12/14/15	267	$10,000

The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend, and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ Dividend Value, AllianzGI NFJ International

Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Adviser and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Investment Adviser and Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Adviser circumstances and events that may require fair

128	December 31, 2016 |	Semiannual Report

valuation. The Investment Adviser, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser (in consultation with the Sub-Adviser, where applicable) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s, Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed

Semiannual Report	| December 31, 2016	129

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2016 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments for more detailed information on Investments in Securities):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Brazil	$5,264,940	$3,921,239	—	$9,186,179
China	5,070,180	44,852,311	—	49,922,491
Russian Federation	16,413,227	—	—	16,413,227
South Africa	1,419,618	5,881,685	—	7,301,303
Thailand	—	722,394	$7,793,814	8,516,208
United States	8,102,600	—	—	8,102,600
All Other	—	112,215,448	—	112,215,448
Preferred Stock:
Brazil	—	4,012,842	—	4,012,842
Russian Federation	—	—	3,153,077	3,153,077
Repurchase Agreements	—	7,892,000	—	7,892,000
Totals	$36,270,565	$179,497,919	$10,946,891	$226,715,375

130	December 31, 2016 |	Semiannual Report

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock	$846,520,204	—	—	$846,520,204
Repurchase Agreements	—	$3,156,000	—	3,156,000
Totals	$846,520,204	$3,156,000	—	$849,676,204

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Australia	—	$1,248,520	—	$1,248,520
Denmark	—	293,578	—	293,578
France	—	1,624,986	—	1,624,986
Germany	—	583,398	—	583,398
Spain	—	300,435	—	300,435
Switzerland	$751,923	1,254,805	—	2,006,728
United Kingdom	—	3,122,225	—	3,122,225
All Other	26,442,013	—	—	26,442,013
Repurchase Agreements	—	330,000	—	330,000
Totals	$27,193,936	$8,757,947	—	$35,951,883

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Australia	—	$4,548,455	—	$4,548,455
Austria	$1,178,146	1,835,648	—	3,013,794
China	—	2,365,616	—	2,365,616
Denmark	—	2,235,672	—	2,235,672
Finland	—	3,353,478	—	3,353,478
France	—	6,901,835	—	6,901,835
Germany	—	3,800,601	—	3,800,601
Hong Kong	—	629,812	—	629,812
Italy	—	2,469,286	—	2,469,286
Japan	—	28,457,013	—	28,457,013
Korea (Republic of)	—	1,044,707	—	1,044,707
Netherlands	1,600,577	3,053,460	—	4,654,037
Philippines	—	572,484	—	572,484
Spain	—	1,273,405	—	1,273,405
Sweden	—	7,654,372	—	7,654,372
Switzerland	1,446,499	1,639,738	—	3,086,237
Taiwan	—	1,159,179	—	1,159,179
United Kingdom	895,361	9,312,010	—	10,207,371
All Other	122,970,650	—	—	122,970,650
Repurchase Agreements	—	5,432,000	—	5,432,000
Totals	$128,091,233	$87,738,771	—	$215,830,004

Semiannual Report	| December 31, 2016	131

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Biotechnology	$50,673,879	$6,325,165	—	$56,999,044
Pharmaceuticals	45,468,014	1,644,888	—	47,112,902
All Other	46,570,329	—	—	46,570,329
Repurchase Agreements	—	6,099,000	—	6,099,000
Totals	$142,712,222	$14,069,053	—	$156,781,275

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Advertising	—	—	$1,177,409	$1,177,409
Apparel & Textiles	—	—	56,803	56,803
Media	$51,309,783	—	1,986,725	53,296,508
Oil, Gas & Consumable Fuels	27,520,481	—	197,677	27,718,158
Semiconductors	—	—	10,552	10,552
All Other	942,271,251	—	—	942,271,251
Corporate Bonds & Notes	—	$966,428,141	—	966,428,141
Convertible Bonds:
Hotels, Restaurants & Leisure	—	—	978,300	978,300
All Other	—	693,164,706	—	693,164,706
Convertible Preferred Stock:
Financial Services	—	9,740,391	—	9,740,391
Food & Beverage	—	9,586,794	—	9,586,794
All Other	180,568,653	—	—	180,568,653
Preferred Stock	—	—	16,899,689	16,899,689
Warrants	—	—	252,839	252,839
Equity-Linked Security	—	—	130,326	130,326
Repurchase Agreements	—	49,563,000	—	49,563,000
	1,201,670,168	1,728,483,032	21,690,320	2,951,843,520
Investments in Securities – Liabilities
Options Written:
Market Price	(501,905)	—	—	(501,905)
Totals	$1,201,168,263	$1,728,483,032	$21,690,320	$2,951,341,615

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock	$272,062,152	—	—	$272,062,152
Repurchase Agreements	—	$914,000	—	914,000
Totals	$272,062,152	$914,000	—	$272,976,152

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock	$4,471,517,122	—	—	$4,471,517,122
Repurchase Agreements	—	$76,450,000	—	76,450,000
Totals	$4,471,517,122	$76,450,000	—	$4,547,967,122

132	December 31, 2016 |	Semiannual Report

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Australia	$11,979,240	$18,325,934	—	$30,305,174
Brazil	24,902,663	—	—	24,902,663
Canada	44,241,304	—	—	44,241,304
Colombia	6,540,044	—	—	6,540,044
Israel	12,905,000	—	—	12,905,000
Korea (Republic of)	27,055,154	—	—	27,055,154
Netherlands	5,121,340	18,634,814	—	23,756,154
Russian Federation	18,177,268	—	—	18,177,268
Singapore	9,446,598	—	—	9,446,598
South Africa	13,995,463	—	—	13,995,463
Taiwan	10,393,125	—	—	10,393,125
Turkey	1,325,201	—	—	1,325,201
United Kingdom	26,661,438	49,681,164	—	76,342,602
All Other	—	258,442,485	—	258,442,485
Repurchase Agreements	—	1,362,000	—	1,362,000
Totals	$212,743,838	$346,446,397	—	$559,190,235

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock	$398,270,234	—	—	$398,270,234
Repurchase Agreements	—	$1,059,000	—	1,059,000
Totals	$398,270,234	$1,059,000	—	$399,329,234

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock	$626,297,819	—	—	$626,297,819
Mutual Funds	5,065,823	—	—	5,065,823
Repurchase Agreements	—	$10,285,000	—	10,285,000
Totals	$631,363,642	$10,285,000	—	$641,648,642

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Chemicals	$180,710,274	—	$56	$180,710,330
All Other	3,427,712,834	—	—	3,427,712,834
Mutual Funds	23,921,004	—	—	23,921,004
Repurchase Agreements	—	$150,095,000	—	150,095,000
Totals	$3,632,344,112	$150,095,000	$56	$3,782,439,168

Semiannual Report	| December 31, 2016	133

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

AllianzGI Small-Cap Blend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$1,054,606	—	$99,014	$1,153,620
All Other	77,861,715	—	—	77,861,715
Repurchase Agreements	—	$426,000	—	426,000
Totals	$78,916,321	$426,000	$99,014	$79,441,335

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/16
Common Stock:
Electrical Equipment	—	$8,609	—	$8,609
Electronic Equipment, Instruments & Components	$32,017,153	46,436	—	32,063,589
Health Care Equipment & Supplies	—	4,193	—	4,193
Internet & Catalog Retail	104,231,315	9,798	—	104,241,113
Internet Software & Services	137,628,118	1,138,185	—	138,766,303
IT Services	157,773,137	39,336	—	157,812,473
Semiconductors & Semiconductor Equipment	204,801,564	16,916,910	—	221,718,474
Software	232,614,565	472,615	—	233,087,180
Technology Hardware, Storage & Peripherals	99,022,593	22,939,395	—	121,961,988
All Other	70,677,126	—	—	70,677,126
Exchange-Traded Funds:
Exchange-Traded Funds	9,524,585	1,356	—	9,525,941
Repurchase Agreements	—	28,731,000	—	28,731,000
Options Purchased:
Market Price	6,496,000	—	—	6,496,000
	1,054,786,156	70,307,833	—	1,125,093,989
Investments in Securities – Liabilities
Options Written:
Market Price	(1,542,410)	—	—	(1,542,410)
Securities Sold Short, at value	(12,164,738)	—	—	(12,164,738)
	(13,707,148)	—	—	(13,707,148)
Totals	$1,041,079,008	$70,307,833	—	$1,111,386,841

At December 31, 2016, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Emerging Markets Opportunities	$3,197,151	(a)	—
AllianzGI Global Natural Resources	—		$25,753	(b)

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2016, which was applied on December 31, 2016.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2016, which was not applied on December 31, 2016.

134	December 31, 2016 |	Semiannual Report

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2016, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/16
Common Stock:
Thailand	—	$7,554,508		—	—	—	$239,306	—	—	$7,793,814
Preferred Stock	$5,185,296	128,038		$(1,372,429)	—	$(700,870)	(86,958)	—	—	3,153,077
Totals	$5,185,296	$7,682,546		$(1,372,429)	—	$(700,870)	$152,348	—	—	$10,946,891

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 12/31/16
Common Stock:
Advertising	$1,607,308	—		—	—	—	$(429,899)	—	—	$1,177,409
Apparel & Textiles	58,619	—		—	—	—	(1,816)	—	—	56,803
Media	—	$3,308,628	††	—	—	—	(1,321,903)	—	—	1,986,725
Oil, Gas & Consumable Fuels	—	10,977,825		—	—	—	(10,780,148)	—	—	197,677
Semiconductors	10,552	—		—	—	—	—	—	—	10,552
Corporate Bonds & Notes:
Apparel & Textiles	50,500	—		$(44,154)	—	$44,154	(50,500)	—	—	—
Diversified Financial Services	3,009,300	—		—	$94,106	—	2,879,369	—	$(5,982,775)	—
Convertible Bonds:
Hotels, Restaurants & Leisure	927,500	—		—	—	—	50,800	—	—	978,300
Preferred Stock	80	18,629,464	††	—	—	—	(1,729,855)	—	—	16,899,689
Senior Loans	13,550,266	5,079,198	#	(18,629,464)††	—	—	—	—	—	—
Warrants:
Commercial Services	216,181	—		—	—	—	36,654	—	—	252,835
Media	—	—	††	—	—	—	4	—	—	4
Equity-Linked Security	—	—	†	—	—	—	130,326	—	—	130,326
Totals	$19,430,306	$37,995,115		$(18,673,618)	$94,106	$44,154	$(11,216,968)	—	$(5,982,775)	$21,690,320

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/16
Common Stock:
Chemicals	—	—	†	—	—	—	$56	—	—	$56

AllianzGI Small Cap Blend:
Investments in Securities – Assets	Beginning Balance 6/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/16
Common Stock:
Equity Real Estate Investment Trusts (REITs)	—	$127,450	†	$—	—	—	$(28,436)	—	—	$99,014

Semiannual Report	| December 31, 2016	135

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2016:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 12/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$7,793,814	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange		$0.53
Preferred Stock	$3,153,077	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB	370.75

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 12/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock:
Advertising	$1,177,409	Model Price	Proprietary Data Used in Model		$14.68
Apparel & Textiles	$56,803	Model Price	Proprietary Data Used in Model		$24.40
Media	$1,986,725	Model Price	Proprietary Data Used in Model		$0.0001-$1.95
Oil, Gas & Consumable Fuels	$197,677	Last Traded Price	Trading Volume		$1.13
Semiconductors & Semiconductor Equipment	$10,552	Fundamental Analytical Data Relating to the Investment	Price of Stock		$22.79
Convertible Bonds:
Hotels, Restaurants & Leisure	$978,300	Third-Party Pricing Vendor	Single Broker Quote		$97.83
Preferred Stock:
Media	$16,899,609	Model Price	Proprietary Data Used in Model		$87.73-$100.00
Media	$80	Liquidation Value	Price of Stock		$0.01	***
Warrants:
Commercial Services	$252,835	Fundamental Analytical Data Relating to the Investment	Price of Warrant		$0.294669
Media	$4	Model Price	Proprietary Data Used in Model		$0.0001
Equity-Linked Security	$130,326	Fundamental Analytical Data Relating to the Investment	Price of Equity-Linked Security		$32.5652

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Ending Balance at 12/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$56	Liquidation Value	Price of Stock	$0.0001

AllianzGI Small Cap Blend:
Investments in Securities – Assets	Ending Balance at 12/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$99,014	Model Price	Proprietary Data Used in Model	$7.64

THB – Thai Baht

*	Other financial instruments are derivatives, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because an evaluated mean price was available at December 31, 2016.
***	Preferred stock trades are in lots of 1,000.
†	Issued via corporate action.
††	Removed or issued via reorganization.
#	Primarily attributable to PIK payments and funding of unfunded commitment.

136	December 31, 2016 |	Semiannual Report

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at December 31, 2016 was:

AllianzGI Emerging Markets Opportunities	$(177,138)
AllianzGI Income & Growth	(14,045,836)
AllianzGI NFJ Small-Cap Value	56
AllianzGI Small-Cap Blend	(28,436)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds, if any, are recorded as dividend income, while capital gain distributions, if any, are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

Semiannual Report	| December 31, 2016	137

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and

138	December 31, 2016 |	Semiannual Report

they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(m) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(n) Loan Interest Expense.  Loan interest expense, if any, relates to amounts borrowed under the credit facility (See Note 10). Loan interest expense is recorded as it is incurred.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income

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Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser and the Sub-Adviser seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, A Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected

140	December 31, 2016 |	Semiannual Report

as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2016:

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(501,905)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$6,496,000
Liability derivatives:
Options written, at value	$(1,542,410)

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2016:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$2,197

AllianzGI Global Natural Resources:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Options written	$427,443	—	$427,443
Foreign currency transaction (forward currency contracts)	—	$4,396	4,396
Total net realized gain	$427,443	$4,396	$431,839
Net change in unrealized appreciation/depreciation of:
Options written	$(140,849)	—	$(140,849)

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Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(33,128)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(4,246)

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(1,622,649)
Net change in unrealized appreciation/depreciation of:
Options written	$663,199

AllianzGI NFJ International Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(12,022)

AllianzGI NFJ Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$24,884

AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	$3,218,355	—	$3,218,355
Options written	(14,591)	—	(14,591)
Foreign currency transaction (forward currency contracts)	—	$(70,254)	(70,254)
Total net realized gain(loss)	$3,203,764	$(70,254)	$3,133,510
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$3,485,115	—	$3,485,115
Options written	1,125,395	—	1,125,395
Total net change in unrealized appreciation/depreciation	4,610,510	—	4,610,510

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended December 31, 2016:

	Options Purchased	Options Written	Forward Foreign Currency Contracts(2)
	Contracts(1)	Contracts(1)	Purchased		Sold

AllianzGI Emerging Markets Opportunities	—	—	$217,125		$53,440
AllianzGI Global Natural Resources	—	4,479	23,422		43,935
AllianzGI Global Small-Cap	—	—	143,572		256,899
AllianzGI Income & Growth	—	23,638	—		—
AllianzGI NFJ International Value	—	—	—	†	467,634
AllianzGI NFJ Small-Cap Value	—	—	—		119,436
AllianzGI Technology	8,188	8,476	—	†	—	†

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/ EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AllianzGI U.S. serves as investment adviser to the Funds, pursuant to an investment advisory contract. AllianzGI U.S. receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Investment Adviser has retained the Sub-Adviser to manage certain Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Adviser is responsible for making all of certain Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Adviser in return for its services in accordance with the

142	December 31, 2016 |	Semiannual Report

portfolio management agreements. NFJ sub-advises the following Funds: AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value.

Administration Fee.  AllianzGI U.S. provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes				Class A, C, and R				Class P			Institutional Class			Class R6			Administrative Class
	Investment Advisory Fee		Effective Advisory Fee		Administ- ration Fee		Effective Administ- ration Fee		Adminis- tration Fee	Effective Adminis- tration Fee		Adminis- tration Fee	Effective Adminis- tration Fee		Adminis- tration Fee	Effective Adminis- tration Fee		Adminis- tration Fee	Effective Adminis- tration Fee
AllianzGI Emerging Markets Opportunities(1)	0.85%		0.85%		0.50%		0.35	%(4)	0.50%	0.35	%(4)	0.40%	0.25	%(4)	0.35%	0.20	%(4)	N/A	N/A
AllianzGI Focused Growth(3)	0.45	(5)	0.45		0.40	(6)	0.40		0.40	0.40		0.30	0.30		0.25	0.25		0.30%	0.30%
AllianzGI Global Natural Resources(2)	0.70		0.70		0.45		0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90		0.90		0.45		0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80		0.80		0.40		0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65		0.65	(7)	0.40		0.38		0.40	0.38		0.30	0.28		N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47		0.47		0.40		0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Dividend Value(3)	0.45		0.40	(8)	0.40		0.37		0.40	0.37		0.30	0.27		0.25	0.22		0.30	0.27
AllianzGI NFJ International Value(1)	0.60		0.59	(9)	0.50		0.45	(10)	0.50	0.45	(10)	0.40	0.35	(10)	0.35	0.30	(10)	0.40	0.35	(10)
AllianzGI NFJ Large-Cap Value(3)	0.45		0.40	(11)	0.40		0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Mid-Cap Value(3)	0.55		0.55		0.40		0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Small-Cap Value(3)	0.60		0.59	(12)	0.40		0.36	(13)	0.40	0.36	(13)	0.30	0.22	(13)	0.25	0.17	(13)	0.30	0.22	(13)
AllianzGI Small-Cap Blend(3)	0.65		0.65		0.40		0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90		0.85	(14)	0.40		0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30

(1)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(2)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(3)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(4)	Effective November 1, 2016, the administrator has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%. An identical waiver arrangement was in place for the Fund from November 1, 2015 through October 31, 2016.
(5)	Effective January 1, 2017, the Adviser has contractually agreed to observe, through December 31, 2017, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.10% to 0.35%.

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Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

(6)	Effective January 1, 2017, the administrator has contractually agreed to observe, through December 31, 2017, an irrevocable waiver of a portion of its Administration Fees paid by Class A shares in the amount of 0.02% of the Fund’s average daily net assets attributable to this particular share class.
(7)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2015 through October 31, 2016.
(8)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.15% to 0.30%, and then an additional 0.025% on net assets in excess of $7.5 billion, and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical advisory fee waiver breakpoint schedule was in effect on net assets in excess of $7.5 billion from November 1, 2015 through October 31, 2016, based on the unadjusted contractual 0.45% advisory fee rate.
(9)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.05% to 0.55%, and an additional 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical advisory fee waiver breakpoint schedule was in effect on net assets in excess of $4 billion from November 1, 2015 through October 31, 2016, based on the unadjusted contractual 0.60% advisory fee rate.
(10)	Effective November 1, 2016, the administrator has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. An identical waiver arrangement was in place for the Fund from November 1, 2015 through October 31, 2016.
(11)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.15% to 0.30%.
(12)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2015 through October 31, 2016.
(13)	Effective November 1, 2016, the Administrator has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual rate of each class in the amount of 0.05% of the Fund’s average daily net assets. An identical waiver arrangement was in place for Institutional Class, Class R6 and Administrative Class shares from November 1, 2015 through October 31, 2016.
(14)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.15% to 0.75%, and then an additional 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical advisory fee waiver breakpoint schedule was in effect on net assets in excess of $2 billion from November 1, 2015 through October 31, 2016, based on the unadjusted contractual 0.90% advisory fee rate.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AllianzGI U.S., serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Distributor receives (i) in connection with the distribution of C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, C and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25

	Allowable Rate
	Distribution Fee	Servicing Fee
Class R
All Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the six months ended December 31, 2016, the Distributor received $788,077, representing commissions (sales charges) and CDSC from the Funds.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment

144	December 31, 2016 |	Semiannual Report

companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in a Fund or Funds, or in one or more series of the Allianz Funds Multi-Strategy Trust, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether the Trustee fees are paid when earned or deferred.

5.	INVESTMENTS IN SECURITIES

For the six months ended December 31, 2016, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$125,832,530	$145,017,093
AllianzGI Focused Growth	229,103,868	165,987,412
AllianzGI Global Natural Resources	21,391,538	32,990,489
AllianzGI Global Small-Cap	97,913,977	129,184,900
AllianzGI Health Sciences	76,921,695	102,726,669
AllianzGI Income & Growth	1,950,555,678	2,026,008,723
AllianzGI Mid-Cap	117,236,327	143,770,690
AllianzGI NFJ Dividend Value	905,028,282	1,983,324,652
AllianzGI NFJ International Value	239,096,180	772,847,519

	Purchases	Sales
AllianzGI NFJ Large-Cap Value	$142,044,296	$186,342,339
AllianzGI NFJ Mid-Cap Value	103,946,259	146,580,672
AllianzGI NFJ Small-Cap Value	358,338,090	1,139,154,378
AllianzGI Small-Cap Blend	58,487,846	63,538,840
AllianzGI Technology*	822,179,719	879,574,577

*	Securities sold short of $75,519,816; covers on securities sold short of $43,271,378.

(a) Transactions in options written for the six months ended December 31, 2016:

	AllianzGI Global Natural Resources:
	Contracts	Premiums
Options outstanding, June 30, 2016	7,945	$508,803
Options written	26,983	1,383,315
Options terminated in closing transactions	(23,627)	(1,292,645)
Options expired	(11,301)	(599,473)
Options outstanding, December 31, 2016	—	—

	AllianzGI Income & Growth:
	Contracts	Premiums
Options outstanding, June 30, 2016	27,040	$949,494
Options written	107,988	3,833,544
Options terminated in closing transactions	(30,270)	(1,128,426)
Options expired	(75,598)	(2,818,432)
Options outstanding, December 31, 2016	29,160	$836,180

	AllianzGI Technology:
	Contracts	Premiums
Options outstanding, June 30, 2016	6,000	$2,403,086
Options written	10,808	7,513,772
Options terminated in closing transactions	(8,094)	(5,601,967)
Options outstanding, December 31, 2016	8,714	$4,314,891

Semiannual Report	| December 31, 2016	145

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

6.	INCOME TAX INFORMATION

At December 31, 2016, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities Fund	$211,329,366	$22,836,576	$7,450,567	$15,386,009
AllianzGI Focused Growth Fund	660,870,043	205,228,009	16,421,848	188,806,161
AllianzGI Global Natural Resources Fund	33,099,369	3,266,000	413,486	2,852,514
AllianzGI Global Small-Cap Fund	186,685,875	35,363,369	6,219,240	29,144,129
AllianzGI Health Sciences Fund	153,050,631	10,952,341	7,221,697	3,730,644
AllianzGI Income & Growth Fund	3,354,539,145	19,842,279	422,537,904	(402,695,625)
AllianzGI Mid-Cap Fund	243,844,210	35,424,701	6,292,759	29,131,942
AllianzGI NFJ Dividend Value Fund	3,886,666,378	716,954,786	55,654,042	661,300,744
AllianzGI NFJ International Value Fund	583,718,618	22,916,332	47,444,715	(24,528,383)
AllianzGI NFJ Large-Cap Value Fund	330,656,223	71,681,580	3,008,569	68,673,011
AllianzGI NFJ Mid-Cap Value Fund	516,094,884	137,357,385	11,803,627	125,553,758
AllianzGI NFJ Small-Cap Value Fund	3,086,142,216	815,974,433	119,677,481	696,296,952
AllianzGI Small-Cap Blend Fund	66,490,550	13,755,137	804,352	12,950,785
AllianzGI Technology Fund	904,279,224	226,624,748	5,809,983	220,814,765

(1)	Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

146	December 31, 2016 |	Semiannual Report

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Semiannual Report	| December 31, 2016	147

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016		Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	705,006	$16,354,425	1,023,665	$22,258,629	894,687	$37,739,513	2,301,736	$94,212,721
Class A — from Class B and Class D (a)	—	—	5,625,965	124,052,528	—	—	450,699	19,343,895
Class B	—	—	—	—	—	—	202	6,263
Class C	14,280	325,352	93,834	2,069,180	259,667	7,785,758	927,662	27,518,703
Class D	—	—	5,044,396	123,323,292	—	—	150,698	5,464,025
Class R	—	—	—	—	180,654	5,895,413	234,362	7,583,188
Class P	344,656	7,896,514	1,194,042	25,882,215	740,315	24,304,946	841,775	27,018,922
Institutional Class	322,049	7,578,983	2,736,481	61,239,090	1,337,977	52,223,798	2,012,163	75,313,283
Class R6	14,901	336,340	903 #	19,414 #	167,588	6,505,530	320,562 #	11,244,022 #
Administrative Class	—	—	—	—	46,341	1,704,079	92,882	3,455,973

Issued in reinvestment of dividends and distributions:
Class A	103,068	2,273,688	75,527	1,613,252	189,226	7,815,051	466,738	19,294,980
Class C	1,764	38,395	— *	4	227,810	6,638,388	570,945	16,945,644
Class R	—	—	—	—	16,379	522,340	34,411	1,109,088
Class P	17,611	381,805	5,142	107,930	32,041	1,029,790	32,651	1,054,932
Institutional Class	35,340	784,898	27,513	590,424	115,839	4,406,502	215,423	8,190,388
Class R6	342	7,558	7 #	139 #	11,493	437,297	—	—
Administrative Class	—	—	—	—	6,910	247,854	14,778	532,015

Cost of shares redeemed:
Class A	(1,240,912)	(28,713,718)	(1,474,395)	(31,951,311)	(1,258,839)	(52,898,123)	(1,415,211)	(57,662,021)
Class B	—	—	—	—	—	—	(10,690)	(334,665)
Class B — to Class A (a)	—	—	—	—	—	—	(33,789)	(1,109,083)
Class C	(102,304)	(2,328,286)	(154,557)	(3,259,106)	(687,323)	(20,555,397)	(802,222)	(23,798,130)
Class D	—	—	(533,390)	(13,290,383)	—	—	(50,792)	(1,840,728)
Class D — to Class A (a)	—	—	(5,551,666)	(124,052,528)	—	—	(501,269)	(18,234,812)
Class R	—	—	—	—	(105,574)	(3,465,794)	(139,705)	(4,556,313)
Class P	(284,162)	(6,551,303)	(768,604)	(16,433,742)	(334,615)	(10,952,114)	(248,664)	(7,831,197)
Institutional Class	(396,707)	(9,329,316)	(2,317,517)	(49,661,998)	(764,337)	(29,761,478)	(1,188,816)	(44,136,532)
Class R6	(568)	(13,064)	—	—	(38,980)	(1,510,433)	(12,451)#	(461,981)#
Administrative Class	—	—	—	—	(21,520)	(787,539)	(56,591)	(2,019,656)
Net increase (decrease) resulting from Fund share transactions	(465,636)	$(10,957,729)	5,027,346	$122,507,029	1,015,739	$37,325,381	4,207,487	$156,302,924

#	For the period December 14, 2015 (commencement of share class) through June 30, 2016. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively.

148	December 31, 2016 |	Semiannual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences
Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016		Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016		Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

218,364	$3,381,754	493,354	$6,992,074	36,935	$1,572,904	236,108	$9,987,426	243,134	$6,697,967	1,058,443	$31,736,378
—	—	184,973	2,652,518	—	—	629,721	26,841,227	—	—	3,901,767	137,775,123
—	—	—	—	—	—	160	6,210	—	—	—	—
16,633	246,851	111,409	1,465,562	21,209	812,328	139,035	5,341,228	41,564	927,933	169,141	4,723,184
—	—	28,528	422,309	—	—	138,452	6,209,134	—	—	303,030	11,603,618
—	—	—	—	—	—	—	—	—	—	—	—
24,223	391,458	495,984	6,849,498	39,329	1,765,005	300,997	13,256,941	—	—	—	—
157,934	2,513,517	890,514	12,358,800	147,061	6,549,871	1,678,297	74,295,928	11,908	332,557	43,887	1,268,181
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

5,261	85,168	3,645	47,317	—	—	—	—	—	—	1,159,332	33,562,662
68	1,042	— *	3	—	—	—	—	—	—	168,949	3,960,159
—	—	—	—	—	—	—	—	—	—	—	—
1,041	17,075	1,214	15,939	—	—	—	—	—	—	—	—
5,815	96,353	11,135	147,319	—	—	—	—	—	—	8,457	245,664
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(325,380)	(5,120,136)	(399,674)	(5,433,517)	(282,294)	(11,962,050)	(478,003)	(19,701,355)	(1,046,873)	(29,706,674)	(1,252,480)	(36,140,369)
—	—	—	—	—	—	(2,240)	(88,219)	—	—	(7,843)	(247,861)
—	—	—	—	—	—	(7,294)	(289,567)	—	—	(6,814)	(207,147)
(63,051)	(949,299)	(98,639)	(1,307,294)	(97,331)	(3,695,281)	(152,558)	(5,596,293)	(130,068)	(2,908,484)	(377,624)	(8,766,313)
—	—	(25,094)	(379,290)	—	—	(187,540)	(7,873,336)	—	—	(474,705)	(17,425,891)
—	—	(184,866)	(2,652,518)	—	—	(623,813)	(26,551,660)	—	—	(3,897,695)	(137,567,976)
—	—	—	—	—	—	—	—	—	—	—	—
(197,845)	(3,132,059)	(438,960)	(6,192,574)	(118,395)	(5,273,590)	(382,108)	(16,244,197)	—	—	—	—
(640,475)	(10,530,320)	(1,531,427)	(20,675,113)	(398,421)	(18,033,419)	(564,294)	(24,396,390)	(13,475)	(380,481)	(13,759)	(425,634)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(797,412)	$(12,998,596)	(457,904)	$(5,688,967)	(651,907)	$(28,264,232)	724,920	$35,197,077	(893,810)	$(25,037,182)	782,086	$24,093,778

Semiannual Report	| December 31, 2016	149

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

	AllianzGI Income & Growth				AllianzGI Mid-Cap
	Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016		Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,346,416	$158,402,142	32,130,711	$358,033,215	838,868	$2,947,177	973,589	$3,526,924
Class A — from Class B and Class D (a)	—	—	5,686,971	64,319,642	—	—	491,661	1,715,071
Class B	—	—	—	—	—	—	—	—
Class C	7,126,566	73,624,622	27,880,527	294,903,691	1,002,859	2,939,876	1,165,971	3,833,334
Class D	—	—	999,146	11,745,276	—	—	14,940	53,138
Class R	30,753	341,765	77,018	848,216	105,664	378,126	122,949	413,592
Class P	11,639,287	131,094,468	21,077,555	239,839,474	459,978	1,779,200	178,170	662,147
Institutional Class	3,702,290	41,935,622	6,502,187	74,033,121	389,586	1,538,969	5,284,275	20,400,142
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	9,713	36,237	16,171	56,524

Issued in reinvestment of dividends and distributions:
Class A	3,778,564	41,718,735	7,146,220	78,527,069	1,679,569	5,693,738	1,417,629	4,791,585
Class B (a)	—	—	—	—	—	—	—	—
Class C	4,318,530	44,553,004	9,206,484	95,306,877	4,037,147	11,707,727	3,206,807	9,460,079
Class D (a)	—	—	156,515	1,839,276	—	—	—	—
Class R	9,498	104,858	18,543	204,251	42,924	143,794	42,884	143,662
Class P	1,723,398	19,412,300	3,672,627	41,279,482	59,009	223,644	25,649	95,926
Institutional Class	798,691	9,066,527	1,482,991	16,769,083	401,202	1,528,579	422,229	1,583,360
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	9,915	35,296	8,550	30,180

Cost of shares redeemed:
Class A	(16,251,787)	(179,320,734)	(25,523,093)	(282,083,627)	(2,276,849)	(8,039,348)	(4,474,692)	(15,054,475)
Class B	—	—	—	—	—	—	(58,419)	(186,376)
Class B — to Class A (a)	—	—	—	—	—	—	(59,999)	(192,884)
Class C	(18,742,034)	(193,003,477)	(26,641,211)	(276,713,042)	(4,037,120)	(12,346,288)	(6,591,759)	(19,417,123)
Class D	—	—	(784,140)	(9,089,494)	—	—	(11,089)	(41,251)
Class D — to Class A (a)	—	—	(5,661,442)	(64,319,642)	—	—	(430,714)	(1,522,187)
Class R	(23,174)	(256,682)	(95,735)	(1,082,585)	(199,383)	(693,817)	(305,569)	(1,024,668)
Class P	(11,096,293)	(124,959,905)	(28,798,705)	(321,259,293)	(77,604)	(304,169)	(172,407)	(628,081)
Institutional Class	(2,556,604)	(28,982,211)	(6,972,183)	(78,534,425)	(2,494,550)	(9,951,981)	(4,021,555)	(15,019,826)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	(17,640)	(65,775)	(27,487)	(96,285)
Net increase (decrease) resulting from Fund share transactions	(1,195,899)	$(6,268,966)	21,560,986	$244,566,565	(66,712)	$(2,449,015)	(2,782,216)	$(6,417,492)

*	Actual amount rounds to less than one share.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively.

150	December 31, 2016 |	Semiannual Report

AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value
Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016		Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016		Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,284,211	$37,741,218	7,359,825	$114,938,877	899,058	$14,962,324	4,867,877	$88,982,329	75,650	$1,609,609	314,917	$5,786,602
—	—	10,975,996	168,441,492	—	—	2,568,188	46,946,479	—	—	1,652,852	33,885,701
—	—	76	1,210	—	—	—	—	—	—	– *	11
470,203	7,822,928	1,241,874	19,336,527	78,838	1,291,321	337,738	6,118,363	57,431	1,276,771	116,594	2,375,749
—	—	999,971	16,529,798	—	—	210,455	4,081,126	—	—	17,039	357,396
332,903	5,433,502	1,064,473	16,383,575	78,620	1,303,239	264,657	4,771,183	16,630	356,439	47,362	955,536
4,818,966	79,639,501	13,759,868	214,189,774	2,331,733	38,922,643	6,176,869	110,780,386	107,335	2,327,166	82,279	1,661,614
6,075,939	99,108,005	30,296,007	472,508,377	1,275,491	21,442,799	5,494,990	100,296,722	585,507	12,275,427	2,129,039	42,895,267
1,496,737	24,378,366	10,009,962	152,296,755	307,200	5,117,549	1,331,787	24,491,210	—	—	—	—
2,586,983	42,876,478	3,235,751	50,759,240	42,672	714,526	301,398	5,525,560	5,760	122,746	8,687	177,737

1,626,268	27,415,625	1,402,479	21,675,899	173,674	2,928,191	469,886	8,397,561	50,324	1,096,542	132,884	2,666,442
—	—	381	6,043	—	—	—	—	—	—	54	1,099
638,285	10,859,683	338,153	5,261,075	43,616	725,585	126,124	2,235,108	5,872	123,032	31,756	641,890
—	—	61,591	963,899	—	—	32,761	625,743	—	—	6,600	134,118
390,128	6,560,601	259,311	3,997,462	11,318	190,580	25,361	454,703	1,876	40,986	5,573	112,786
1,416,869	24,016,548	1,218,999	18,939,609	109,501	1,854,097	289,976	5,227,666	6,149	136,419	13,013	263,990
5,022,137	85,058,321	4,257,791	66,154,214	196,516	3,345,200	1,055,482	19,339,814	71,921	1,568,354	295,035	5,904,304
367,221	6,210,037	283,542	4,406,788	51,975	877,006	102,274	1,821,526	—	—	—	—
1,030,585	17,579,070	774,845	12,111,636	7,695	130,124	25,936	462,654	550	12,118	1,437	29,228

(16,225,275)	(261,337,712)	(49,669,268)	(772,965,564)	(6,361,849)	(105,528,950)	(13,648,429)	(244,805,195)	(978,838)	(20,755,790)	(1,468,888)	(29,495,236)
—	—	(103,731)	(1,681,281)	—	—	—	—	—	—	(14,640)	(310,872)
—	—	(159,249)	(2,556,699)	—	—	—	—	—	—	(27,861)	(588,101)
(2,886,795)	(47,382,185)	(5,820,858)	(90,905,263)	(1,447,950)	(23,609,598)	(2,486,374)	(43,943,372)	(431,501)	(9,181,807)	(633,223)	(12,853,540)
—	—	(3,280,028)	(52,722,702)	—	—	(1,530,201)	(29,652,882)	—	—	(98,772)	(2,068,735)
—	—	(10,753,445)	(165,884,793)	—	—	(2,572,072)	(46,946,479)	—	—	(1,634,182)	(33,297,600)
(1,795,032)	(29,381,586)	(4,889,687)	(76,265,746)	(157,452)	(2,631,114)	(477,855)	(8,722,497)	(36,458)	(788,002)	(101,859)	(2,037,060)
(14,362,796)	(234,043,565)	(40,206,623)	(615,456,771)	(15,660,868)	(259,580,126)	(15,457,992)	(285,412,694)	(125,627)	(2,676,258)	(221,176)	(4,492,647)
(42,661,461)	(702,441,188)	(96,467,399)	(1,502,673,828)	(12,452,992)	(207,921,928)	(38,169,858)	(678,703,261)	(1,625,675)	(34,156,949)	(9,582,567)	(193,348,126)
(2,890,234)	(48,182,225)	(9,267,653)	(145,094,082)	(888,258)	(14,855,329)	(1,082,806)	(18,811,579)	—	—	—	—
(4,818,841)	(79,323,360)	(16,872,815)	(263,342,045)	(545,387)	(9,151,623)	(319,930)	(5,958,165)	(14,130)	(317,026)	(21,057)	(429,809)
(57,082,999)	$(927,391,938)	(149,949,861)	$(2,330,646,524)	(31,906,849)	$(529,473,484)	(52,063,758)	$(932,397,991)	(2,227,224)	$(46,930,223)	(8,949,104)	$(181,072,256)

Semiannual Report	| December 31, 2016	151

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value
	Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016		Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	158,496	$4,129,827	576,322	$13,723,460	2,344,809	$53,361,467	6,623,119	$143,365,322
Class A — from Class B and Class D(a)	—	—	445,825	11,009,060	—	—	2,952,970	71,064,477
Class C	84,280	1,878,658	155,251	3,135,733	77,393	1,655,029	459,313	8,481,487
Class D	—	—	4,278	109,678	—	—	38,747	974,192
Class R	37,120	829,763	103,856	2,148,607	180,477	4,348,501	376,238	8,689,457
Class P	181,852	3,945,999	355,119	7,089,539	326,553	7,978,610	615,164	14,730,243
Institutional Class	161,350	4,448,749	565,698	14,537,138	4,131,741	103,596,871	11,201,166	261,996,269
Class R6	—	—	—	—	2,449,265	59,344,377	10,859,009	257,243,509
Administrative Class	23,621	624,655	15,874	393,715	1,995,325	44,772,554	4,779,790	101,304,125

Issued in reinvestment of dividends and distributions:
Class A	163,495	4,460,543	617,215	14,602,170	1,395,333	33,424,672	9,051,680	184,337,105
Class C	60,204	1,376,953	325,780	6,483,110	223,692	4,879,131	1,354,313	25,169,095
Class R	1,999	47,650	22,748	470,486	81,033	2,042,503	497,487	10,620,149
Class P	13,550	305,865	31,249	615,983	65,053	1,705,328	408,453	9,073,344
Institutional Class	23,912	692,798	110,876	2,780,304	2,062,474	54,342,597	13,568,569	302,965,277
Class R6	—	—	—	—	580,542	15,252,734	1,909,742	42,567,407
Administrative Class	1,817	51,039	7,045	171,468	777,589	18,585,786	4,693,508	95,419,779

Issued in reorganization:

Cost of shares redeemed:
Class A	(1,094,696)	(28,234,570)	(2,568,419)	(61,777,954)	(11,723,628)	(261,596,866)	(30,255,607)	(652,397,242)
Class B	—	—	(27,870)	(628,437)	—	—	(83,271)	(1,984,568)
Class B — to Class A(a)	—	—	(42,704)	(959,917)	—	—	(132,256)	(3,088,564)
Class C	(704,551)	(15,159,374)	(1,086,117)	(21,986,174)	(1,179,031)	(24,050,956)	(3,428,222)	(68,399,147)
Class D	—	—	(30,715)	(771,741)	—	—	(396,769)	(10,221,401)
Class D — to Class A(a)	—	—	(402,981)	(10,049,143)	—	—	(2,712,029)	(67,975,913)
Class R	(153,552)	(3,484,430)	(313,167)	(6,480,167)	(682,495)	(15,955,451)	(1,521,894)	(35,198,335)
Class P	(110,863)	(2,386,240)	(239,776)	(4,762,782)	(560,824)	(13,647,863)	(2,246,884)	(52,026,432)
Institutional Class	(660,490)	(18,601,111)	(1,894,134)	(48,573,123)	(26,418,291)	(645,050,189)	(48,146,926)	(1,143,539,508)
Class R6	—	—	—	—	(3,319,793)	(80,891,145)	(4,879,793)	(112,399,120)
Administrative Class	(34,479)	(898,815)	(48,783)	(1,221,340)	(5,813,949)	(129,865,150)	(17,037,656)	(366,414,460)
Net increase (decrease) resulting from Fund share transactions	(1,846,935)	$(45,972,041)	(3,317,530)	$(79,940,327)	(33,006,732)	$(765,767,460)	(41,452,039)	$(975,643,453)

(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively.

152	December 31, 2016 |	Semiannual Report

AllianzGI Small-Cap Blend				AllianzGI Technology
Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016		Six Months ended December 31, 2016 (unaudited)		Year ended June 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

38,425	$697,237	78,646	$1,432,511	559,145	$29,194,369	1,687,387	$88,665,042
—	—	33,136	571,596	—	—	2,534,992	144,685,784
22,879	403,993	63,794	1,142,297	60,936	2,571,545	226,993	9,940,395
—	—	2,165	39,404	—	—	203,330	11,475,442
—	—	—	—	—	—	—	—
27,441	490,637	132,049	2,307,051	103,170	5,778,443	797,345	41,919,410
6,638	118,103	51,436	879,606	867,184	49,179,686	2,516,688	139,121,811
—	—	—	—	—	—	—	—
—	—	—	—	118,207	6,367,509	196,314	10,588,769

537	10,236	68,200	1,145,042	400,248	19,996,402	1,340,585	67,753,182
553	10,349	57,491	952,054	153,862	6,272,953	457,327	19,230,622
—	—	—	—	—	—	—	—
44	835	5,901	99,388	33,725	1,826,886	132,933	7,235,526
48	920	6,391	107,925	478,155	26,245,941	1,474,635	81,193,395
—	—	—	—	—	—	—	—
—	—	—	—	63,711	3,335,296	188,315	9,937,362

(167,083)	(2,995,397)	(321,276)	(5,374,943)	(1,718,268)	(88,880,080)	(2,733,866)	(137,743,082)
—	—	—	—	—	—	(4,882)	(240,583)
—	—	—	—	—	—	(14,443)	(745,384)
(188,363)	(3,321,873)	(321,557)	(5,391,099)	(342,041)	(14,600,451)	(468,350)	(19,922,057)
—	—	(3,771)	(65,828)	—	—	(411,737)	(22,960,544)
—	—	(33,192)	(571,596)	—	—	(2,561,399)	(143,940,400)
—	—	—	—	—	—	—	—
(40,444)	(721,930)	(60,365)	(999,290)	(257,321)	(14,187,771)	(931,506)	(48,941,041)
(12,929)	(228,058)	(255,183)	(4,603,523)	(1,435,954)	(80,767,817)	(3,974,846)	(215,919,420)
—	—	—	—	—	—	—	—
—	—	—	—	(159,498)	(8,572,873)	(340,261)	(18,268,094)
(312,254)	$(5,534,948)	(496,135)	$(8,329,405)	(1,074,739)	$(56,239,962)	315,554	$23,066,135

Semiannual Report	| December 31, 2016	153

Notes to Financial Statements (cont’d)

December 31, 2016 (Unaudited)

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At December 31, 2016, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Emerging Markets Opportunities	4	75%
AllianzGI Focused Growth	5	53%
AllianzGI Global Natural Resources	3	53%
AllianzGI Global Small-Cap	5	61%
AllianzGI Health Sciences	3	57%
AllianzGI Income & Growth	8	78%
AllianzGI Mid-Cap	6	60%
AllianzGI NFJ Dividend Value	4	55%
AllianzGI NFJ International Value	6	57%
AllianzGI NFJ Large-Cap Value	7	52%
AllianzGI NFJ Mid-Cap Value	7	61%
AllianzGI NFJ Small-Cap Value	5	55%
AllianzGI Small-Cap Blend	5	53%
AllianzGI Technology	3	39%

9.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund held 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2016:

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Apprecation	Market Value 12/31/2016	Dividend Income	Net Realized Gain (Loss)
A Schulman, Inc.†	$37,058,864	—	$(9,378,653)	$7,246,748	$40,811,074	$588,498	$2,675,743
United Insurance Holdings Corp.†	17,786,272	—	(17,238,525)	—	—	7,404	(2,555,335)
Totals	$54,845,136	—	$(26,617,178)	$7,246,748	$40,811,074	$595,902	$120,408

†	Not affiliated at Fund level at December 31, 2016.

10.	BORROWINGS

During a portion of the reporting period, the Trust was party to a credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers also paid a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets.

The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days and expired on October 27, 2016.

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced a preexisting credit agreement with the Northern Trust Company. The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset

154	December 31, 2016 |	Semiannual Report

coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

There were no borrowings by the Funds under the lines of credit during the six months ended December 31, 2016.

11.	RELATED PARTY TRANSACTIONS

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 4 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six months ended December 31, 2016, the following Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Global Small-Cap	—	$53,603
AllianzGI Income & Growth	$1,454,012	—

12.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 7, 2016, the Board of Directors and Trustees approved the creation of a Class T share class, which is expected to be registered later in 2017.

On January 19, 2017, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable January 19, 2017 to shareholders of record on January 18, 2017 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.02020	$0.06230
Class C	$0.01389	$0.06230
Class R	$0.01776	$0.06230
Class P	$0.02249	$0.06230
Institutional Class	$0.02344	$0.06230

There were no other subsequent events identified that require recognition or disclosure.

Semiannual Report	| December 31, 2016	155

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

156	December 31, 2016 |	Semiannual Report

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

∎	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Semiannual Report	| December 31, 2016	157

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investors U.S. LLC (the “Adviser”) and the Amended and Restated Portfolio Management Agreements with respect to AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund and AllianzGI NFJ Small-Cap Value Fund between the Adviser and NFJ Investment Group LLC (“NFJ”) (the “Sub-Adviser”) (collectively, the “Agreements”).

The Independent Trustees met on September 23, 2016 and October 12, 2016 (the “contract review meetings”) with independent counsel to discuss the materials provided by Fund management in response to the Independent Trustees’ written request for information regarding the annual renewals. Representatives from fund management attended portions of the contract review meetings to review, among other topics, the comparative fee and expense information and comparative performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) for each Fund using its respective Broadridge peer groups for performance and fee/expense comparisons.

In connection with their deliberations regarding the approval of the Agreements, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Adviser and the Sub-Adviser (together with the Adviser, the “Advisers”) under the Agreements.

In connection with their contract review meetings, the Independent Trustees received and relied upon materials provided by the Adviser including, among other items: (i) information provided by Broadridge, an independent third party, for the Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Broadridge (the “Broadridge performance universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Funds for various time periods; (ii) information on the Funds’ advisory fees and other expenses and information compiled by Broadridge, as applicable, on the advisory fees and other expenses of comparable funds identified by Broadridge; (iii) to the extent applicable, information regarding the investment performance and fees for other funds and accounts managed by the Adviser or their affiliates, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, if any; (iv) an estimate of the profitability to the Adviser from its relationship with the Funds for the twelve months ended December 31, 2015; (v) descriptions of various functions performed by the Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices; (vi) information regarding the overall organization and business functions of the Advisers, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services and corporate ownership and business operations unrelated to the Funds; (vii) fact cards for each Fund including, among other information, total return investment performance based on net asset value, total expense ratio and management fee comparisons between each Fund and its Broadridge peer group and trends in profitability to the Adviser of its advisory relationship with each Fund; and (viii) “Focus Group Scorecards” that presented each Fund’s performance with respect to selected metrics against Broadridge peers.

The Independent Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Independent Trustees’ deliberations are described below, although individual Independent Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Funds are in many cases the result of review and discussion in prior years between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review. The Independent Trustees also took into account that, in response to requests from the Independent Trustees, the Adviser had proposed the continuation, modification or adoption of certain advisory or administrative fee breakpoints, waivers or reductions for certain Funds, as described under “Fee and Expense Information” below. The Independent Trustees also considered the risk profiles of the Funds.

The Independent Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser provides or procures through third-party service providers most administrative services that are required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, sub-transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers

158	December 31, 2016 |	Semiannual Report

and various shareholder services. The Independent Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, sub-transfer agency and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates).

Performance Information

Fund-specific performance results for the Funds reviewed by the Independent Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to each Fund, the Independent Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class shares of the Funds against their respective Broadridge performance universes for the one-, three-, five- and ten-year periods (to the extent each such Fund had been in existence) ending June 30, 2016. Class A and Institutional Class performance relative to the median for each Fund’s Broadridge performance universe is described below, and the specific quintile rankings for Class A and Institutional Class shares are also noted below with respect to the relevant periods of performance. The Funds Sub-Advised by NFJ LLC are referred to below as the “NFJ Funds.” The remaining Funds are referred to below as the “AllianzGI U.S. Funds.”

AllianzGI U.S. Funds. The Trustees reviewed, among other information, comparative information showing performance of the AllianzGI Emerging Markets Opportunities, AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Income & Growth, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend and AllianzGI Technology Funds against their respective Broadridge performance universes.

For the AllianzGI Emerging Markets Opportunities Fund, performance for Class A shares was below median (in the fourth quintile) for the one-year period and above median for the three- and five-year periods (in the second quintile for the three-year period and in the third quintile for the five-year period) and performance for Institutional Class shares was below median (in the fourth quintile) for the one-year period and above median (in the second quintile) for the three-, five- and ten-year periods. Class A shares of this Fund do not have ten years of operating history.

For the AllianzGI Focused Growth Fund, performance for Class A and Institutional Class shares was above median (in the first quintile) for the one-, three-, five- and ten-year periods.

For the AllianzGI Global Natural Resources Fund, performance for Class A shares was below median (in the third quintile) for the one-year period and above median for the three-, five- and ten-year periods (in the second quintile for the three-year period and in the first quintile for the five- and ten-year periods) and performance for Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the third quintile for the one-year period, in the second quintile for the three-year period and in the first quintile for the five- and ten-year periods).

For the AllianzGI Global Small-Cap Fund, performance for Class A shares was below median (in the third quintile) for the one- and ten-year periods and above median for the three- and five-year periods (in the third quintile for the three-year period and in the second quintile for the five-year period) and performance for Institutional Class shares was at median (in the third quintile) for the one-year period and above median for the three-, five- and ten-year periods (in the second quintile for the three-year period, in the first quintile for the five-year period and in the third quintile for the ten-year period).

For the AllianzGI Health Sciences Fund, performance for Class A shares was above median (in the second quintile) for the one- and three-year periods and below median for the five- and ten-year periods (in the fifth quintile for the five-year period and in the fourth quintile for the ten-year period) and performance for Institutional Class shares was above median (in the second quintile) for the one-year period. Institutional Class shares of this Fund do not have more than one year of operating history.

For the AllianzGI Income & Growth Fund, performance for Class A shares was below median (in the third quintile) for the one-year period and above median (in the second quintile) for the three- and five-year periods and performance for Institutional Class shares was below median (in the third quintile) for the one-year period and above median (in the first quintile) for the three- and five-year periods. This Fund does not have ten years of operating history.

For the AllianzGI Mid-Cap Fund, performance for Class A shares was above median for the one- and ten-year periods (in the second quintile for the one-year period and in the third quintile for the ten-year period) and below median for the three- and five-year periods (in the third quintile for the three-year period and in the fourth quintile for the five-year period) and performance for Institutional Class shares was above median (in the second quintile) for the one- and ten-year periods and below median for the three- and five-year periods (in the third quintile for the three-year period and in the fourth quintile for the five-year period).

For the AllianzGI Small-Cap Blend Fund, performance for Class A and Institutional Class shares was below median (in the third quintile) for the one year period. The Fund does not have more than one year of operating history.

Semiannual Report	| December 31, 2016	159

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

For the AllianzGI Technology Fund, performance for Class A shares was below median for the one-, three- and five-year periods (in the fourth quintile for the one- and five-year periods and in the third quintile for the three-year period) and above median (in the third quintile) for the ten-year period and performance for Institutional Class shares was below median (in the fourth quintile) for the one- and five-year periods and above median for the three- and ten-year periods (in the third quintile for the three-year period and in the first quintile for the ten-year period).

NFJ Funds. The Trustees reviewed, among other information, comparative information showing performance of the AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value Funds against their respective performance universes.

For the AllianzGI NFJ Dividend Value Fund, performance for Class A and Institutional Class shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, three- and ten-year periods and in the fourth quintile for the five-year period).

For the AllianzGI NFJ International Value Fund, performance for Class A and Institutional Class shares was below median (in the fifth quintile) for the one-, three- and five-year periods and above median (in the first quintile) for the ten-year period.

For the AllianzGI NFJ Large-Cap Value Fund, performance for Class A shares was below median for the one-, three-, five- and ten-year periods (in the fourth quintile for the one-, three- and five-year periods and in the fifth quintile for the ten-year period) and performance for Institutional Class shares was below median for the one-, three-, five- and ten-year periods (in the fourth quintile for the one-, three- and ten-year periods and in the third quintile for the fifth-year period).

For the AllianzGI NFJ Mid-Cap Value Fund, performance for Class A shares was above median (in the second quintile) for the one-, three- and ten-year periods and below median (in the third quintile) for the five-year period and performance for Institutional Class shares was above median for the one-, three- and ten-year periods (in the second quintile for the one- and three-year periods and in the first quintile for the ten-year period) and below median (in the third quintile) for the five-year period.

For the AllianzGI NFJ Small-Cap Value Fund, performance for Class A shares was below median for the one-, three- and five-year periods (in the fourth quintile for the one- and three-year periods and in the fifth quintile for the five-year period) and above median (in the second quintile) for the ten-year period and performance for Institutional Class shares was below median (in the fourth quintile) for the one-, three- and five-year periods and above median (in the second quintile) for the ten-year period.

In addition, it was noted that the Independent Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board and/or the Performance Committee of the Board).

As part of their review, the Independent Trustees examined the ability of the Advisers to provide high-quality investment management and other services to the Funds. Among other information, the Independent Trustees considered the investment philosophy and research and decision making processes of the Advisers, the experience of key advisory personnel of the Advisers responsible for portfolio management of the Funds, the ability of the Advisers to attract and retain capable personnel, the background and capabilities of the senior management and staff of the Advisers, employee compensation and the operational infrastructure, including technology and systems, of the Advisers. In addition, the Independent Trustees reviewed the extent and quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Funds, the compliance programs and risk controls of the Advisers, the specific contractual obligations of the Advisers pursuant to the Agreements, the nature and quality of certain administrative services the Adviser is responsible for providing to the Funds and conditions that might affect the Advisers’ ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, and taking into account the proposed implementation or continuation of certain Funds’ advisory or administrative fee breakpoints and/or waivers as described under “Fees and Expense Information” below, the Independent Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Advisers would be able to continue to meet and/or meet any reasonably foreseeable obligations under each Agreement and that the Advisers would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Funds’ fees under the Agreements, the Independent Trustees considered, among other information, each Fund’s advisory fee and the Fund’s total expense ratio as a percentage of average daily net assets and the advisory fees and total expense ratios of peer groups of funds based on information provided by Broadridge. The Independent Trustees also considered the administrative fee rate paid by each share class of each Fund to the Adviser. The Independent Trustees also considered, among other items: (i) the level of the Funds’ advisory fees, including versus their peer groups as provided by Broadridge; (ii) the level of the Funds’ sub-advisory fees, as applicable; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, as applicable, and the services provided by the Adviser, on the one hand, and the Sub-Adviser, on the other hand, as applicable; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees, as applicable; (v) that the Funds pay a unitary fee for non-advisory services, which

160	December 31, 2016 |	Semiannual Report

differentiates the Funds from many in the industry; (vi) each Fund’s total expenses, including as compared to those funds in their peer groups as provided by Broadridge; and (vii) current Fund asset levels as compared to prior years.

The Independent Trustees also considered information showing the advisory fees charged by the Advisers to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, if any. In comparing these fees, the Independent Trustees considered information provided by the Adviser as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts, the higher demands placed on the Advisers’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, and the impact on the Advisers and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separate accounts.

The Independent Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Broadridge materials. The Independent Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes).

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

The Independent Trustees reviewed, among other information, information provided by Broadridge comparing each Fund’s advisory fee, and ratios of total expenses to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes) to those of a group of comparable funds for the most recent fiscal year ended June 30, 2016. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class, are referred to as the “institutional expense group.” The Independent Trustees noted that the Broadridge data takes into account any fee reductions that were in effect during a Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Independent Trustees. The Funds’ fee and expense rankings are discussed below relative to the median of the applicable Broadridge-selected group of comparable funds. A Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories. For example, a Fund with the highest fees and expenses relative to its peer group would rank in the fifth quintile and would be categorized as above median, while a Fund with the lowest fees and expenses relative to its peer group would rank in the first quintile and would be categorized as below median.

AllianzGI U.S. Funds. For the AllianzGI Emerging Markets Opportunities Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Focused Growth Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Global Natural Resources Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group.

For the AllianzGI Global Small-Cap Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the fourth quintile) for both the retail and institutional expense group.

For the AllianzGI Health Sciences Fund, advisory fees were below median for the retail expense group and above median (in the fourth quintile) for the institutional expense group and total expense ratios were above median for both the retail and institutional expense groups (in the third quintile for the retail expense group and in the fourth quintile for the institutional expense group).

For the AllianzGI Income & Growth Fund, advisory fees were at median for the retail expense group and below median for the institutional expense group and total expense ratios were above median (in the fifth quintile) for both the retail and institutional expense groups.

For the AllianzGI Mid-Cap Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Small-Cap Blend Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI Technology Fund, advisory fees were above median for both the retail and institutional expense groups (in the fourth quintile for the retail expense group and in the fifth quintile for the

Semiannual Report	| December 31, 2016	161

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

institutional expense group) and total expense ratios were above median (in the fifth quintile) for both the retail and institutional expense groups.

NFJ Funds. For the AllianzGI NFJ Dividend Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group.

For the AllianzGI NFJ International Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

For the AllianzGI NFJ Large-Cap Value Fund, advisory fees were below median for both the retail and institutional expense group and total expense ratios were below median for the retail expense group and above median (in the third quintile) for the institutional expense group.

For the AllianzGI NFJ Mid-Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the third quintile) for both the retail and institutional expense groups.

For the AllianzGI NFJ Small-Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were at median for the retail expense group and below median for the institutional expense group.

The Trustees evaluated each Fund’s advisory fees based on a variety of factors, including comparative fee and expense information, the Adviser’s estimated profitability from its relationship with each Fund (described below), possible economies of scale (described below) and Fund performance. In light of these factors, the Independent Trustees recommended, and the Adviser agreed, that voluntary fee waivers of a portion of the advisory fees of certain Funds be implemented or continued for a one-year period through October 31, 2017 as follows: for the AllianzGI Income & Growth Fund, a reduction of 1 basis point on net assets in excess of $2 billion, an additional reduction of 1.5 basis points on net assets in excess of $3 billion and an additional reduction of 2.5 basis points on net assets in excess of $5 billion; for the AllianzGI NFJ Dividend Value Fund, a reduction of 15 basis points on the Fund’s daily net assets, an additional reduction of 2.5 basis points on net assets in excess of $7.5 billion and an additional reduction of 2.5 basis points on net assets in excess of $10 billion; for the AllianzGI NFJ International Value Fund, a reduction of 5 basis points on the Fund’s daily net assets, an additional reduction of 1 basis point on net assets in excess of $4 billion, an additional reduction of 1.5 basis points on net assets in excess of $5 billion and an additional reduction of 2.5 basis points on net assets in excess of $7.5 billion; for AllianzGI NFJ Large-Cap Value Fund, a reduction of 15 basis points on the Fund’s daily net assets; for the AllianzGI NFJ Small-Cap Value Fund, a reduction of 2.5 basis points on net assets in excess of $3 billion, an additional reduction of 2.5 basis points on net assets in excess of $4 billion and an additional reduction of 2.5 basis points on net assets in excess of $5 billion; and for the AllianzGI Technology Fund, a reduction of 15 basis points on the Fund’s daily net assets, an additional reduction of 1 basis point on net assets in excess of $2 billion, an additional reduction of 1.5 basis points on net assets in excess of $3 billion and an additional reduction of 2.5 basis points on net assets in excess of $5 billion. It also was agreed that the Adviser would observe the following additional voluntary fee waivers of a portion of the administrative fees for certain Funds for a one-year period through October 31, 2017 as follows: for the AllianzGI Emerging Markets Opportunities Fund, a reduction of 15 basis points on the Fund’s daily net assets; for AllianzGI NFJ International Value Fund, a reduction of 2.5 basis points on the Fund’s daily net assets; and for AllianzGI NFJ Small-Cap Value Fund, a reduction of 5 basis points on the Fund’s daily net assets. The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on a profitability analysis provided by the Adviser, the Independent Trustees also reviewed the estimated profitability to the Adviser of its advisory and administrative relationships with each Fund and determined that such profitability did not appear to be excessive. The Independent Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. The Independent Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waivers or breakpoints observed by the Adviser for applicable Funds. Additionally, the Independent Trustees considered so-called “fall-out benefits” potentially available to the Advisers as a result of their advisory arrangements with the Funds, including research, statistical and quotation services from broker-dealers executing the Funds’ portfolio transactions on an agency basis, and enhanced visibility for marketing and distribution of other products managed by the Advisers. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies concerning administration services with fund shareholders.

The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and

162	December 31, 2016 |	Semiannual Report

administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Independent Trustees reviewed information regarding profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, that they were satisfied with the Advisers’ responses and ongoing efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Independent Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, quality and extent of services provided by the Adviser and/or Sub-Adviser, as the case may be, and should be continued, taking into account the Adviser’s agreement to observe fee waivers and/or breakpoints for certain Funds as noted above. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreements was in the interests of the applicable Funds and their shareholders, and determined to recommend that the continuance of the Agreements be approved by the full Board.

The Independent Trustees also considered the proposed continuance of the Administration Agreement between Allianz Funds and AllianzGI U.S. for the Funds and determined to recommend the same for approval by the full Board.

The Independent Trustees also discussed the distribution arrangements and plans for the Funds and determined that there is a reasonable likelihood that the arrangements will continue to benefit the Funds and their shareholders, and to recommend the continuance of the same for approval by the full Board.

Semiannual Report	| December 31, 2016	163

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Investment Adviser*

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

* Prior to October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) served as investment manager. On October 1, 2016, AGIFM merged into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). The merger did not result in any changes of control and all services provided by AGIFM will continue to be provided by Allianz GI U.S.

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The Financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $541 billion in assets under management (“AUM”).* With 25 offices and over 540 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

* Combined worldwide AUM as of September 30, 2016

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2015. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005SA_123116

91753

ITEM 2. CODE OF ETHICS

(a) Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)	(1) Not required in this filing.

(a)	(2)Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)	(3) Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: February 28, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: February 28, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2017